         ANNUAL REPORT
         December 31, 2001

[PHOTO OF ]
------------------------
[PHOTO OF ]
------------------------
[PHOTO OF ]

SALOMON BROTHERS   . ASIA GROWTH FUND
----------------
                   . INTERNATIONAL EQUITY
                     FUND

                   . SMALL CAP GROWTH FUND

                   . CAPITAL FUND

                   . ALL CAP VALUE FUND

                   . LARGE CAP GROWTH FUND

                   . LARGE CAP CORE EQUITY FUND

                   . INVESTORS VALUE FUND

                   . BALANCED FUND

[GRAPHIC OF SALOMON BROTHERS
ASSET MANAGEMENT]

     For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

     Salomon Brothers offers...
     Quality Service
     Scope of Choice
     An Information Advantage

     We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

     We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

BRIDGING WALL STREET OPPORTUNITIES
--------------------------------------------------------------------------------
TO YOUR FINANCIAL FUTURE


   RICH TRADITION
-------------------
   Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

   GLOBAL RESOURCES
--------------------
   We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

   INVESTMENT EXPERTISE
-----------------------
   Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

   PERFORMANCE
-----------------------
   We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

   INFORMATION ADVANTAGE
------------------------

   We offer a global information advantage to investors and their advisors-- providing the benefits of a world of rapid knowledge acquisition.

[GRAPHIC] Table of Contents


A MESSAGE FROM THE CHAIRMAN...............................................   2

SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND........................................................   4

  INTERNATIONAL EQUITY FUND...............................................   8

  SMALL CAP GROWTH FUND...................................................  11

  CAPITAL FUND............................................................  15

  ALL CAP VALUE FUND......................................................  20

  LARGE CAP GROWTH FUND...................................................  22

  LARGE CAP CORE EQUITY FUND..............................................  25

  INVESTORS VALUE FUND....................................................  27

  BALANCED FUND...........................................................  31

SCHEDULES OF INVESTMENTS..................................................  34

STATEMENTS OF ASSETS AND LIABILITIES......................................  60

STATEMENTS OF OPERATIONS..................................................  62

STATEMENTS OF CHANGES IN NET ASSETS.......................................  64

NOTES TO FINANCIAL STATEMENTS.............................................  68

FINANCIAL HIGHLIGHTS......................................................  80

REPORT OF INDEPENDENT ACCOUNTANTS.........................................  96

ADDITIONAL INFORMATION....................................................  97

TAX INFORMATION........................................................... 100

DIRECTORS AND OFFICERS OF SALOMON BROTHERS INVESTMENT SERIES.............. IBC

[PHOTO]
Heath B. McLendon
Chairman and President

[GRAPHIC]
Salomon Brothers Investment Series
A Message From the Chairman

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Salomon Brothers Investment Series -- Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund and Balanced Fund ("Fund(s)") for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined each Fund's investment strategies. We hope you find this report to be useful and informative.

Below is a chart showing each Fund's Class A share return for the year ended December 31, 2001, without sales charges.

THE PERFORMANCE OF THE FUNDS

Class A Shares' total return/1/ for the Year Ended December 31, 2001:

                                               Without Sales
                                                  Charges
                                               -------------
                    Asia Growth Fund              (11.87)%
                    International Equity Fund     (21.67)
                    Small Cap Growth Fund          (6.61)
                    Capital Fund                    1.60
                    All Cap Value Fund                 *
                    Large Cap Growth Fund         (12.27)
                    Large Cap Core Equity Fund         *
                    Investors Value Fund           (4.43)
                    Balanced Fund                   0.96

* The Fund has an operating history of less than six months and thus, year-end performance is not shown.

EQUITY MARKET COMMENTARY

A series of events contributed toward the stock market's volatility throughout 2001. In addition to the recessionary pressures that filtered throughout the U.S. economy, equity markets contended with other concerns such as the September 11th terrorist attack, war, a new U.S. presidency and earnings revisions by many companies, particularly those in the technology and telecommunications sectors. To help fuel economic activity, the U.S. Federal Reserve Board ("Fed") reduced its target for the short-term federal funds rate ("fed funds rate")/2/ 11 times throughout 2001. Although these rate reductions sparked rallies in the stock market in January and April, a series of downward earnings revisions sent stock prices sharply lower between these periods, and subsequently in May.

--------
1 The total return figures assume reinvestment of all dividends and do not reflect the deduction of sales charges for each Fund's Class A shares. Total return figures would have been lower if sales charges had been deducted. The data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current pro- spectus. Other share classes are available. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.
2 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

The second half of 2001 got off to a slow start following a generally negative earnings season. Consumer confidence measures dipped sharply in August. The market then experienced significant volatility attributable in part to the September 11th terrorist attack, amid other factors.

During the fourth quarter, many U.S. stock prices rebounded to some extent to levels above those prior to September 11th. From our perspective, the rise in the markets occurred amid growing hopes that the monetary and fiscal stimulus measures would help stimulate the U.S. economy. Although stock and convertible bond markets were characterized by volatility throughout 2001, both markets regained some lost ground during the fourth quarter of 2001.

The U.S. economy has shown little growth since March 2001. It remains to be seen when the current economic environment, which some have dubbed "recessionary," will be followed by a recovery. However, it's our philosophy that a diversified portfolio can help investors pursue attractive investment returns over the long-term.

Looking ahead, we anticipate that it will not be an easy year for the equity markets. However, we are cautiously optimistic about 2002. We feel that market volatility has become part of the financial landscape going forward. However, in our opinion, this challenge clearly demonstrates the value of seeking investment services from experienced portfolio managers. We feel that the experience of our investment-management teams and their quality approaches can help investors prudently pursue their investment-management objectives.

On behalf of everyone at Salomon Brothers Asset Management, we would like to thank you for your continued confidence in the Funds. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman and President

January 14, 2002

The information provided in these commentaries represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 34 through 59 for a list and percentage breakdown of each Fund's holdings. Also, please note any discussion of the Funds' holdings is of December 31, 2001 and is subject to change.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY
The Asia Growth Fund ("Fund") seeks long-term capital appreciation. The Fund invests primarily in equity and equity-related securities of "Asian companies." The Fund considers Asian companies to include companies that are organized under the laws of any country in the Asian region other than Japan, Australia and New Zealand. We first consider macroeconomic factors in an effort to identify an optimal allocation of assets among sectors and countries. We then employ a combination of quantitative and traditional fundamental analysis to identify individual companies within these industries, which exhibit strong returns on equity, positive cash flows and favorable price-earnings ratios.


 THE FUND MANAGERS


 The Fund is managed by an investment team based out of the Hong Kong office of Salomon Brothers Asset Management Asia Pacific, Ltd.

[GRAPHIC] SALOMON BROTHERS ASIA GROWTH FUND



PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 11.87% for the year ended December 31, 2001. In comparison, the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index ("MSCI Asia Ex-Japan")/1/ returned negative 5.94% for the same period. Past performance is not indicative of future results.

MARKET REVIEW

Following a volatile first half in the equity markets, the second half of calendar year 2001 proved to be even more of a roller coaster ride. Highly disappointing 2nd quarter corporate results led to negative market sentiments in the 3rd quarter. Worries about recession re-emerged, while investors flocked from equities to bonds as a result of downward shifting yield curve/2/. The fall was further pronounced by the tragic events of September 11th. Equities trading in the U.S. and in most of Asia were suspended for several days, and the markets collapsed after they re-opened. The incidents shattered the confidence of investors worldwide and sent all equity markets to the yearly trough in September.

The U.S. Federal Reserve Board ("Fed") again made an extremely quick and firm response after the September 11th attacks, further reducing the federal funds rate ("fed funds rate")/3/ by 1% prior to the next regularly scheduled Federal Open Market Committee ("FOMC")/4/ meeting. This provided ample liquidity to equities markets and, in hindsight, the September 11th event turned out to be an inflection point for Asian equities. Due to the sharp collapse in mid-September and the accompanying expansion of equity risk premiums, we believed an increasing number of stocks as well as markets in the region were attractively priced and trading at steep discounts to our dividend discount model ("DDM"). With liquidity as a major factor, compounded with cheap valuations and stabilizing data from the U.S., Asian markets soon found a floor and regained pace when most were able to return to the pre-attack levels in the following months. As investors' confidence rebuilt, most of the regional markets gradually moved towards an up trend towards the end of the year. We believe that Asian markets are now more inclined to believe in a recovery of the U.S. economy, an even more robust one after the September troughs, starting in mid-2002.
--------
1 The MSCI Asia Ex-Japan is a broad-based unmanaged index of Asian stocks. It does not include the stocks of companies that are based in Japan. Please note that an investor cannot invest directly in an index.
2 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4 The FOMC is a policy-making body of the Federal Reserve System--the U.S.
  central bank, which is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Based on the MSCI Asia Ex-Japan Index for each country in our benchmark, local currency returns for full year of 2001 were: Korea (+51.6%), Taiwan (+15.0%), Thailand (+4.9%), Malaysia (+2.3%), Indonesia negative (4.2%), Philippines negative (17.1%), India negative (18.6%), Singapore negative (20.2%), Hong Kong negative (21.2%) and China negative (26.1%).

PORTFOLIO HIGHLIGHTS

Throughout the year, the Fund remained most overweight in Korea relative to the MSCI Asia Ex-Japan Index; Korea turned out to be the best performing market in 2001. As mentioned previously in our reports, Korea was one of the cheapest markets based upon our DDM and we believe its strong domestic consumption demand was a major factor keeping the economy buoyant, despite a global slowdown. In China, on the other hand, while showing strong macro-economic data from top-down perspective, the Chinese market (as measured by the MSCI China Index "MSCI China") turned out to be the worst performing market in 2001. The Chinese market was dragged down mainly by China Mobile (Hong Kong) Ltd., (which represents about 50% of the MSCI China), which was down 36% and Cathay Pacific Airways Ltd., which was down 37% (10% of the MSCI China). Although we were slightly overweight China towards the second half of 2001, we were underweight China Mobile due to its excessive valuations and increasing competition within the China mobile telecommunications sector. Our consistent overweight in the North Asian markets versus Southeast Asian markets was beneficial throughout the year.

The Fund was also overweight in the technology sector, mainly in Korean and Taiwanese companies. This was positive as the sector outperformed massively in the beginning of the year (especially in January) and during the last quarter. Our overweight throughout the year in Samsung Electronics Co. in Korea (+76.6%), Taiwan Semiconductor Manufacturing Co. Ltd. (TSMC) in Taiwan (+56.1%), and Venture Manufacturing (Singapore) Ltd. in Singapore (+14.7%) all generated positive returns over their respective markets. One major theme over the year was merger and acquisitions ("M&A") in the banking sector. We were selectively invested in regional banks such as Overseas Union Bank in Singapore, where we locked in over 120% profits since cost after the takeover by United Overseas Bank Ltd. Another candidate, Hongkong Chinese Bank Holdings
(HKCB) in Hong Kong, one of the stronger local banks with cheap valuations of only 0.6 times the price-to-book ratio at the time of purchase, benefited from both M&A activities as well as an expected decline in interest rates. We also locked in over 75% profits on this stock during the year. Shinhan Financial Group Co., Ltd. in Korea, which is still a name we own in the portfolio, was a big outperformer against its market, up 68.8% for the year. We like this stock because we feel it has a high quality loan book, low non-performing loans, steep discount to our DDM, fair value at time of purchase, as well as potential M&A activities. Consumer stocks were outperformers as well in 2001. Our position in Shinsegae Department Store in Korea and Esprit Holdings Ltd. in Hong Kong were both beneficiaries.

MARKET OUTLOOK

Over the last quarter of 2001, we saw a major improvement in investors' appetite for risk following September 11th. We believe this change in sentiment in the region was primarily due to the release of some more encouraging economic data from the U.S., combined with attractive valuation levels within Asia Pacific markets. We believe that a U.S. economic upturn could benefit the region during 2002, especially for those countries most directly exposed to U.S. demand (i.e., Korea and Taiwan). As a result, we expect to see a cyclical rebound in real economic activities towards the second half of 2002. Liquidity conditions in the region are expected to remain favorable, irrespective of whether the Fed continues to cut key short-term interest rates into the new year.

As a result, our country and sector allocations remain broadly the same with an overweight stance in North Asian markets, especially in Korea and to a lesser extent, Taiwan, as we believe these two markets will be most geared towards an external recovery. We will remain slightly overweight in China and India through selective stock picks, as we feel both these markets still have positive macroeconomic fundamentals. We expect to remain underweight in Southeast Asian markets. From a sector standpoint, we anticipate remaining overweight in technology, cyclical stocks and domestic consumption stocks in the region.

The following graph depicts the performance of the Asia Growth Fund versus the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index. It is important to note that the Asia Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
 HISTORICAL PERFORMANCE (unaudited)
 ASIA GROWTH FUND -- CLASS A, B, 2 and O SHARES
 Comparison of $10,000 Investment in the Fund with MSCIAC Asia Free Ex-Japan
 Index

                                    [CHART]

                                               MSCI AC Asia
                                              Free Ex-Japan
          Class A  Class B  Class 2  Class O      Index
          -------  -------  -------  -------  -------------
5/6/96    $ 9,425  $10,000  $ 9,901  $10,000     $10,000
12/96       9,913   10,465   10,361   10,531       9,679
12/97       7,380    7,739    7,671    7,863       5,778
12/98       6,413    6,678    6,620    6,857       5,328
12/99      12,501   12,909   12,796   13,378       8,629
12/00       8,367    8,572    8,496    8,975       5,590
12/31/01    7,374    7,440    7,445    7,950       5,258


    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#
 Composition of portfolio as of
 December 31, 2001

[CHART]

Common Stock                  98%
Equity-Linked Securities       2%



 Breakdown By Country#

 South Korea  23.6%
-------------------
 Hong Kong    22.7%
-------------------
 Taiwan       19.2%
-------------------
 Singapore    11.0%
-------------------
 China         9.2%
-------------------
 India         6.3%
-------------------
 Malaysia      6.0%
-------------------

Portfolio holdings may vary.
 ASIA GROWTH FUND
 Average Annual Total Returns for Period Through December 31, 2001+ (unaudited)

       Class A Shares           Without Sales Charges With Sales Charges*
       ------------------------------------------------------------------
       Since Inception (5/6/96)        (4.25)%              (5.24)%
       5 year                          (5.75)%              (6.86)%
       3 year                           4.76%                2.70%
       1 year                         (11.87)%             (16.96)%
       ------------------------------------------------------------------

       Class B Shares
       ------------------------------------------------------------------
       Since Inception (5/6/96)        (4.94)%              (5.10)%
       5 year                          (6.42)%              (6.78)%
       3 year                           4.00%                3.06%
       1 year                         (12.37)%              (16.71)%
       ------------------------------------------------------------------

       Class 2 Shares
       ------------------------------------------------------------------
       Since Inception (5/6/96)        (4.92)%              (5.08)%
       5 year                          (6.40)%              (6.58)%
       3 year                           3.99%                3.67%
       1 year                         (12.37)%             (14.07)%
       ------------------------------------------------------------------

       Class O Shares
       ------------------------------------------------------------------
       Since Inception (5/6/96)        (3.98)%              (3.98)%
       5 year                          (5.47)%              (5.47)%
       3 year                           5.05%                5.05%
       1 year                         (11.42)%             (11.42)%
       ------------------------------------------------------------------
                        See page 33 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The International Equity Fund ("Fund") seeks long-term capital growth by investing in equity securities of non-U.S. issuers outside the U.S. We follow a disciplined investment process that emphasizes individual security selection. The Fund's investment focus is on companies that participate in growth industries and that are deemed by us to be able to deliver sustainable, above-average growth in earnings per share over a two- to three-year time horizon. Final security selection is a function of detailed industry and company-specific analysis and ongoing interviews with a particular company's senior management.

Under normal market conditions, although the Fund invests primarily in securities of issuers organized in at least three countries other than the U.S., the Fund may invest up to 15% of its assets in the securities of issuers located in the U.S. Our primary focus is on sustainable growth/1/ companies that show strong earnings growth visibility. However, we tend to seek out those companies that are not selling at what we feel is an excessive premium to the market.

 THE FUND MANAGERS


 Henry B.W. de Vismes, Managing Director and Senior Portfolio Manager of the Fund, is responsible for the day-to-day Fund management. Mr. de Vismes has 31 years of experience managing global assets for individuals and institutions.

 William Cory Bunting, CFA, Senior Portfolio Manager assists in the day-to-day management of the Fund and is generally responsible for the management of global and international equity portfolios.

SALOMON BROTHERS
International Equity Fund

PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 21.67%, for the year ended December 31, 2001. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/2/ returned negative 21.44% for the same period. Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

For the second consecutive year, a series of extraordinary events significantly influenced the net asset value per share of the Fund. In several key aspects, 2001 was a studied contrast to trends that prevailed during 2000. The U.S. Federal Reserve Board ("Fed") began a series of key short-term interest rate cuts, designed to reinvigorate the slowing U.S. economy, which brought inflation adjusted short-term yields to multi-decade lows. The trading value of the new European currency, the euro, stabilized versus the U.S. dollar, compared with sharp falls last year. Energy prices fell sharply toward the end of the year, a welcome from the increases a year before. The price falls occurred as expectations of global energy demand slid precipitously in the aftermath of the September atrocities and weakening industrial production. The reduction in energy prices served as a massive tax cut for consumers and businesses in most of the developed international economies. International growth stocks rallied at the very end of the period, after eighteen months of outperformance by international value stocks. We believe the sustainability of that trend will depend on the depth and duration of the global economic slowdown.

European equity markets declined as the U.S. slide into recession also slowed Europe's export-oriented economies. The European Central Bank ("ECB") was slow to recognize and act upon the contractionary risk, in our opinion. Subsequent to the September 11th attacks, the ECB has reduced interest rates with far greater urgency. The sharp decline in trendline inflation has given the ECB latitude to trim short-term interest rates.

The European equity markets are heavily weighted towards financial services stocks, especially banks and insurers. European banks have been aggressive acquirers of investment banking and capital market activities, and those equities suffered from the cyclical downturn of the financial markets. Insurance stocks also suffered from the decline of equities, which represent a far greater proportion of assets compared with U.S. insurers. The liabilities from the terrorist attacks weighed on these stocks. The telecommunications stocks, which we favor in the portfolio, generally fell in price during much of the fiscal year due to concerns over indebtedness in the aftermath of the wireless license auctions. Corporate balance sheets have tended to benefit from lower interest rates and telecommunications companies' operations are primarily
--------
1 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
2 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

regionally focused rather than dependant on exports. These positive indicators appear to have re-energized investor interest in telecommunications stocks.

The Asian equity markets also suffered during the year. Many of these markets have a high representation of technology and technology-related stocks. As the global technology depression came into clear focus, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to significant forecast downgrades. With capital spending intentions of multinationals in clear decline, we believe the overall prospect for technology spending at the time of this writing, is not bright.

Emerging markets were not exempt from the global equity market downturn. Falling commodity prices in many sectors pressured earnings in these generally commodity dependent export economies. Argentina's continued economic woes weighed heavily upon the emerging market fixed-income sector and the country's proposal of debt rescheduling has increased investor aversion.

MARKET OUTLOOK

European investors had begun a significant reallocation of pension and personal portfolio assets away from fixed income instruments into equities in the preceding five years. The bear market of the past eighteen months has resulted in redemptions of equity mutual funds by European investors, which exacerbated volatility in the markets. We continue to believe that long-term asset allocations toward equities will continue given the structurally lowered nominal yields available from bonds. However, the bear market continues to test the resolve of European investors.

Japan's population voted in a reform-minded Prime Minister with extraordinary popularity and a mandate for change. Yet the pace of change in Japan has been glacial and the financial system continues to be under pressure, weighed down by bad debts and deflation. Rising unemployment, to post-war highs and a steady stream of bankruptcies underscores the fragility of Japan's domestic demand. Despite the statistical "cheapness" of stock in Japan, we remain underweight the market.

We have limited emerging market investments and we do not anticipate increasing our allocation.

Our top holdings in the Fund reflect an eclectic mix of investment themes and portfolio emphases. Our top holdings are illustrative of our growth-oriented stock selection criteria, which include strong financial structures, large business opportunities and stable, visionary management.

The past fiscal year has been marked by exceptional investment challenges from a combination of the slowing global economy, the terrorist attacks in the U.S. and sharp swings of investor sentiment. We thank you for your confidence in our investment approach. We look forward to helping you take advantage of, what we believe to be, the growing number of investment opportunities available in today's global economy.

The following graph depicts the performance of the International Equity Fund versus the Morgan Stanley Capital International EAFE Index. It is important to note that the International Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Portfolio Highlights#

 Composition of portfolio as of December 31, 2001

                                     [CHART]

 Common Stock                100%

 Breakdown By Country#

                              United Kingdom 36.8%
                              --------------------
                              Japan          14.3%
                              --------------------
                              Canada          8.1%
                              --------------------
                              Ireland         7.5%
                              --------------------
                              Spain           7.4%
                              --------------------
                              Italy           6.2%
                              --------------------
                              Israel          5.8%
                              --------------------
                              Hong Kong       4.0%
                              --------------------
                              Netherlands     3.7%
                              --------------------
                              France          3.3%
                              --------------------
                              Finland         2.9%
                              --------------------

Portfolio holdings may vary.

      HISTORICAL PERFORMANCE (unaudited)
      INTERNATIONAL EQUITY FUND -- CLASS A, B, 2 and O SHARES
      Comparison of $10,000 Investment in the Fund with MSCI EAFE Index
                                    [CHART]

          Class A  Class B  Class 2  Class O  MSCI EAFE Index
          -------  -------  -------  -------  ---------------
10/25/99  $ 9,425  $10,000  $ 9,901  $10,000     $10,000
12/99      11,772   12,470   12,337   12,490      11,276
6/00       10,688   11,280   11,158   11,350      10,818
12/00       9,048    9,510    9,406    9,620       9,679
6/01        8,143    8,530    8,436    8,670       8,265
12/31/01    7,088    7,159    7,307    7,390       7,604


    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



 INTERNATIONAL EQUITY FUND
 Average Annual Total Returns for Period Through December 31, 2001+ (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (12.24)%             (14.58)%
      1 year                           (21.67)%             (26.20)%
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (12.99)%             (14.19)%
      1 year                           (22.40)%             (26.28)%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (12.99)%             (13.38)%
      1 year                           (22.32)%             (23.89)%
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (10/25/99)       (12.94)%             (12.94)%
      1 year                           (23.18)%             (23.18)%
      --------------------------------------------------------------------
                        See page 33 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Small Cap Growth Fund ("Fund") seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations/1/ similar to that of companies included in the Russell 2000 Growth Index ("Russell 2000 Growth")./2/

We employ "bottom-up"/3/ fundamental research to identify what we believe are high quality, small growth companies that, in our view are expected to deliver sustainable revenue and earnings growth. The Fund targets overall earnings growth at least equal to that of the Russell 2000 Growth. We allow for flexibility, in that we do not think it is necessary to impose rigid boundaries in terms of sector weightings versus the Russell 2000 Growth.

We seek to focus on companies with strong, or significantly improving financials, including, rising revenues and margins, return on equity, strong balance sheets, and the ability to internally fund their growth plans through operating cash flow. However, we do consider exceptions where we find outstanding growth opportunities and expect solid future profits. We also look for companies with very rapid growth profiles, based on multiples of estimated future cash flows or earnings, whose current price-to-earnings ratios ("P/E")/4/ are significantly higher than their growth rates or that are currently losing money. We believe these fast growing companies have the potential to appreciate substantially, if our judgment is correct.

As growth investors, we are willing to "pay up" for the right fundamentals, but generally we try to buy a company's stock at a P/E ratio at or below its earnings growth rate. We will sell on, what we believe to be, any material deterioration in fundamentals, or in those cases where stock appreciation causes an extreme overvaluation.

THE FUND MANAGERS

The Fund is managed by an experienced team of managers.

SALOMON BROTHERS
Small Cap Growth Fund

PERFORMANCE UPDATE

For the year ended December 31, 2001, the Fund's Class A shares, without sales charges, returned negative 6.61%, outperforming the benchmark Russell 2000 Growth, which generated a return of negative 9.23% for the same period. Past performance is not indicative of future results.

MARKET OVERVIEW

Although small cap stocks outperformed large cap stocks during a volatile year (e.g. the Russell 2000 Index ("Russell 2000")/5/ gained 2.49% versus a decline of 11.88% for the Standard and Poor's 500 Index ("S&P 500")/6/), our universe of small cap growth stocks sharply underperformed small cap core stocks, as measured by the Russell 2000. For the year ended December 31, 2001, the Russell 2000 Growth fell 9.23%, while the Russell 2000 returned 2.49%. While growth stocks spent the majority of the year in negative territory, the opposite was true for small cap core equities, and especially for small cap value stocks.

The first quarter was negative for the market, with only value stocks moderately in positive territory, but the second quarter was positive across the board. The weakening U.S. economy severely impacted sales and earnings for many growth companies, especially in the technology sector. However, as the U.S. Federal Reserve Board ("Fed") repeatedly cut the federal funds rate ("fed funds rate")/7/ target rate in an effort to revive the economy, investors began to look past the current economic and earnings weakness in cautious anticipation of improving fundamentals sometime in late 2001 or early 2002. This had an affect in the second quarter, with the market generating positive returns. The third quarter was marked by significant declines in the market, especially following the September 11th attacks. The market did, however, rebound in the fourth quarter as investors became more confident of an economic recovery in 2002.

Within the benchmark Russell 2000 Growth, consumer cyclical, consumer staples and financials posted the strongest returns during the year. Energy stocks, which had been strong performers early in the year, were the largest
--------
1 The Fund invests in companies with small market capitalizations, which may be more volatile than large capitalization stocks.
2 The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities). Please note that an investor cannot invest directly in an index.
3 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
4 The P/E ratio is the price of a stock divided by its earnings per share.
5 The Russell 2000 measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
6 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
7 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

decliners for the whole of 2001. Technology, communications, and healthcare stocks were also laggards, and the heavy weightings in technology and healthcare (making up almost 50% of the Russell 2000 Growth) significantly impacted the index's performance.

PORTFOLIO HIGHLIGHTS

The Fund's outperformance versus the benchmark was driven both by asset allocation and security selection. Our underweight positions versus the benchmark in technology and healthcare stocks, as well as our overweight position in financial stocks, contributed positively to performance. The Fund's performance also benefited from stock selection in the capital goods, energy, basic industry, and healthcare sectors. Performance was hurt, however, by stock selection in the technology and communications sectors.

Key contributors to 2001 performance were healthcare companies, Ligand Pharmaceuticals, Inc., QLT Inc., and Aviron as well as financial stocks, Commerce Bancorp, Inc. and Arthur J. Gallagher & Co. Also helping performance were basic industry issues PolyOne Corp. and OM Group, Inc.

Detractors to performance included technology issues Ulticom Inc., TranSwitch Corp., Celeritek, Inc. and Aeroflex Inc., as well as healthcare issue, PRAECIS Pharmaceuticals Inc. Also hurting performance were UnitedGlobalCom, Inc., Dobson Communications Corp., and Pegasus Communications Corp.

MARKET OUTLOOK

Considering that the economy entered a recession in March 2001 and accelerated its decline after the tragic terrorist attacks of September 11th, we view the market's performance for the year as remarkably resilient. Despite weaker fundamentals and the unwinding of the Internet bubble, valuations were high at the beginning of the year and remained high at the end of the year. We believe that the stock market, which is forward looking, is predicting an imminent and potentially vibrant economic recovery in the U.S.

In our opinion, an economic recovery will most likely happen in 2002 due to the huge amounts of monetary and fiscal stimulus the Fed and the U.S. government have provided. However, it does not seem likely that we will return to the heady days of the Internet bubble. This means that most stocks are looking for a level of earnings recovery that will most probably not happen for a long time. To further complicate the matter, we believe that if earnings do snap back sharply due to economic strength, interest rates will most likely rise significantly, pressuring the stock market.

We have been swapping out of stocks that ran up in price in the fourth quarter into companies that we believe have better valuations. Within technology we have added to the software sector because we believe it offers better valuations versus hardware, and that it will benefit in a market recovery before hardware. While we continue to underweight healthcare, the sector accounts for almost 20% of the portfolio. We continue to like biotechnology/ pharmaceutical companies that are in late stage product development or which already have marketable products that are not licensed to corporate partners. We believe these companies remain some of the most attractive investment opportunities. Also, we still believe commercial pricing and acquisition opportunities in rural hospitals have the best growth prospects and favor an overweight stance. We remain overweight financial companies and continue to be invested in reinsurance and insurance brokerage stocks that should benefit from an improving pricing cycle. We also maintain significant weightings in what we believe are high quality banks with exceptional franchises.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Growth Index and the Russell 2000 Index. It is important to note that the Small Cap Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
++ It is the opinion of management that the Russell 2000 Growth Index more accurately reflects the current composition of the Small Cap Growth Fund than the Russell 2000 Index. In future reporting, the Russell 2000 Growth Index will be used as a basis of comparison of total return performance rather than the Russell 2000 Index.

 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2001

[CHART]

Common Stock            81%
Short-Term Investment   14%
Russell 2000 Futures**  5%

 Top Holdings

 OM Group, Inc.
------------------------------
 Ligand Pharmaceuticals Inc.,
 Class B Shares
------------------------------
 QLT Inc.
------------------------------
 Medarex, Inc.
------------------------------
 Province Healthcare Co.
------------------------------
 Insight Enterprises, Inc.
------------------------------
 SEACOR SMIT Inc.
------------------------------
 3Com Corp.
------------------------------
 Dobson Communications Corp.,
 Class A Shares
------------------------------
 PolyOne Corp.
------------------------------
Portfolio holdings may vary.

     HISTORICAL PERFORMANCE (unaudited)
     SMALL CAP GROWTH FUND -- CLASS A, B, 2 and O SHARES
     Comparison of $10,000 Investment in the Fund with Russell 2000 Index and the Russell 2000 Growth Index++

                                     [CHART]


                                                      Russell 2000  Russell 2000
             Class A    Class B    Class 2    Class O    Index      Growth Index
           ----------  ---------  ---------  ---------  ---------  -------------
7/1/98       $9,425     $10,000     $9,901    $10,000    $10,000     $10,000
12/98        10,924      11,550     11,446     11,600      9,288       9,599
12/99        17,207      18,035     17,887     18,317     11,261      13,735
12/00        19,629      20,423     20,246     20,946     10,921      10,655
12/31/01     18,333      18,604     18,759     19,603     11,193       9,671


    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 SMALL CAP GROWTH FUND
 Average Annual Total Returns for Period Through December 31, 2001+ (unaudited)



       Class A Shares           Without Sales Charges With Sales Charges*
       ------------------------------------------------------------------
       Since Inception (7/1/98)        20.93%               18.90%
       3 year                          18.84%               16.51%
       1 year                          (6.61)%             (11.99)%
       ------------------------------------------------------------------

       Class B Shares
       ------------------------------------------------------------------
       Since Inception (7/1/98)        19.95%               19.40%
       3 year                          17.85%               17.12%
       1 year                          (7.44)%             (12.06)%
       ------------------------------------------------------------------

       Class 2 Shares
       ------------------------------------------------------------------
       Since Inception (7/1/98)        20.02%               19.68%
       3 year                          17.90%               17.50%
       1 year                          (7.35)%              (9.19)%
       ------------------------------------------------------------------

       Class O Shares
       ------------------------------------------------------------------
       Since Inception (7/1/98)        21.20%               21.20%
       3 year                          19.11%               19.11%
       1 year                          (6.42)%              (6.42)%
       ------------------------------------------------------------------
                        See page 33 for all footnotes.

[GRAPHIC]



INVESTMENT OBJECTIVE AND STRATEGY

The Capital Fund ("Fund") seeks capital appreciation through investments primarily in common stocks or securities convertible into common stocks. The Fund seeks to achieve its investment objective through investments in securities that are believed to have above-average price appreciation potential. The Fund invests primarily in stocks of U.S. companies. These companies may range in size from small cap to mega cap. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues. Please note that such investments may also involve above-average risk.


SALOMON BROTHERS
Capital Fund


PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, posted total returns of 1.60% for the year ended December 31, 2001. In comparison, the Russell 3000 Index ("Russell 3000")/1/ and the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 11.46% and negative 11.88%, respectively, for the same period. Past performance is not indicative of future results.

INVESTMENT STRATEGY

The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large, small and mid-size companies. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks./3/ In fact, one of our primary goals is to find out-of-favor value stocks that we think may blossom into growth stocks. These may include some of our best performers because we buy them when we believe they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

Because the Fund owns some stocks from most categories, it has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy./4/ During 2001 our top ten contributors to performance included three retailers, three technology companies, food, telecommunications, chemical and biotechnology companies.

--------
1 The Russell 3000 measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
2 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.
4 Of course, investor's shares may be worth less when redeemed than when purchased if our judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.


 THE FUND MANAGERS



 [PHOTO]    Ross S. Margolies,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 20 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.



 [PHOTO]    Robert M. Donahue, Jr.,
            Managing Director and Co-Portfolio Manager at Salomon Brothers
            Asset Management Inc, has 8 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.

Another aspect of our core investment style is a "bottom-up"/ 5/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales? --a sign that current sales may overstate the long term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, our most favored stocks generally get high weightings. This strategy, known as high position concentration, can generate above-market return potential if executed properly.

At the same time, we always factor in excess risk. A stock that we believe is good idea, but that has a very high-risk profile, tends to get a lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, this way we look to take on individual risks on behalf of our shareholders while seeking to avoid an overly risky portfolio.

MARKET OVERVIEW AND OUTLOOK

The stock market spent most of 2001 in negative territory, with the S&P 500 declining 11.88% for the calendar year. The modest positive returns that the Fund provided our shareholders for the past year was not the most important part of the Fund's performance in 2001. Simply stated, the Fund did not lose money in a year that the market was down, just as it did not lose money in 2000, another year that the market declined overall. If one looks at the Fund from the peak of the S&P 500 on March 24, 2000 to the end of this year, the Fund appreciated almost 8%, compared to a 23% decline in the S&P 500 and a 23% decline for the benchmark Russell 3000. One of the keys to investment success is to protect, as much of one's principal as possible when the markets decline. This leaves one in a well-capitalized position to benefit if the market resumes appreciating. The importance of 2001's results is that the Fund successfully avoided losing principal in a declining market.

Considering that the economy entered a recession in March 2001 and accelerated its decline after the tragic terrorist attacks of September 11th, we view the market's moderate decline as a remarkably resilient. However, therein lies the problem. Despite weaker fundamentals and the unwinding of the Internet bubble, valuations were high at the beginning of the year and remained high

--------
5 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

at the end of the year. We believe the stock market, which is forward-looking, is predicting an eminent and potentially vibrant economic recovery in the U.S. We believe that an economic recovery will most likely happen in 2002 due to the huge amounts of monetary and fiscal stimulus the U.S. Federal Reserve and U.S. Government have provided. However, it does not seem likely that we will return to the heady days of the Internet bubble. This means that most stocks are looking for a level of earnings recovery that will most probably not happen for a long time. To further complicate the matter, we believe that if earnings do snap back sharply due to economic strength, interest rates will most likely rise significantly, pressuring the stock market.

What is an investor to do? In our opinion, the stock market's knowledge incorporates the bad news, but its year-end valuation is discounting the recovery. For 2002, we believe it will be most important to focus on risk/return trade-offs and individual company fundamentals. Our explanation for this view has to do with the current business and market environment: the 1990's were about growth and productivity enhancement. Being invested in the stock market was more important than what you owned. But going forward, instead of counting on the economy to lift most stocks or for the market to rise to even higher valuations, we are going to try to identify key winners in a variety of industries as a strategy for generating returns.

As economic conditions are currently weak there is also an added level of execution risk for the companies we own. It is important to have a diversified group of investments as a hedge against this risk. We believe that to generate good returns in the current decade, the focus will be on things like market share gains, consolidation, more rational pricing, and using technology (such as the Internet) to increase efficiency. We believe that reasonably valued companies that can produce double-digit earnings growth will be good performers in 2002:

Some significant holdings in the Fund that may benefit from these factors include:

   . Safeway Inc., a leading grocery store chain that is generating market share gains, benefiting from industry consolidation, and using technology to reduce costs/improve merchandising.
   . American International Group, Inc., an insurer generating market share gains and benefiting from better pricing.
   . AK Steel Holding Corp., a steel manufacturer that is poised to benefit from the consolidation and improved pricing brought about by the bankruptcy and liquidation of may of its competitors.
   . HCA Inc., the nation's largest hospital chain, is gaining market share in a consolidating industry and using technology to reduce its costs.
   . Dell Computer Corp., the leading Personal Computer (PC) company is benefiting from market share gains, industry consolidation and use of technology to improve efficiency.
   . XL Capital Ltd., (Class A Shares) and PartnerRe Ltd. are reinsurance companies benefiting from more rational industry pricing.
   . Costco Wholesale Corp. is a leading retailer that is gaining market share by offering its customers a better value proposition.

Given the long term outlook of slower growth and more modest market returns, our positions in these stocks may vary significantly during the year based on the stock prices at the that time.

There are three notable points to make regarding our overall investment strategy going forward. First, due to the substantial growth of assets being managed pursuant to this investment strategy, it may no longer be feasible to initiate positions in many companies with market capitalizations of less than $1.0 billion. However, we do not believe that this will have much of an impact on the performance of the Fund. The average market cap of holdings in the Fund has been modestly increasing during the past two years and we expect this trend to continue. Second, the Fund is relatively defensively positioned, with 13.5% cash and cash equivalents. This is not due to caution or bearishness, but rather a reflection of the near term difficulty in finding attractive risk/reward situations in the marketplace. In the many years that we have managed the Fund, the past few months marks the first time we have maintained a cash position above 10% for more than a couple of days. We are confident that we will be able to get more invested in 2002 and have decided to accept having a higher-than-normal cash position, rather than take the risk of losing money on a forced investment. Third, even more than ever before, valuation counts.

You should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. It is our approach to invest in those companies that have these characteristics and our belief that if we are successful at finding these companies, the Fund can generate consistent returns regardless of the investment flavor of the moment. Of course, no assurances can be given that this will in fact occur.

    HISTORICAL PERFORMANCE (unaudited)
    CAPITAL FUND -- CLASS A, B and 2 SHARES
    Comparison of $10,000 Investment in the Fund with Russell 3000 Index

                                    [CHART]

           Class A  Class B  Class 2  Russell 3000 Index
           -------  -------  -------  ------------------
11/1/96    $ 9,425  $10,000  $ 9,901       $10,000
12/96       10,154   10,763   10,661        10,576
12/97       12,837   13,519   13,390        13,938
12/98       15,877   16,573   16,415        17,303
12/99       19,546   20,257   20,051        20,919
12/00       23,246   23,916   23,667        19,359
12/31/01    23,618   24,006   23,865        17,140

    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge. HISTORICAL PERFORMANCE (unaudited)
    CAPITAL FUND -- CLASS O SHARES
    Comparison of $10,000 Investment in the Fund with Russell 3000 Index

[CHART]
                 Class O   Russell 3000
      Dec-91      10,000      10,000
      Dec-92      10,471      10,968
      Dec-93      12,269      12,160
      Dec-94      10,532      12,182
      Dec-95      14,206      16,666
      Dec-96      18,941      20,303
      Dec-97      24,010      26,757
      Dec-98      29,732      33,216
      Dec-99      36,701      40,159
      Dec-00      43,747      37,163
      Dec-01      44,623      32,904

    Past performance is not predictive of future performance.
The graphs above depict the performance of the Capital Fund and the Russell 3000 Index. It is important to note that the Capital Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of December 31, 2001

--------------------------------------------------------------------------------

 [CHART]

 Common Stock             82%
 Convertible Securities    2%
 Short-Term Investments   15%
 Corporate Bonds           1%

 Top Stock Holdings

 Safeway Inc.
------------------------------------
 HCA Inc.
------------------------------------
 Novartis AG ADR
------------------------------------
 American International Group, Inc.
------------------------------------
 Costco Wholesale Corp.
------------------------------------
 Federated Department Stores, Inc.
------------------------------------
 Washington Mutual, Inc.
------------------------------------
 3Com Corp.
------------------------------------
 XL Capital Ltd.
------------------------------------
 AT&T Corp.
------------------------------------
Portfolio holdings may vary.
 CAPITAL FUND
 Average Annual Total Returns for Period Through December 31, 2001+ (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      -------------------------------------------------------------------
      Since Inception (11/1/96)        19.47%               18.11%
      5 year                           18.39%               17.00%
      3 year                           14.15%               11.92%
      1 year                            1.60%               (4.24)%
      -------------------------------------------------------------------

      Class B Shares
      -------------------------------------------------------------------
      Since Inception (11/1/96)        18.57%               18.48%
      5 year                           17.50%               17.29%
      3 year                           13.30%               12.52%
      1 year                            0.80%               (4.12)%
      -------------------------------------------------------------------

      Class 2 Shares
      -------------------------------------------------------------------
      Since Inception (11/1/96)        18.57%               18.34%
      5 year                           17.49%               17.25%
      3 year                           13.28%               12.90%
      1 year                            0.83%               (1.14)%
      -------------------------------------------------------------------

      Class O Shares
      -------------------------------------------------------------------
      10 year                          16.13%               16.13%
      5 year                           18.69%               18.69%
      3 year                           14.49%               14.49%
      1 year                            2.00%                2.00%
      -------------------------------------------------------------------

      Class Y Shares
      -------------------------------------------------------------------
      Since Inception (1/31/01)       (4.95)%++            (4.95)%++
      -------------------------------------------------------------------
                        See page 33 for all footnotes.

INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the All Cap Value Fund ("Fund") is to seek long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy that the manager believes are undervalued relative to other sectors. When evaluating an individual stock, the manager looks for: Low market valuations measured by the manager's valuation models; positive changes in earnings prospects because of factors such as: new, improved or unique products and services; new or rapidly expanding markets for the company's products; new management; changes in the economic, financial, regulatory or political environment particularly affecting the company; effective research, product development and marketing, and; a business strategy not yet recognized by the marketplace.

 THE FUND MANAGERS

 The Fund is managed by an experienced team of managers.

  [GRAPHIC]

  Salomon Brothers
  All Cap Value Fund

PERFORMANCE UPDATE

Because the Fund had been in existence for less than six months as of December 31, 2001, the Fund does not have a sufficient operating history to generate the performance information that other funds show in this section of their the annual shareholder report.

MARKET AND FUND OVERVIEW

Probably the most important factor affecting the Fund's performance over the last year was the continuing after-effects of the speculative boom in capital spending in 1999 and early 2000. The market's enthusiasm for "new economy" stocks and the extremely high level of speculative capital expenditures meant that many companies, in effect, borrowed sales from future time periods. In 2001, this behavior had significant consequences. Technology and telecommunications companies suffered most dramatically, but the economic fallout was much broader, affecting almost every segment of the U.S. economy. Inevitably, consumer confidence eroded, and unemployment increased. This weakness was so pervasive that 11 rate reductions by the U.S. Federal Reserve Board had little effect on the economy in 2001.

Several strategies that we employed in 2001 helped our relative performance. In the two periods during which the market was extremely weak, March and September, stock prices for many companies touched levels we believed were very attractive. There was a heavy emphasis on buying stocks during these periods, including those that are typically sensitive to the economy. It was and continues to be our belief that the economy will recover in 2002-2003, and we felt that these two periods offered us the chance to buy leading companies in many sectors at attractive prices.

A second approach was to buy additional stocks in the small and mid-cap areas of the market. We believe that small and mid-cap stocks will outperform large-cap stocks in the next few years. Currently, small- and mid-cap stocks account for 43% of the Portfolio's assets.

MARKET AND FUND OUTLOOK

Looking forward, we anticipate a slow recovery for the U.S. and world economies, commencing in the first half of 2002. We believe monetary and fiscal stimulus should begin to be felt in the coming months, and a slow recovery in the first half may be followed by much stronger growth in the last six months of the year. We believe economic activity in 2003 may be characterized as "strong" for the entire year. The stock market has tended to discount events well in advance, which means the market may improve sooner than many economic indicators may show.

 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2001

                                    [CHART]

Common Stock              85%
Short-Term Investments    15%
 Top Stock Holdings

 BJ Services Co.
-----------------------------
 Alcoa Inc.
-----------------------------
 Qwest Communications
 International Inc.
-----------------------------
 Century Aluminum Co.
-----------------------------
 Waste Management, Inc.
-----------------------------
 The Walt Disney Co.
-----------------------------
 Liberty Media Corp.,
 Class A Shares
-----------------------------
 Ambac Financial Group, Inc.
-----------------------------
 Agilent Technologies, Inc.
-----------------------------
 WorldCom Inc. -- WorldCom
 Group
-----------------------------
Portfolio holdings may vary.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Large Cap Growth Fund ("Fund") seeks long-term growth of capital by investing primarily in the equity securities of U.S. large cap issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the U.S. equity markets.

The Fund's equity securities consist primarily of common stocks. The Fund may also invest in preferred stocks, warrants and securities convertible into common stocks./1/ The Fund may also invest up to 15% of its assets in securities of foreign issuers.

Our investment process seeks to identify quality growth/2/ companies. The criteria we use for evaluating historical performance and ascertaining future prospects are: earnings per share growth, consistency in earnings per share growth, sales growth, return on shareholder equity and strength of balance sheet.

THE FUND MANAGERS

Brian O'Toole, Managing Director and Head of U.S. Growth Equities has 15 years of investment industry experience, and is responsible for the management of large cap growth equities for institutional, government and mutual fund accounts.

Brian Routledge, CFA and Managing Director, has over 13 years of investment industry experience. He is a Senior Portfolio Manager within the Large Cap Growth team.

SALOMON BROTHERS
Large Cap Growth Fund

PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 12.27%, for the year ended December 31, 2001. In comparison, the Standard & Poor's 500 Index ("S&P 500")/3/ returned negative 11.88% for the same period.
Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The past year proved historic and extremely difficult in several dimensions for the financial markets, the U.S. economy and the American populace in general. Following the extraordinary collapse of the stock market bubble throughout 2000 and double digit declines in the major indices, most investors entered 2001 with high hopes that although returns would not resemble the gains experienced throughout the late 1990s, the worst damage had likely passed. Such expectations would prove exceptionally over-optimistic, however, as a collapse in corporate profitability, the resulting massive layoffs and the tragic events of September 11th abruptly forced the economy into its first recession in more than a decade. Against this difficult backdrop and despite 11 key short-term interest rate cuts by the U.S. Federal Reserve Board ("Fed") in 12 months, the bear market that began in 2000 accelerated throughout the year. Unlike 2000, however, the breadth of underperformance spread much wider than simply in the communications and technology sectors, as manufacturing, financial services, and consumer-related companies each experienced substantial declines.

In the fourth quarter of 2001, the S&P 500 increased 10.68%, reversing most of the prior quarters' dismal return. Growth stocks outperformed value stocks in the quarter, as the Standard & Poor's 500 Barra Growth Index ("S&P 500 Barra Growth")/4/ increased 13.02%, while the Standard & Poor's 500 Barra Value Index ("S&P 500 Barra Value")/5/ increased 7.96%. The Nasdaq Composite Index ("Nasdaq")/6/ completely reversed the previous quarter's negative performance as the index surged 30.13%. During the quarter optimism grew that the steps taken to stabilize the U.S. economy would take hold in 2002. As a result, more economically sensitive issues in the technology and consumer discretionary sectors began to recover, sharply reversing some previous underperformance. Conversely, the worst performance was from more defensive sectors such as communications services, utilities and healthcare, which had done well in

--------
1 Warrants are securities that are usually issued together with a bond or preferred stock. They entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or perpetuity. Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.
2 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
3 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
4 The S&P 500 Barra Growth is market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios. Please note that an investor cannot invest directly in an index.
5 The S&P 500 Barra Value is market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. Please note that an investor cannot invest directly in an index.
6 The Nasdaq is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

earlier periods. For the full year 2001, technology, healthcare and telecommunications services were the largest negative drag on S&P 500 performance. Notably, only two sectors experienced an absolute positive return in 2001 (consumer discretionary and materials), but seven of ten economic sectors outperformed the S&P 500 on a relative basis for the full year.

For the calendar year 2001, the Fund finished slightly behind the S&P 500 benchmark, but slightly ahead of the S&P Barra Growth, which returned negative 12.73% for the year. Additionally, the Fund outperformed its Lipper Large Cap Growth mutual fund peer group average of negative 22.91% for 2001, according to Lipper Inc. ("Lipper")./7/ The Fund's positions in the technology and consumer staples sectors along with superior stock selection in the financials sector helped relative performance. During the fourth quarter of 2001, we initiated new positions in State Street Corp., VERITAS Software Corp., Pharmacia Corp., Texas Instruments Inc. and American International Group, Inc. given their attractive fundamental prospects. Also in the fourth quarter of 2001, we liquidated our positions in American Express, SBC Communications and QUALCOMM, given concerns about slowing profit growth rates. The Fund's top five largest holdings as of year-end were General Electric Co., Microsoft Corp., Wal-Mart Stores, Inc., Pfizer Inc., and International Business Machines Corp. (IBM). (The Fund's holdings are subject to change.)

Our core philosophy has always been that the strongest business franchises with long term records of consistent growth and high returns ultimately deliver superior investment performance. These companies usually lead both their industries and the economy out of difficult periods, and these stocks continue to make up the lion's share of our portfolios. We will continue to be opportunistic in taking advantage of the current environment to increase exposure to the best growth companies we can find at the most attractive prices.

MARKET OUTLOOK

The U.S. economy has shown little growth since March, and is currently in a mild recession. However, recent data suggest that the beginnings of a recovery are at hand. Preliminary 4th quarter 2001 Gross Domestic Product ("GDP")/8/ was +0.2%. The Fed has responded aggressively to the current economic stresses, lowering its target for the federal funds rate ("fed funds rate") by 475 basis points to 1.75%. Additionally, recent tax cuts plus increased government spending should also begin to have a positive impact on growth. Thus, it now appears that given the large size of the monetary and fiscal stimulus now on the table, the economic recovery, although delayed, is likely to be a fairly vigorous one. At this level, monetary policy should be accommodating enough to support recovery in business investment and manufacturing during 2002, which should be a positive for growth stocks.

Our strategy continues to focus on identifying what we believe to be the best quality companies with superior growth characteristics and strong financial characteristics within their respective industries. We continue to analyze our investments options to position the portfolio to take advantage of an expected resumption in economic growth in the U.S. and globally.



--------
7 Lipper is an independent mutual fund-tracking organization. Average annual returns are based on one-year period as of December 31, 2001, calculated among 840 funds in the Large Cap Growth Funds category with reinvestment of dividends and capital gains excluding sales charges.
8 GDP is a market value of goods and services produced by labor and property in the U.S.

    HISTORICAL PERFORMANCE (unaudited)
    LARGE CAP GROWTH FUND -- CLASS A, B, and 2 SHARES
    Comparison of $10,000 investment in the Fund with S&P 500 Index

                                    [CHART]

          Class A  Class B  Class 2  S&P 500 Index
          -------  -------  -------  -------------
10/25/99  $ 9,425  $10,000  $ 9,901     $10,000
12/99      10,537   11,170   11,180      11,385
6/00       10,174   10,735   10,815      11,336
12/00       8,852    9,312    9,422      10,349
6/01        8,021    8,410    8,326       9,656
12/31/01    7,765    7,866    8,039       9,119

    Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

    HISTORICAL PERFORMANCE (unaudited)
    LARGE CAP GROWTH FUND -- CLASS O SHARES
    Comparison of $10,000 investment in the Fund with S&P 500 Index

                                    [CHART]

          Class O  S&P 500 Index
          -------  -------------
10/26/99  $10,000     $10,000
12/99      11,050      11,489
6/00       10,639      11,440
12/00       9,229      10,443
6/01        8,550       9,745
12/31/01    8,189       9,203

    Past performance is not predictive of future performance.
The graphs above depict the performance of the Large Cap Growth Fund versus the Standard & Poor's 500 Index. It is important to note that the Large Cap Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of December 31, 2001

[CHART]

Common Stock   94%
Short-Term Investment 6%

 Top Holdings

 General Electric Co.
--------------------------------------------------------------------
 Microsoft Corp.
--------------------------------------------------------------------
 Wal-Mart Stores, Inc.
--------------------------------------------------------------------
 Pfizer Inc.
--------------------------------------------------------------------
 International Business Machines Corp.
--------------------------------------------------------------------
 Johnson & Johnson
--------------------------------------------------------------------
 Intel Corp.
--------------------------------------------------------------------
 Merck & Co., Inc.
--------------------------------------------------------------------
 The Coca-Cola Co.
--------------------------------------------------------------------
 The Home Depot, Inc.
--------------------------------------------------------------------
Portfolio holdings may vary.

 LARGE CAP GROWTH FUND
 Average Annual Total Returns for Period Through December 31, 2001+ (unaudited)

Class A Shares             Without Sales Charges With Sales Charges*
--------------------------------------------------------------------
Since Inception (10/25/99)        (8.49)%              (10.94)%
1 year                           (12.27)%              (17.30)%
--------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------
Since Inception (10/25/99)        (9.15)%              (10.41)%
1 year                           (12.92)%              (17.27)%
--------------------------------------------------------------------

Class 2 Shares
--------------------------------------------------------------------
Since Inception (10/25/99)        (9.10)%               (9.52)%
1 year                           (12.90)%              (14.60)%
--------------------------------------------------------------------

Class O Shares
--------------------------------------------------------------------
Since Inception (10/26/99)        (8.75)%               (8.75)%
1 year                           (13.09)%              (13.09)%
--------------------------------------------------------------------
                        See page 33 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The primary objective of the Large Cap Core Equity Fund ("Fund") is to seek reasonable growth and income. The Fund invests in a portfolio consisting principally of U.S. equity securities, including convertible and preferred securities, which provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The Fund will invest, under normal circumstances at least 80% of its assets in U.S. stocks with large market capitalizations (those with market capitalizations of $9 billion or more). Up to 20% of the Funds' securities may be fixed-income securities of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

The manager emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The manager uses a two-step selection process commonly known as "growth at a reasonable price." First, the manager uses quantitative analysis to find stocks with strong growth potential, and to determine whether these securities are relatively undervalued or overvalued. Quantitative factors include: growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector; value characteristics, including low price-to-earnings ("P/E")/1/ ratios and other statistics indicating that a security is undervalued. Then the manager uses fundamental qualitative research to evaluate these equity securities' growth potential. Qualitative factors include: management with established track records, or favorable changes in current management; improvement in a company's competitive position; and positive changes in corporate strategy. These quantitative and qualitative factors, as well as the expected dividends and income, influence the Fund's purchases and sales of securities for investment.

 THE FUND MANAGERS

 The Fund is managed by Michael A. Kagan.

SALOMON BROTHERS
Large Cap Core Equity Fund

PERFORMANCE UPDATE

Because the Fund had been in existence for less than six months as of December 31, 2001, the Fund does not yet have a sufficient operating history to generate the performance information that other funds show in this section of their annual shareholder report.

MARKET OVERVIEW AND OUTLOOK

A series of events contributed toward the stock market's volatility throughout 2001. In addition to the recessionary pressures that filtered throughout the U.S. economy, equity markets contended with other concerns such as the September 11th terrorist attack, war, a new U.S. presidency and earnings revisions by many companies, particularly those in the technology and telecommunications sectors. To help fuel economic activity, the U.S. Federal Reserve Board ("Fed") reduced its target for the short-term federal funds rate ("fed funds rate")/2/ 11 times throughout 2001. Although stock and convertible bond markets were characterized by volatility throughout 2001, both markets regained some lost ground during the fourth quarter of 2001.

The U.S. stock markets got off to a positive start in January 2001 as the Fed lowered rates. Although aggressive easing (i.e., lowering) of rates by the Fed sparked rallies in the stock market in January and April, a series of downward earnings revisions sent stock prices sharply lower between these periods, and subsequently in May. Despite rate cuts, U.S. stock markets continued to slide during the first half of 2001.

The second half of 2001 got off to a slow start following a generally negative earnings season. Consumer confidence measures dipped sharply in August. The market then experienced significant volatility attributable in part to the September 11th terrorist attack, amid other factors.

During the fourth quarter, many U.S. stock prices rebounded to some extent to levels above those prior to September 11th. From our perspective, the rise in the markets occurred amid growing hopes that the monetary and fiscal stimulus measures would help stimulate the U.S. economy.

The U.S. economy has shown little growth since March 2001. It remains to be seen when the current economic environment, which some have dubbed "recessionary," will be followed by a recovery. However, it's our philosophy that a diversified portfolio can help investors pursue attractive investment returns over the long-term.

--------
1 The P/E ratio is the price of a stock divided by its earnings per share.
2 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2001

[CHART]

Common Stock 95%
Convertible Securities 5%


 Top Stock Holdings

 Microsoft Corp.
------------------------------------
 The Bank of New York Co., Inc.
------------------------------------
 Costco Wholesale Corp.
------------------------------------
 Pfizer Inc.
------------------------------------
 American International Group, Inc.
------------------------------------
 Verizon Communications Inc.
------------------------------------
 SPX Corp.
------------------------------------
 Federated Department Stores, Inc.
------------------------------------
 Exxon Mobil Corp.
------------------------------------
 Intel Corp.
------------------------------------
Portfolio holdings may vary.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Investors Value Fund ("Fund") seeks long term growth of capital. Current income is a secondary objective. The Fund seeks to invest primarily in large capitalization common stocks representing established companies with good growth potential at reasonable prices.

We use a bottom-up/1/ approach with respect to stock selection. In particular, we look for companies with good management, attractive valuations and potential catalysts for stock price appreciation. We support our extensive fundamental analysis with proprietary quantitative risk management tools. Our stock selection process relies on our internal team of analysts for recommendations. We have more than a dozen analysts who focus on specific sectors of the market. When an analyst recommends a stock, the team then carefully reviews the company's operating characteristics, financial stability, management quality and valuation. Based on the strength of the fundamentals, a decision is then made whether to invest in a particular stock.


SALOMON BROTHERS
Investors Value Fund

PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned negative 4.43%, for the year ended December 31, 2001. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 11.88% for the same period. Past performance is not indicative of future results.

MARKET REVIEW

The year started off on a positive note as investors reacted favorably to two U.S. Federal Reserve Board ("Fed") interest rate cuts in January, including a surprise cut in the first few days of 2001. However, the reality of a slowing economy and deteriorating corporate profits led to a decline in most major indices through March. After a brief rally in April and May, which was driven by additional interest rate cuts, the major indices resumed their declines due to ongoing concerns about deteriorating corporate earnings. Weakness in the equity markets continued throughout the summer, culminating in the significant declines we saw after the events of September 11th. When the U.S. equity markets reopened on September 17th, the major indices declined for five straight days but then subsequently staged a strong recovery through year-end. Cyclical stocks, in particular, drove the market's performance during this period. Aggressive monetary stimulus and prospects for significant fiscal stimulus encouraged investors to focus on economically sensitive stocks. The Fed's four additional interest rate cuts after September 11th brought the federal funds rate ("fed funds rate")/3/ to 1.75%, its lowest level in 40 years.

For the full year, cyclical stocks were the best performing sectors within the S&P 500 as a result of their strong fourth-quarter performance. The consumer cyclicals sector gained 24% for the year, followed by the basic materials group, which gained 6%. The utilities, energy and technology sectors all had double-digit declines for the year. The utility sector performance was, of course, affected by the Enron debacle, which the Fund avoided. Energy stocks declined as the underlying commodity prices fell from historical high levels in the fourth quarter of 2000.

--------
1 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


 The Fund Managers


 [PHOTO]    John B. Cunningham,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 12 years of financial industry experience.

 [PHOTO]    Mark McAllister,
            Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 14 years of investment industry experience. Mr. McAllister has been co-portfolio manager of the Fund since April 2000.

Despite a strong fourth-quarter performance, the major U.S. equity market indices finished down for the second year in a row. The S&P 500 gained more than 10% in the fourth quarter but ended the year down 11.88%. Similarly, the Nasdaq Composite Index ("Nasdaq")/4/ advanced a striking 30% in the December quarter but still closed the year down 21.05%. In recent years, we have seen a big disparity in the performance of value and growth indices. In 2001, the performance of the Standard & Poor's 500 Barra Value Index ("S&P 500 Barra Value")/5/ and the Standard & Poor's 500 Barra Growth Index ("S&P 500 Barra Growth")/6/ were similar, with the value index modestly outperforming its growth counterpart.

PORTFOLIO HIGHLIGHTS

The Fund outpaced its Lipper Inc. ("Lipper")/7/ Large Cap Value peer group, which declined 6.16%, and also outperformed the S&P 500, which declined 11.88%.

Throughout much of the year, we took a two-pronged approach to managing the portfolio. On one hand, we added to defensive stocks, particularly in the consumer staples sector, where we saw valuation support and little downside from existing levels. One of these stocks, ConAgra Foods, was among our top 10 contributors for the year. We began to reduce our holdings in several of these defensive names in August and September as a result of their outperformance. On the other hand, we added modestly throughout the year to some higher-beta/8/ stocks, including selected technology and brokerage stocks that we thought would outperform as the market recovered. Many of these purchases paid off for the Fund in the fourth quarter.

In terms of specific contributors during the year, the technology sector provided some of our best and worst performers. On the brighter side, Dell Computer Corp., Computer Associates International, Inc., IBM Corp., and National Semiconductor Corp. all were among the top five contributors. We purchased several of these stocks at depressed valuations at the end of 2000 and have recently reduced our holdings in most of these names as a result of their recent outperformance. At the other end of the spectrum, Tellabs, Inc., Solectron Corp. and Compaq Computer Corp. were among the biggest detractors from performance. We continue to own Compaq and are awaiting the outcome of the proposed merger with Hewlett-Packard Co.

Other top-ten contributors during the period came from a variety of sectors and included Bank of America Corp., Federated Department Stores, Inc., Canadian National Railway Co. and Target Corp. Some of the other stocks that held back performance included Safeway Inc., Hughes Electronics Corp.

--------
4 The Nasdaq is a market value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
5 The S&P 500 Barra Value is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. Please note that an investor cannot invest directly in an index.
6 The S&P 500 Barra Growth is a market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios. Please note that an investor cannot invest directly in an index.
7 Lipper is an independent mutual fund-tracking organization. The Fund's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends without the effects of sales charges. Returns are based on a 12-month period as of December 31, 2001; calculated among 308 funds in the Large Cap Value Fund category. Past performance is not indicative of future results.
8 Beta is a measure of the sensitivity of a stock's rate of return against that of the market as a whole. A beta greater than 1.0 indicates a volatility level that exceeds that of the overall market.

(General Motors, Class H Shares), Honeywell International Inc. and The Bank of New York Co., Inc. We continue to own all of these stocks. Safeway has declined recently due to concerns of a price war in the grocery sector. We believe that the market is overreacting to these concerns and recently increased our Safeway position due to what we believe to be its strong management team and very attractive valuation.

MARKET OUTLOOK

Since the September lows, the U.S. equity markets have had a rapid recovery. As a result, we would not be surprised to see a near-term pullback. Although we expect an economic recovery in the second half of 2002, the market already appears to be discounting that notion. Corporate earnings growth should begin to accelerate throughout the year, but potential near-term earnings disappointments could lead to additional equity-market volatility.

As far as the portfolio goes, we have trimmed selected stocks that have rebounded quickly in the last several months and have redeployed those proceeds into shares of companies trading at more attractive valuations. The Fund is overweight versus the S&P 500 in financials and communications and underweight in healthcare, capital goods, and technology. We will look for an opportunity to increase our energy exposure in the coming months as the stocks more fully reflect the weak near-term industry fundamentals. Overall, we continue to maintain our value discipline as we focus on identifying favorable entry points for attractive long-term returns.

    HISTORICAL PERFORMANCE (unaudited)
    INVESTORS VALUE FUND -- CLASS A, B and 2 SHARES
    Comparison of $10,000 Investment in the Fund with S&P 500 Index

[CHART]
                  Class A     Class B     Class 2    S&P 500
   9/11/1995       9,425      10,000       9,898      10,000
      Dec-95      12,756      12,950      13,214      13,753
      Dec-96      16,620      16,981      17,208      16,910
      Dec-97      20,973      21,474      21,545      22,550
      Dec-98      24,156      24,576      24,624      28,999
      Dec-99      26,926      27,306      27,252      35,098
      Dec-00      30,945      31,298      31,116      31,904
    12/31/01      29,575      29,741      29,508      28,114


   Past performance is not predictive of future performance. Performance above reflects returns after deductions of applicable maximum sales charge.

    HISTORICAL PERFORMANCE (unaudited)
    INVESTORS VALUE FUND -- CLASS O SHARES
    Comparison of $10,000 Investment in the Fund with S&P 500 Index

                                    [CHART]

       Class O  S&P 500 Index
       -------  -------------
12/91  $10,000     $10,000
12/92   10,742      10,761
12/93   12,373      11,844
12/94   12,217      11,999
12/95   16,541      16,502
12/96   21,596      20,289
12/97   27,313      27,055
12/98   31,530      34,793
12/99   35,227      42,110
12/00   40,594      36,278
12/01   38,901      33,731

   Past performance is not predictive of future performance.
The graphs above depict the performance of the Investors Value Fund versus the Standard & Poor's 500 Index. It is important to note that the Investors Value Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 Portfolio Highlights#

 Composition of portfolio as of December 31, 2001

 [CHART]

 Common Stock             92%
 Short-Term Investments    8%


 Top Stock Holdings

 AT&T Corp.
-----------------------------------
 Federated Department Stores, Inc.
-----------------------------------
 Waddell & Reed Financial, Inc.,
 Class A Shares
-----------------------------------
 Transocean Sedco Forex Inc.
-----------------------------------
 Verizon Communications Inc.
-----------------------------------
 Safeway Inc.
-----------------------------------
 El Paso Corp.
-----------------------------------
 Novartis AG ADR
-----------------------------------
 Kimberly-Clark Corp.
-----------------------------------
 Washington Mutual, Inc.
-----------------------------------
Portfolio holdings may vary.

 INVESTORS VALUE FUND
 Average Annual Total Returns for Period Through December 31, 2001+ (unaudited)

Class A Shares            Without Sales Charges With Sales Charges*
-------------------------------------------------------------------
Since Inception (1/3/95)          17.77%               16.78%
5 year                            12.22%               10.90%
3 year                             6.98%                4.89%
1 year                            (4.43)%              (9.94)%
-------------------------------------------------------------------

Class B Shares
-------------------------------------------------------------------
Since Inception (1/3/95)          16.87%               16.87%
5 year                            11.34%               11.08%
3 year                             6.14%                5.37%
1 year                            (5.28)%              (9.91)%
-------------------------------------------------------------------

Class 2 Shares
-------------------------------------------------------------------
Since Inception (1/3/95)          16.91%               16.74%
5 year                            11.39%               11.17%
3 year                             6.22%                5.86%
1 year                            (5.16)%              (7.02)%
-------------------------------------------------------------------

Class O Shares
-------------------------------------------------------------------
10 year                           14.55%               14.55%
5 year                            12.49%               12.49%
3 year                             7.25%                7.25%
1 year                            (4.17)%              (4.17)%
-------------------------------------------------------------------

Class Y Shares
-------------------------------------------------------------------
Since Inception (7/16/01)         (1.92)%++            (1.92)%++
-------------------------------------------------------------------

                        See page 33 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Balanced Fund ("Fund") seeks to obtain above average income (compared to a portfolio invested entirely in equity securities.) The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed-income securities depending on our view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions, at least 40% of the Fund's assets are allocated to equity securities.

Our investment philosophy can be characterized as growth at a reasonable price. Our selection process consists of a continuous review of a large number of companies that fit our criteria for strong fundamentals and above average growth prospects.

The Fund's equity investments have typically been in large capitalization stocks that pay higher dividends than the Standard & Poor's 500 Index ("S&P 500")/1/ average. With assets allocated to investment-grade, high yield and convertible securities, the bond portion of the Fund is distributed across a broader range of fixed income instruments than, in our opinion, most balanced funds. We believe that the Fund's strategic approach in the bond market tends to raise its income potential. The variety of its bond holdings also provides diversification benefits that we believe could help limit volatility. (Diversification does not completely protect against loss in the value of the Fund's shares.)

 THE FUND MANAGER


 [PHOTO]    George J. Williamson,
            Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 41 years of investment industry experience in the equity markets. Mr. Williamson is primarily responsible for day-to-day Fund management.


SALOMON BROTHERS
Balanced Fund

PERFORMANCE UPDATE

The Fund's Class A shares, without sales charges, returned 0.96%, for the year ended December 31, 2001. In comparison, the S&P 500 returned negative 11.88% for the same period. Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

For most of 2001, the stock market was under pressure due to continued deflation of the technology bubble, recession worries and the terrorist attacks of September 11th. With the U.S. Federal Reserve Board ("Fed") lowering key interest rates 11 times over the period, and investors anticipating an economic recovery, the market rallied in the last quarter. We ended the year with the portfolio weighted more towards stocks, with a view that the monetary easing and an improving economic outlook would create a positive environment for corporate profits.

We believe the primary reasons for the Fund's outperformance versus the benchmark was an underweighting in technology stocks, and overall stock selection. Some of the stocks added during the year for their reasonably priced growth include: The News Corp. Ltd., with its global media holdings, HCA Inc., a growing hospital management company, Costco Wholesale Corp., a leading wholesale discount retailer, and Berkshire Hathway Inc., with its insurance operation where premiums are rapidly rising. Stocks sold or reduced because of extended valuations include ConAgra Foods Inc., Pepsi Bottling Group Inc., and Avon Products. NTL Inc. was reduced on concerns about financial over-leverage.

MARKET OUTLOOK

The U.S. economy has shown little growth since March, and is currently in a mild recession. There is a risk of negative Gross Domestic Product ("GDP")/2/ growth for a couple of quarters, but our forecast is for positive GDP growth to resume in 2002. The Fed has responded aggressively to the current economic stresses. During 2001, the Fed lowered its target for the federal funds rate ("fed funds rate")/3/ by 475 basis points to 1.75%. Additionally, recent tax cuts plus increased government spending should also begin to have a positive impact on growth. Thus, it now appears that given the large size of the monetary and fiscal stimulus now on the table, the economic recovery, although delayed, is likely to be fairly vigorous one. At this level, monetary policy should be accommodating enough to support recovery in business investment and manufacturing during 2002. We anticipate that the market will advance at a moderate pace in 2002.



--------
1 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 GDP is a market value of goods and services produced by labor and property in the U.S.
3 The fed funds rate is the interest rate that the banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

The following graph depicts the performance of the Balanced Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index/1/, the Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment-Grade Bond Index and 50% Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 BALANCED FUND -- CLASS A, B, 2 and O SHARES
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index ("BIG''), Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index

                                     [CHART]



     BIG                                                               50% SSB
     50%                                          S&P 500  SSB BIG       and
    Index     Class A  Class B  Class 2  Class O   Index    Index      S&P 500
    -----     -------  -------  -------  -------  -------  -------     -------
    9/11/95   $9,425  $10,000   $9,901  $10,000  $10,000   $10,000     $10,000
    12/95     10,052   10,644   10,548   10,689   10,602    10,434      10,518
    12/96     11,895   12,499   12,390   12,725   13,035    10,811      11,923
    12/97     14,161   14,767   14,634   15,183   17,383    11,852      14,618
    12/98     15,062   15,578   15,435   16,181   22,355    12,886      17,620
    12/99     15,546   15,954   15,807   16,734   27,056    12,779      19,917
    12/00     16,778   17,086   16,939   18,093   24,594    14,260      19,427
    12/31/01  16,939   17,137   16,976   18,319   21,672    15,475      18,573




Past performance is not predictive of future performance. Performance above reflects returns after deductions of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 Portfolio Highlights#

 Composition of portfolio as of
 December 31, 2001

[CHART]

Common Stock                               47%
Corporate Bonds                            12%
Convertible Securities                      8%
Asset-Backed Securities                     3%
U.S. Government Agencies and Obligations   15%
Short-Term Investments                     15%


 Top Stock Holdings

 International Business Machines Corp.
---------------------------------------
 Verizon Communications Inc.
---------------------------------------
 Exxon Mobil Corp.
---------------------------------------
 SBC Communications Inc.
---------------------------------------
 Arden Realty, Inc.
---------------------------------------
 American Home Products Corp.
---------------------------------------
 New Plan Excel Realty Trust
---------------------------------------
 Safeway Inc.
---------------------------------------
 Pharmacia Corp.
---------------------------------------
 Suncor Energy, Inc.
---------------------------------------
Portfolio holdings may vary.

 BALANCED FUND
 Average Annual Total Returns for Period Through December 31, 2001+ (unaudited)

Class A Shares            Without Sales Charges With Sales Charges*
-------------------------------------------------------------------
Since Inception (9/11/95)          9.75%                8.72%
5 year                             7.33%                6.06%
3 year                             3.99%                1.96%
1 year                             0.96%               (4.82)%
-------------------------------------------------------------------

Class B Shares
-------------------------------------------------------------------
Since Inception (9/11/95)          8.92%                8.92%
5 year                             6.52%                6.20%
3 year                             3.23%                2.34%
1 year                             0.30%               (4.53)%
-------------------------------------------------------------------

Class 2 Shares
-------------------------------------------------------------------
Since Inception (9/11/95)          8.93%                8.76%
5 year                             6.50%                6.29%
3 year                             3.22%                2.88%
1 year                             0.22%               (1.74)%
-------------------------------------------------------------------

Class O Shares
-------------------------------------------------------------------
Since Inception (9/11/95)         10.08%               10.08%
5 year                             7.56%                7.56%
3 year                             4.22%                4.22%
1 year                             1.25%                1.25%
-------------------------------------------------------------------

                        See page 33 for all footnotes.

FOOTNOTES
  1 The Salomon Smith Barney Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period September 11, 1995 through December 31, 2001, the combined Index returns are for the period October 1, 1995 through December 31, 2001.
  * Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges, respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O and Y shares have no initial or contingent deferred sales charge.
 ** Russell 2000 Futures are used from time to time to gain market exposure thereby reducing the effective cash level of the Fund.
  # As a % of total investments.
  + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  ++Total return is not annualized, as it may not be representative of the total return for the year.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

          Schedules of Investments
          December 31, 2001


Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

Shares                     Security                       Value
---------------------------------------------------------------------
COMMON STOCK -- 98.0%

China -- 9.2%
730,000 Aluminum Corp. of China Ltd. (a).............. $   127,316
614,000 Beijing Datang Power Generation Co. Ltd.......     196,848
 77,000 China Mobile (Hong Kong) Ltd. (a).............     271,054
148,000 China Unicom Ltd. (a).........................     163,223
482,000 Denway Motors Ltd.............................     149,893
                                                       -----------
                                                           908,334
                                                       -----------

Hong Kong -- 22.7%
141,000 Cathay Pacific Airways Ltd....................     180,818
 23,000 Cheung Kong (Holdings) Ltd....................     238,910
199,409 Esprit Holdings Ltd...........................     225,035
 20,800 Hang Seng Bank Ltd............................     228,728
 66,600 Hutchison Whampoa Ltd.........................     642,692
205,000 Johnson Electronic Holdings Ltd...............     215,571
 39,000 Sun Hung Kai Properties Ltd...................     315,085
 78,000 The Wharf (Holdings) Ltd......................     190,551
                                                       -----------
                                                         2,237,390
                                                       -----------

India -- 6.3%
 31,557 HDFC Bank Ltd.................................     147,052
 31,500 Hero Honda Motors Ltd.........................     163,771
  2,100 Infosys Technologies Ltd......................     177,407
 34,000 Larsen & Toubro Ltd...........................     134,956
                                                       -----------
                                                           623,186
                                                       -----------

Malaysia -- 6.0%
184,000 Gamuda Berhad.................................     218,863
 84,000 Genting Berhad................................     232,105
111,000 Sime Darby Berhad.............................     143,132
                                                       -----------
                                                           594,100
                                                       -----------

Singapore -- 11.0%
 58,000 Chartered Semiconductor Manufacturing Ltd. (a)     153,913
 26,000 Oversea-Chinese Banking Corp. Ltd.............     154,888
 27,000 Singapore Press Holdings Ltd..................     318,765
 40,000 United Overseas Bank Ltd......................     275,115
 26,000 Venture Manufacturing (Singapore) Ltd.........     187,274
                                                       -----------
                                                         1,089,955
                                                       -----------

South Korea -- 23.6%
  8,500 Hyundai Motor Co., Ltd........................     174,077
  3,413 Kookmin Bank..................................     129,408
  9,000 Korea Electric Power (KEPCO) Corp.............     148,687
  3,000 Korea Telecom Corp............................     114,085
 11,800 Korea Telecom Corp. ADR (a)...................     239,894
  3,250 Samsung Electronics Co., Ltd..................     690,332
  5,000 Samsung Securities Co., Ltd...................     182,147
 27,600 Shinhan Financial Group Co., Ltd. (a).........     368,770
  1,400 SK Telecom Co., Ltd...........................     285,649
                                                       -----------
                                                         2,333,049
                                                       -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

Shares                                        Security                                         Value
-------------------------------------------------------------------------------------------------------

Taiwan -- 19.2%
 26,800 Ambit Microsystems Corp............................................................. $  123,315
509,000 Bank Sinopac (a)....................................................................    212,386
241,155 Chinatrust Commercial Bank (a)......................................................    144,734
 43,160 Hon Hai Precision Industry Co., Ltd.................................................    197,360
 10,000 MediaTek Inc. (a)...................................................................    168,048
 83,394 President Chain Store Corp..........................................................    176,369
210,855 Taiwan Semiconductor Manufacturing Co. Ltd. (a).....................................    527,288
240,000 United Microelectronics Corp. (a)...................................................    349,814
                                                                                             ----------
                                                                                              1,899,314
                                                                                             ----------
        TOTAL COMMON STOCK
        (Cost -- $8,078,784)................................................................  9,685,328
                                                                                             ----------

 Face
Amount
------
EQUITY-LINKED NOTES -- 2.0%

India -- 2.0%
$4,000 Satyam Computer Services Ltd., Series B, due 3/31/02 (Cost -- $100,340) (b)........    195,937
                                                                                           ----------
       TOTAL INVESTMENTS -- 100%
       (Cost -- $8,179,124*).............................................................. $9,881,265
                                                                                           ==========

--------
(a)Non-income producing security.
(b)The current principal amount of these notes is eqivalent to 40,000 shares of Satyam Computer. Redemption proceeds will be determined at date of redemption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Satyam Computer.
 * Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:

    ADR -- AmericanDepository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers International Equity Fund
--------------------------------------------------------------------------------

 Shares                      Security                         Value
----------------------------------------------------------------------
COMMON STOCK -- 100.0%
Canada -- 8.1%
 47,400 Bombardier Inc.................................... $   489,946
 50,000 CGI Group Inc., Class A Shares (a)................     377,500
                                                           -----------
                                                               867,446
                                                           -----------
Finland -- 2.9%
 12,800 Nokia Oyj, Sponsored ADR..........................     313,984
                                                           -----------
France -- 3.3%
 16,600 Axa, Sponsored ADR................................     348,932
                                                           -----------
Hong Kong -- 4.0%
 26,000 Asia Satellite Telecommunications, Sponsored ADR..     426,400
                                                           -----------
Ireland -- 7.5%
 15,000 Allied Irish Banks PLC, Sponsored ADR.............     346,500
 10,000 Elan Corp. PLC, Sponsored ADR (a).................     450,600
                                                           -----------
                                                               797,100
                                                           -----------
Israel -- 5.8%
 10,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR     616,300
                                                           -----------
Italy -- 6.2%
 40,000 Luxottica Group S.p.A., Sponsored ADR.............     659,200
                                                           -----------
Japan -- 14.3%
 10,000 Canon, Inc........................................     344,117
  2,800 Fast Retailing Co.................................     249,107
  3,400 Secom Co., Ltd., Unsponsored ADR..................     341,401
 10,000 Takeda Chemical Industries, Ltd...................     452,465
  6,000 Trend Micro Inc. (a)..............................     141,920
                                                           -----------
                                                             1,529,010
                                                           -----------
Netherlands -- 3.7%
 13,593 Koninklijke Ahold N.V., Sponsored ADR.............     399,498
                                                           -----------
Spain -- 7.4%
 56,400 Banco Santander Central Hispano SA................     472,557
  8,000 Telefonica SA, Sponsored ADR (a)..................     320,640
                                                           -----------
                                                               793,197
                                                           -----------
United Kingdom -- 36.8%
175,000 Avis Europe PLC...................................     409,420
 30,000 Cobham PLC........................................     470,019
 65,000 Diageo PLC........................................     742,141
 35,000 Johnson Matthey PLC...............................     475,258
 51,025 Misys PLC.........................................     239,493
140,000 Rentokil Initial PLC..............................     558,288
 25,000 Shire Pharmaceuticals Group PLC (a)...............     313,637
110,000 Tesco PLC.........................................     397,831
 13,000 Vodafone Group PLC, Sponsored ADR.................     333,840
                                                           -----------
                                                             3,939,927
                                                           -----------
        TOTAL INVESTMENTS
        (Cost -- $12,456,810*)............................ $10,690,994
                                                           ===========

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

  Shares                          Security                          Value
-----------------------------------------------------------------------------
COMMON STOCK -- 80.5%

Basic Industries -- 7.8%
    350,000 AK Steel Holding Corp............................... $  3,983,000
    173,300 OM Group, Inc.......................................   11,470,727
    563,000 PolyOne Corp........................................    5,517,400
    289,000 Steel Dynamics, Inc. (a)............................    3,355,290
                                                                 ------------
                                                                   24,326,417
                                                                 ------------

Capital Goods -- 0.8%
     28,000 L-3 Communications Holdings, Inc. (a)...............    2,520,000
                                                                 ------------

Communications -- 4.4%
    650,000 Dobson Communications Corp., Class A Shares (a).....    5,551,000
    229,600 Entravision Communications Corp., Class A Shares (a)    2,743,720
    900,000 Genuity Inc. (a)....................................    1,422,000
     92,700 Pegasus Communications Corp. (a)....................      965,007
    600,000 UnitedGlobalCom, Inc., Class A Shares (a)...........    3,000,000
                                                                 ------------
                                                                   13,681,727
                                                                 ------------

Consumer Cyclicals -- 5.7%
     75,000 American Eagle Outfitters, Inc. (a).................    1,962,750
     65,000 California Pizza Kitchen, Inc. (a)..................    1,608,750
     47,000 The Cheesecake Factory, Inc. (a)....................    1,634,190
     39,000 Chico's FAS, Inc. (a)...............................    1,548,300
    185,000 Dal-Tile International, Inc. (a)....................    4,301,250
     55,000 DeVry, Inc. (a)(b)..................................    1,564,750
     83,800 Fossil, Inc. (a)....................................    1,759,800
     44,800 MAXIMUS, Inc. (a)...................................    1,884,288
     19,000 The Neiman Marcus Group, Inc., Class A Shares (a)...      590,330
     31,500 Optimal Robotics Corp. (a)..........................    1,116,675
                                                                 ------------
                                                                   17,971,083
                                                                 ------------

Consumer Non-Cyclicals -- 5.3%
    100,000 Coca-Cola Bottling Co. Consolidated (b).............    3,786,000
     78,000 Hain Celestial Group, Inc. (a)......................    2,141,880
    300,000 Sinclair Broadcast Group, Inc., Class A Shares (a)..    2,838,000
    113,000 Wendy's International, Inc..........................    3,296,210
    118,000 The Yankee Candle Co., Inc. (a).....................    2,673,880
    108,000 Young Broadcasting Inc., Class A Shares (a).........    1,938,600
                                                                 ------------
                                                                   16,674,570
                                                                 ------------

Energy -- 2.6%
    125,000 Paradigm Geophysical Ltd. (a).......................      548,750
     50,000 Pogo Producing Co...................................    1,313,500
    132,900 SEACOR SMIT Inc. (a)................................    6,166,560
                                                                 ------------
                                                                    8,028,810
                                                                 ------------

Financial Services -- 12.3%
     87,000 Arthur J. Gallagher & Co............................    3,000,630
    100,000 Banknorth Group, Inc................................    2,252,000
     79,000 Brown & Brown, Inc..................................    2,156,700
     85,000 City National Corp..................................    3,982,250
    140,000 Commerce Bancorp, Inc...............................    5,507,600


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

  Shares                             Security                              Value
------------------------------------------------------------------------------------
Financial Services -- 12.3% (continued)
     28,100 Hilb, Rogal and Hamilton Co................................ $  1,575,005
     88,000 IPC Holdings, Ltd..........................................    2,604,800
     50,100 Legg Mason, Inc............................................    2,503,998
     80,500 Mercantile Bankshares Corp.................................    3,464,720
    100,900 PartnerRe Ltd..............................................    5,448,600
     69,000 W.P. Stewart & Co., Ltd....................................    1,807,800
     66,500 Waddell & Reed Financial, Inc., Class A Shares.............    2,141,300
     52,000 Westamerica Bancorp........................................    2,057,640
                                                                        ------------
                                                                          38,503,043
                                                                        ------------

Healthcare -- 19.8%
     55,300 3 Dimensional Pharmaceuticals, Inc. (a)....................      469,497
    382,500 DJ Orthopedics, Inc. (a)...................................    5,087,250
     93,000 ICN Pharmaceuticals, Inc...................................    3,115,500
    100,000 Inhale Therapeutic Systems, Inc. (a).......................    1,855,000
    550,000 Ligand Pharmaceuticals Inc., Class B Shares (a)............    9,845,000
    433,000 Medarex, Inc. (a)..........................................    7,776,680
     96,300 ORATEC Interventions, Inc. (a).............................      623,061
    173,500 Pharmacopeia, Inc. (a).....................................    2,409,915
    857,700 PRAECIS Pharmaceuticals Inc. (a)...........................    4,991,814
    235,000 Province Healthcare Co. (a)................................    7,252,100
    356,500 QLT Inc. (a)...............................................    9,058,665
     90,000 Respironics, Inc. (a)......................................    3,117,600
    137,400 Specialty Laboratories, Inc. (a)...........................    3,777,126
    192,000 The TriZetto Group, Inc. (a)...............................    2,519,040
                                                                        ------------
                                                                          61,898,248
                                                                        ------------

Real Estate Investment Trust -- 1.4%
     47,100 Alexandria Real Estate Equities, Inc.......................    1,935,810
     79,000 PS Business Parks, Inc., Class A Shares....................    2,488,500
                                                                        ------------
                                                                           4,424,310
                                                                        ------------

Technology -- 20.4%
    962,354 3Com Corp. (a).............................................    6,139,818
     48,000 ADTRAN, Inc. (a)...........................................    1,224,960
    200,000 Advanced Digital Information Corp. (a).....................    3,208,000
     60,000 Advent Software, Inc. (a)..................................    2,997,000
    250,000 Aeroflex Inc. (a)..........................................    4,732,500
     50,000 Amphenol Corp. (a).........................................    2,402,500
    125,000 AsiaInfo Holdings, Inc. (a)................................    2,177,500
     80,000 Avocent Corp. (a)..........................................    1,940,000
    225,000 Axcelis Technologies, Inc. (a).............................    2,900,250
    200,000 CommScope, Inc. (a)........................................    4,254,000
    100,000 Entegris Inc. (a)..........................................    1,096,000
    250,000 i2 Technologies, Inc. (a)..................................    1,975,000
    145,000 I-many, Inc. (a)...........................................    1,399,250
    265,000 Insight Enterprises, Inc. (a)..............................    6,519,000
     75,000 Integrated Circuit Systems, Inc. (a).......................    1,694,250
    145,000 Lawson Software, Inc. (a)..................................    2,283,750
    100,000 Mattson Technology, Inc. (a)...............................      881,000
     95,862 MKS Instruments, Inc. (a)..................................    2,591,150
    100,000 Plexus Corp. (a)...........................................    2,656,000
    175,000 Redback Networks Inc. (a)..................................      691,250
     35,000 Semtech Corp. (a)..........................................    1,249,150


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

Shares                        Security                          Value
-------------------------------------------------------------------------

Technology -- 20.4% (continued)
100,000 SonicWALL, Inc. (a)................................. $  1,944,000
 50,000 THQ Inc. (a)........................................    2,423,500
 55,500 TranSwitch Corp. (a)................................      249,750
100,000 Ulticom, Inc. (a)...................................    1,006,000
414,500 Viant Corp. (a).....................................      692,215
167,300 Visual Networks, Inc. (a)...........................      772,926
 90,000 Wind River Systems, Inc. (a)........................    1,611,900
                                                             ------------
                                                               63,712,619
                                                             ------------
        TOTAL COMMON STOCK(Cost -- $234,615,619)............  251,740,827
                                                             ------------
RIGHTS -- 0.0%
 85,000 Bank United Corp., Contingent
         Rights (Cost -- $17,470) (a).......................        8,500
                                                             ------------
        SUB-TOTAL INVESTMENTS(Cost -- $234,633,089).........  251,749,327
                                                             ------------

   Face
  Amount
-----------
REPURCHASE AGREEMENT (b) -- 19.5%
$60,987,000 UBS Warburg LLC, 1.600% due 1/2/02; Proceeds at
             maturity -- $60,992,410; (Fully collateralized
             by U.S. Treasury Bonds, 6.000% to 9.125% due
             5/15/09 to 8/15/20; Market value -- $62,207,000)
             (Cost -- $60,987,000)...........................   60,987,000
                                                              ------------
            TOTAL INVESTMENTS -- 100%(Cost -- $295,620,089*). $312,736,327
                                                              ============

--------
(a)Non-income producing security.
(b)Securities with an aggregate market value of $64,769,860 are segregated as collateral for open futures contracts.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

  Shares                         Security                           Value
-------------------------------------------------------------------------------
COMMON STOCK -- 81.7%

Basic Industries -- 5.8%
  2,125,000 AK Steel Holding Corp............................. $     24,182,500
    550,000 Alcoa Inc.........................................       19,552,500
    250,000 OM Group, Inc.....................................       16,547,500
  1,600,000 PolyOne Corp......................................       15,680,000
                                                               ----------------
                                                                     75,962,500
                                                               ----------------

Capital Goods -- 1.5%
    300,000 United Technologies Corp..........................       19,389,000
                                                               ----------------

Communications -- 8.0%
  1,500,000 AT&T Corp.........................................       27,210,000
  1,000,000 AT&T Wireless Services Inc. (a)...................       14,370,000
  1,350,000 Dobson Communications Corp., Class A Shares (a)...       11,529,000
    900,000 General Motors Corp., Class H Shares (a)..........       13,905,000
  4,000,000 Genuity Inc. (a)..................................        6,320,000
    900,000 NTL Inc. (a)......................................          846,000
  1,250,000 UnitedGlobalCom, Inc., Class A Shares (a).........        6,250,000
    500,000 Verizon Communications Inc........................       23,730,000
                                                               ----------------
                                                                    104,160,000
                                                               ----------------

Consumer Cyclicals -- 7.2%
    750,000 Costco Wholesale Corp. (a)........................       33,285,000
    800,000 Federated Department Stores, Inc. (a).............       32,720,000
    466,286 Fine Host Corp. (a)(b)............................        3,730,288
    100,000 MGM Mirage Inc. (a)...............................        2,887,000
    125,000 The Neiman Marcus Group, Inc., Class A Shares.....        3,883,750
    919,000 Staples, Inc. (a).................................       17,185,300
                                                               ----------------
                                                                     93,691,338
                                                               ----------------

Consumer Non-Cyclicals -- 16.5%
    125,000 ARAMARK Corp., Class B Shares (a).................        3,362,500
    865,500 ConAgra Foods, Inc................................       20,572,935
    973,000 Hormel Foods Corp.................................       26,144,510
  1,000,000 The Kroger Co. (a)................................       20,870,000
  1,000,000 Liberty Media Corp., Class A Shares (a)...........       14,000,000
    850,000 The News Corp. Ltd. ADR...........................       22,491,000
    462,500 Pathmark Stores, Inc. (a).........................       11,405,250
  1,150,000 The Pepsi Bottling Group, Inc.....................       27,025,000
  1,368,000 Safeway Inc. (a)..................................       57,114,000
    650,000 Sinclair Broadcast Group, Inc., Class A Shares (a)        6,149,000
    245,000 Wendy's International, Inc........................        7,146,650
                                                               ----------------
                                                                    216,280,845
                                                               ----------------

Energy -- 3.0%
    250,000 Paradigm Geophysical Ltd. (a).....................        1,097,500
    300,000 SEACOR SMIT Inc. (a)..............................       13,920,000
    400,000 Suncor Energy, Inc................................       13,176,000
    868,000 Tesoro Petroleum Corp. (a)........................       11,379,480
                                                               ----------------
                                                                     39,572,980
                                                               ----------------

Financial Services -- 15.4%
    550,000 American International Group, Inc.................       43,670,000


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund
--------------------------------------------------------------------------------

  Shares                                          Security                                            Value
-----------------------------------------------------------------------------------------------------------------
Financial Services -- 15.4% (continued)
    500,000 The Bank of New York Co., Inc....................................................... $     20,400,000
        255 Berkshire Hathaway Inc., Class A Shares (a).........................................       19,278,000
    650,000 FleetBoston Financial Corp..........................................................       23,725,000
    350,000 Mercantile Bankshares Corp..........................................................       15,064,000
    305,300 PartnerRe Ltd.......................................................................       16,486,200
    100,000 Prudential Financial, Inc. (a)......................................................        3,319,000
  1,000,000 Washington Mutual, Inc..............................................................       32,700,000
    300,000 XL Capital Ltd., Class A Shares.....................................................       27,408,000
                                                                                                 ----------------
                                                                                                      202,050,200
                                                                                                 ----------------

Healthcare -- 14.5%
    750,000 Amersham PLC (a)....................................................................        7,245,371
    300,000 Amersham PLC ADR....................................................................       14,343,000
    400,000 Baxter International Inc............................................................       21,452,000
  1,200,000 HCA Inc.............................................................................       46,248,000
  1,450,000 Ligand Pharmaceuticals Inc., Class B Shares (a).....................................       25,955,000
    650,000 Medarex, Inc. (a)...................................................................       11,674,000
  1,250,000 Novartis AG ADR.....................................................................       45,625,000
    400,000 Universal Health Services, Inc., Class B Shares.....................................       17,112,000
                                                                                                 ----------------
                                                                                                      189,654,371
                                                                                                 ----------------

Technology -- 9.8%
  4,500,000 3Com Corp. (a)......................................................................       28,710,000
    975,000 Comverse Technology, Inc. (a).......................................................       21,810,750
    750,000 Dell Computer Corp. (a).............................................................       20,385,000
  2,000,000 i2 Technologies, Inc. (a)...........................................................       15,800,000
    900,000 Latitude Communications, Inc. (a)...................................................        2,385,000
    150,000 Plantronics, Inc. (a)...............................................................        3,846,000
  2,500,000 Redback Networks Inc. (a)...........................................................        9,875,000
  1,525,000 Sun Microsystems, Inc. (a)..........................................................       18,757,500
  2,250,000 Viant Corp. (a).....................................................................        3,757,500
    700,000 Visual Networks, Inc. (a)...........................................................        3,234,000
                                                                                                 ----------------
                                                                                                      128,560,750
                                                                                                 ----------------
            TOTAL COMMON STOCK (Cost -- $978,978,594)...........................................    1,069,321,984
                                                                                                 ----------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
Communications -- 0.1%
    200,000 UnitedGlobalCom, Inc., Series D (Cost -- $4,096,372) (a)............................        1,325,000
                                                                                                 ----------------

   Face
  Amount
-----------
CONVERTIBLE CORPORATE BONDS -- 1.8%
Communications -- 0.7%
            NTL Inc.:
$17,500,000  6.750% due 5/15/08................................................................. 5,818,750
  7,500,000  7.000% due 12/15/08................................................................   712,500
 20,000,000  5.750% due 12/15/09................................................................ 2,225,000
 39,250,000 XO Communications, Inc., 5.750% due 1/15/09 (a)(c)..................................   588,750
                                                                                                 ---------
                                                                                                 9,345,000
                                                                                                 ---------

Energy -- 0.3%
 17,500,000 Friede Goldman Halter Inc., 4.500% due 9/15/04 (a)(c)............................... 3,762,500
                                                                                                 ---------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Capital Fund

--------------------------------------------------------------------------------------------
   Face
  Amount                                Security                                  Value
--------------------------------------------------------------------------------------------

Technology -- 0.8%
$13,500,000 DoubleClick Inc., 4.750% due 3/15/06............................ $    10,833,750
                                                                             ---------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $42,264,712)...........................................      23,941,250
                                                                             ---------------
CORPORATE BONDS -- 1.8%

Communications -- 1.8%
  5,000,000 NTL Inc., Series B, 10.000% due 2/15/07.........................       1,725,000
 45,000,000 United International Holdings Inc., Series B, zero coupon until
             2/15/03, 10.750% thereafter, due 2/15/08.......................      13,275,000
 35,000,000 United Pan-Europe Communications, zero coupon until 8/1/04,
             12.500% thereafter, due 8/1/09.................................       2,975,000
            XO Communications, Inc.:
  7,500,000  12.500% due 4/15/06 (a)(c).....................................         937,500
 20,000,000  9.000% due 3/15/08 (a)(c)......................................       2,500,000
  7,500,000  10.750% due 6/1/09 (a)(c)......................................         975,000
  5,000,000  10.500% due 12/1/09 (a)(c).....................................         600,000
                                                                             ---------------
            TOTAL CORPORATE BONDS
            (Cost -- $35,042,284)...........................................      22,987,500
                                                                             ---------------
 Contracts
-----------
PURCHASED PUT OPTIONS (a) -- 0.0%
        500 S&P 500 Index Option Expire 1/19/02, exercise price $1,125
             (Cost -- $511,500).............................................         557,500
                                                                             ---------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $1,060,893,462)........................................   1,118,133,234
                                                                             ---------------
   Face
  Amount
-----------
REPURCHASE AGREEMENTS -- 14.6%
$50,000,000 Greenwich Capital Markets, 1.550% due 1/2/02; Proceeds at
             maturity -- $50,004,306; (Fully collateralized by U.S. Treasury
             Bonds, 6.750% due 5/15/05; Market value -- $51,020,843)........      50,000,000
 50,000,000 JP Morgan Chase Securities, 1.500% due 1/2/02; Proceeds at
             maturity -- $50,004,167; (Fully collateralized by U.S. Treasury
             Bonds, 6.500% to 9.000% due 11/15/18 to 11/15/26; Market
             value -- $51,002,519)..........................................      50,000,000
 91,246,000 UBS Warburg LLC, 1.600% due 1/2/02; Proceeds at
             maturity -- $91,254,094; (Fully collateralized by U.S. Treasury
             Bonds, 6.000% to 9.125% due 5/15/09 to 8/15/20; Market
             value -- $93,071,309)..........................................      91,246,000
                                                                             ---------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $191,246,000)..........................................     191,246,000
                                                                             ---------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $1,252,139,462*).......................................  $1,309,379,234
                                                                             ===============

--------
(a)Non-income producing security.
(b)Security is valued in accordance with fair valuation procedures.
(c)Security is currently in default.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this statement:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

 Shares                  Security                    Value
-------------------------------------------------------------
COMMON STOCK -- 85.5%

Consumer Discretionary -- 9.9%
    3,300 AOL Time Warner Inc. (a)............... $   105,930
    7,600 Carnival Corp..........................     213,408
    5,900 Hasbro, Inc............................      95,757
   17,000 Liberty Media Corp., Class A Shares (a)     238,000
    7,000 McDonald's Corp........................     185,290
   12,000 The Walt Disney Co.....................     248,640
                                                  -----------
                                                    1,087,025
                                                  -----------
Energy -- 8.6%
    9,600 BJ Services Co. (a)....................     311,520
    2,000 ChevronTexaco Corp.....................     179,220
    4,000 Conoco Inc.............................     113,200
    4,400 GlobalSantaFe Corp.....................     125,488
    3,600 USX-Marathon Group Inc.................     108,000
    7,200 Varco International, Inc. (a)..........     107,856
                                                  -----------
                                                      945,284
                                                  -----------

Financial Services -- 19.5%
    6,000 Allstate Corp..........................     202,200
    4,000 Ambac Financial Group, Inc.............     231,440
    6,300 American Express Co....................     224,847
    3,000 The Bank of New York Co., Inc..........     122,400
    1,500 Bank One Corp..........................      58,575
    1,600 The Chubb Corp.........................     110,400
   13,000 CNA Surety Corp........................     201,500
    4,900 Countrywide Credit Industries, Inc.....     200,753
   25,000 Fremont General Corp...................     195,500
    5,000 Golden State Bancorp Inc...............     130,750
    3,300 MBIA Inc...............................     176,979
    1,900 MGIC Investment Corp...................     117,268
    4,000 Radian Group Inc.......................     171,800
                                                  -----------
                                                    2,144,412
                                                  -----------

Healthcare -- 5.5%
    1,000 Aphton Corp. (a).......................      14,600
    2,000 Bristol-Myers Squibb Co................     102,000
    1,000 Enzo Biochem, Inc. (a).................      23,500
    3,900 ICN Pharmaceuticals, Inc...............     130,650
    2,000 Merck & Co., Inc.......................     117,600
    5,000 Pharmacia Corp.........................     213,250
                                                  -----------
                                                      601,600
                                                  -----------

Industrials -- 5.5%
    2,000 Emerson Electric Co....................     114,200
    2,000 Honeywell International Inc............      67,640
    5,000 Raytheon Co............................     162,350
    8,000 Waste Management, Inc..................     255,280
                                                  -----------
                                                      599,470
                                                  -----------

Information Technology -- 15.5%
   30,000 Agere Systems Inc., Class A Shares (a).     170,700
    8,000 Agilent Technologies, Inc. (a).........     228,080
      400 Bruker AXS Inc. (a)....................       2,616


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers All Cap Value Fund
--------------------------------------------------------------------------------

  Shares                                     Security                                       Value
-----------------------------------------------------------------------------------------------------

Information Technology -- 15.5% (continued)
     5,700 Hewlett-Packard Co........................................................... $    117,078
     5,500 Lattice Semiconductor Corp. (a)..............................................      113,135
    10,000 Lucent Technologies Inc. (a).................................................       62,900
     5,900 Motorola, Inc................................................................       88,618
     5,000 Nokia Oyj ADR................................................................      122,650
    10,000 Real Networks Inc............................................................       59,400
     5,200 Scientific-Atlanta, Inc......................................................      124,488
    15,500 Solectron Corp. (a)..........................................................      174,840
     7,400 Texas Instruments Inc........................................................      207,200
    10,000 Unisys Corp. (a).............................................................      125,400
     3,000 Varian Semiconductor Equipment Associates, Inc. (a)..........................      103,770
                                                                                         ------------
                                                                                            1,700,875
                                                                                         ------------

Materials -- 11.6%
     8,500 Alcoa Inc....................................................................      302,175
    10,000 Brush Engineered Materials Inc. (a)..........................................      142,400
    20,000 Century Aluminum Co..........................................................      267,200
     3,000 Cleveland-Cliffs Inc.........................................................       54,900
     5,800 The Dow Chemical Corp........................................................      195,924
     7,600 Engelhard Corp...............................................................      210,368
     5,000 Newmont Mining Corp..........................................................       95,550
                                                                                         ------------
                                                                                            1,268,517
                                                                                         ------------

Telecommunication Services -- 7.5%
     3,400 ALLTEL Corp..................................................................      209,882
    20,000 Qwest Communications International Inc. (a)..................................      282,600
     4,300 Vodafone Group PLC...........................................................      110,424
    16,000 WorldCom Inc. -- WorldCom Group (a)..........................................      225,280
                                                                                         ------------
                                                                                              828,186
                                                                                         ------------

Utilities -- 1.9%
     2,500 Duke Energy Corp.............................................................       98,150
     2,500 El Paso Corp.................................................................      111,525
                                                                                         ------------
                                                                                              209,675
                                                                                         ------------
           TOTAL COMMON STOCK
           (Cost -- $8,499,010).........................................................    9,385,044
                                                                                         ------------

   Face
  Amount
----------
EURO TIME DEPOSIT -- 14.5%
$1,594,000 State Street Bank and Trust Co., 1.250% due 1/2/02 (Cost -- $1,594,000)......    1,594,000
                                                                                         ------------
           TOTAL INVESTMENTS -- 100%(Cost -- $10,093,010*)..............................  $10,979,044
                                                                                          ===========

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares              Security                 Value
------------------------------------------------------
COMMON STOCK -- 94.0%

Commercial Services -- 2.2%
 1,870 Automatic Data Processing, Inc.... $    110,143
 1,650 Concord EFS, Inc. (a).............       54,087
 1,755 Paychex, Inc......................       61,495
                                          ------------
                                               225,725
                                          ------------

Consumer Cyclicals -- 10.2%
   940 Bed Bath & Beyond Inc. (a)........       31,866
 5,610 The Home Depot, Inc...............      286,166
 1,860 Intimate Brands, Inc..............       27,640
   830 The TJX Cos., Inc.................       33,084
 9,600 Wal-Mart Stores, Inc..............      552,480
 3,430 Walgreen Co.......................      115,454
                                          ------------
                                             1,046,690
                                          ------------

Consumer Non-Cyclicals -- 9.0%
 1,660 Anheuser-Busch Cos., Inc..........       75,048
 6,620 The Coca-Cola Co..................      312,133
 4,170 PepsiCo, Inc......................      203,037
 3,590 Phillip Morris Cos., Inc..........      164,601
 1,780 The Procter & Gamble Co...........      140,851
 1,280 SYSCO Corp........................       33,562
                                          ------------
                                               929,232
                                          ------------

Consumer Services -- 0.5%
 1,750 Carnival Corp.....................       49,140
                                          ------------

Drugs -- 21.7%
 3,120 American Home Products Corp.......      191,443
 1,850 Amgen Inc. (a)....................      104,414
 4,190 Bristol-Myers Squibb Co...........      213,690
   885 Cardinal Health, Inc..............       57,224
 3,270 Eli Lilly & Co....................      256,826
 7,070 Johnson & Johnson.................      417,837
 5,770 Merck & Co., Inc..................      339,276
12,295 Pfizer Inc........................      489,956
 1,760 Pharmacia Corp....................       75,064
 2,560 Schering-Plough Corp..............       91,674
                                          ------------
                                             2,237,404
                                          ------------

Finance -- 9.5%
 3,380 American International Group, Inc.      268,372
 2,110 The Bank of New York Co., Inc.....       86,088
   200 Capital One Financial Corp........       10,790
 2,540 Fannie Mae........................      201,930
 1,780 Freddie Mac.......................      116,412
   835 Marsh & McLennan Cos., Inc........       89,721
 2,000 MBNA Corp.........................       70,400
 1,300 Morgan Stanley Dean Witter & Co...       72,722
   500 Northern Trust Corp...............       30,110
   620 State Street Corp.................       32,395
                                          ------------
                                               978,940
                                          ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Growth Fund
--------------------------------------------------------------------------------

Shares                         Security                           Value
---------------------------------------------------------------------------

Healthcare -- 4.1%
  4,160 Abbott Laboratories................................... $    231,920
    950 Biomet, Inc...........................................       29,355
  1,910 Health Management Associates, Inc., Class A Shares (a)       35,144
  2,390 Medtronic, Inc........................................      122,392
                                                               ------------
                                                                    418,811
                                                               ------------

Industrials -- 10.5%
 20,920 General Electric Co...................................      838,474
    680 Minnesota Mining & Manufacturing Co...................       80,383
  2,750 Tyco International Ltd................................      161,975
                                                               ------------
                                                                  1,080,832
                                                               ------------

Semiconductor -- 5.9%
  1,110 Altera Corp. (a)......................................       23,554
 13,110 Intel Corp............................................      412,309
  1,770 Linear Technology Corp................................       69,101
    230 Microchip Technology Inc. (a).........................        8,910
  3,360 Texas Instruments Inc.................................       94,080
                                                               ------------
                                                                    607,954
                                                               ------------

Technology -- 20.4%
 14,080 Cisco Systems, Inc. (a)...............................      254,989
  5,860 Dell Computer Corp. (a)...............................      159,275
  4,440 EMC Corp. (a).........................................       59,673
  3,580 International Business Machines Corp..................      433,037
    830 Jabil Circuit, Inc. (a)...............................       18,858
 11,790 Microsoft Corp. (a)...................................      781,323
    650 National Instruments Corp. (a)........................       24,349
  1,360 Network Appliance, Inc. (a)...........................       29,743
 15,870 Oracle Corp. (a)......................................      219,165
  7,810 Sun Microsystems, Inc. (a)............................       96,375
    650 VERITAS Software Corp. (a)............................       29,133
                                                               ------------
                                                                  2,105,920
                                                               ------------
        TOTAL COMMON STOCK
        (Cost -- $9,937,473)..................................    9,680,648
                                                               ------------
SHORT-TERM INVESTMENTS -- 6.0%
308,472 TempCash Money Market Fund............................      308,472
308,472 TempFund Money Market Fund............................      308,473
                                                               ------------
        TOTAL SHORT-TERM INVESTMENTS
        (Cost -- $616,945)....................................      616,945
                                                               ------------
        TOTAL INVESTMENTS -- 100%
        (Cost -- $10,554,418*)................................  $10,297,593
                                                               ============

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                          Security                              Value
------------------------------------------------------------------------------
COMMON STOCK -- 94.7%

Basic Industries -- 4.4%
   300 Air Products & Chemicals, Inc.............................. $    14,073
 2,800 Alcoa Inc..................................................      99,540
 1,000 OM Group, Inc..............................................      66,190
 3,500 PolyOne Corp...............................................      34,300
   400 UPM-Kymmene Oyj ADR........................................      13,360
                                                                   -----------
                                                                       227,463
                                                                   -----------

Capital Goods -- 4.9%
   300 The Boeing Co..............................................      11,634
   500 Cummins Inc................................................      19,270
   900 Danaher Corp...............................................      54,279
 1,800 General Electric Co........................................      72,144
   200 Navistar International Corp................................       7,900
   500 PACCAR Inc.................................................      32,810
   900 United Technologies Corp...................................      58,167
                                                                   -----------
                                                                       256,204
                                                                   -----------

Communications -- 7.5%
 6,100 AT&T Corp..................................................     110,654
 3,700 AT&T Wireless Services Inc. (a)............................      53,169
 2,600 General Motors Corp., Class H Shares (a)...................      40,170
 1,100 SBC Communications Inc.....................................      43,087
 3,100 Verizon Communications Inc.................................     147,126
                                                                   -----------
                                                                       394,206
                                                                   -----------

Consumer Cyclicals -- 12.1%
 1,300 Circuit City Stores -- Circuit City Group..................      33,735
 3,600 Costco Wholesale Corp. (a).................................     159,768
   700 Ecolab Inc.................................................      28,175
 3,300 Federated Department Stores, Inc. (a)......................     134,970
 1,800 The Home Depot, Inc........................................      91,818
   900 MGM Mirage Inc. (a)........................................      25,983
 1,000 SPX Corp. (a)..............................................     136,900
 1,000 Staples, Inc. (a)..........................................      18,700
                                                                   -----------
                                                                       630,049
                                                                   -----------

Consumer Non-Cyclicals -- 8.7%
   300 The Coca-Cola Co...........................................      14,145
   400 Comcast Corp., Class A Shares (a)..........................      14,400
   800 Kimberly-Clark Corp........................................      47,840
   400 Kraft Foods Inc............................................      13,612
   500 The Kroger Co..............................................      10,435
 3,500 Liberty Media Corp., Class A Shares (a)....................      49,000
 1,800 PepsiCo, Inc...............................................      87,642
 1,200 Phillip Morris Cos., Inc...................................      55,020
 2,800 Safeway Inc. (a)...........................................     116,900
   500 Unilever NV -- NY Shares...................................      16,635
   500 Unilever PLC ADR...........................................      28,805
                                                                   -----------
                                                                       454,434
                                                                   -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                  Security                      Value
--------------------------------------------------------------

Energy -- 5.0%
   300 Amerada Hess Corp.......................... $    18,750
   300 Devon Energy Corp..........................      11,595
 3,300 Exxon Mobil Corp...........................     129,690
   300 Royal Dutch Petroleum Co. -- NY Shares.....      14,706
 1,200 Total Fina S.A. ADR........................      84,288
                                                   -----------
                                                       259,029
                                                   -----------

Financial Services -- 18.1%
   500 American Express Co........................      17,845
 1,900 American International Group, Inc..........     150,860
 1,000 Bank of America Corp.......................      62,950
 4,600 The Bank of New York Co., Inc..............     187,680
 1,000 Bank One Corp..............................      39,050
    10 Berkshire Hathaway Inc., Class B Shares (a)      25,250
 1,300 FleetBoston Financial Corp.................      47,450
 1,400 Freddie Mac................................      91,560
   600 The Goldman Sachs Group, Inc...............      55,650
   500 The Hartford Financial Services Group, Inc.      31,415
   900 J.P. Morgan Chase & Co.....................      32,715
   100 Marsh & McLennan Cos., Inc.................      10,745
   900 Merrill Lynch & Co.........................      46,908
   900 Morgan Stanley Dean Witter & Co............      50,346
   300 PNC Financial Services Group...............      16,860
   100 Prudential Financial, Inc. (a).............       3,319
   200 Washington Mutual, Inc.....................       6,540
 1,200 Wells Fargo & Co...........................      52,140
   200 XL Capital Ltd., Class A Shares............      18,272
                                                   -----------
                                                       947,555
                                                   -----------

Healthcare -- 13.4%
   800 Abbott Laboratories........................      44,600
   300 American Home Products Corp................      18,408
   400 Amersham PLC ADR...........................      19,124
   200 Amgen Inc. (a).............................      11,288
   400 Baxter International Inc...................      21,452
   200 Cephalon, Inc. (a).........................      15,117
   100 Genentech, Inc. (a)........................       5,425
 2,700 HCA Inc....................................     104,058
   500 Immunex Corp. (a)..........................      13,855
   200 Invitrogen Corp. (a).......................      12,386
   500 Merck & Co., Inc...........................      29,400
 3,100 Novartis AG ADR............................     113,150
 4,000 Pfizer Inc.................................     159,400
   900 Pharmacia Corp.............................      38,385
   200 St. Jude Medical, Inc......................      15,530
 1,300 Teva Pharmaceutical Industries Ltd. ADR....      80,119
                                                   -----------
                                                       701,697
                                                   -----------

Real Estate Investment Trust -- 0.4%
   400 BRE Properties, Inc., Class A Shares.......      12,384
   300 CarrAmerica Realty Corp....................       9,030
                                                   -----------
                                                        21,414
                                                   -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

Shares                               Security                                  Value
---------------------------------------------------------------------------------------

Technology -- 17.2%
   500 Agilent Technologies, Inc. (a)....................................... $   14,255
 1,900 AOL Time Warner Inc. (a).............................................     60,990
 2,200 BEA Systems, Inc. (a)................................................     33,880
 3,200 BMC Software, Inc. (a)...............................................     52,384
   500 Celestica Inc. (a)...................................................     20,195
 4,000 Compaq Computer Corp.................................................     39,040
 1,000 Comverse Technology, Inc. (a)........................................     22,370
 2,200 Dell Computer Corp. (a)..............................................     59,796
   200 First Data Corp......................................................     15,690
 3,900 Intel Corp...........................................................    122,655
   400 International Business Machines Corp.................................     48,384
   400 Micron Technology, Inc. (a)..........................................     12,400
 3,500 Microsoft Corp. (a)..................................................    231,875
   500 Motorola, Inc........................................................      7,510
   400 National Semiconductor Corp. (a).....................................     12,316
 1,500 Nokia Oyj ADR........................................................     36,795
   800 Oracle Corp. (a).....................................................     11,048
 5,100 Sun Microsystems, Inc. (a)...........................................     62,730
   200 Teradyne, Inc. (a)...................................................      6,028
   500 Texas Instruments Inc................................................     14,000
   300 VERITAS Software Corp. (a)...........................................     13,449
                                                                             ----------
                                                                                897,790
                                                                             ----------

Transportation -- 1.3%
 1,400 Canadian National Railway Co.........................................     67,592
                                                                             ----------

Utilities -- 1.7%
   700 El Paso Corp.........................................................     31,227
   300 Exelon Corp..........................................................     14,364
 1,800 The Southern Co......................................................     45,630
                                                                             ----------
                                                                                 91,221
                                                                             ----------
       TOTAL COMMON STOCK
       (Cost -- $4,649,224).................................................  4,948,654
                                                                             ----------
CONVERTIBLE PREFERRED STOCK -- 2.9%

Communications -- 2.3%
 4,500 The News Corp. Ltd. ADR..............................................    119,070
                                                                             ----------

Technology -- 0.6%
   600 Electronic Data Systems Corp., 7.625%................................     33,750
                                                                             ----------
       TOTAL CONVERTIBLE PREFERRED STOCK(Cost -- $144,748)..................    152,820
                                                                             ----------

 Face
Amount
------
CONVERTIBLE CORPORATE BONDS -- 2.4%
Consumer Non-Cyclicals -- 0.4%
$28,000 Liberty Media Corp., 3.500% due 1/15/31.............................. 21,420
                                                                              ------
Technology -- 0.4%
 15,000 Teradyne, Inc., 3.750% due 10/15/06 (b).............................. 20,344
                                                                              ------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Large Cap Core Equity Fund
--------------------------------------------------------------------------------

 Face
Amount                         Security                            Value
---------------------------------------------------------------------------
Telecommunication and Utilities -- 1.6%
$57,000 Bell Atlantic Financial Services, 5.750% due 4/1/03.... $    58,211
 20,000 Hutchison Whampoa International, 2.875% due 9/15/03 (b)      19,713
 57,000 NTL Delaware Inc., 5.750% due 12/15/09.................       6,341
                                                                -----------
                                                                     84,265
                                                                -----------
        TOTAL CONVERTIBLE CORPORATE BONDS
        (Cost -- $130,988).....................................     126,029
                                                                -----------
        TOTAL INVESTMENTS -- 100%
        (Cost -- $4,924,960*)..................................  $5,227,503
                                                                ===========

--------
(a)Non-income producing security.
(b)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

        Shares                    Security                      Value
      --------------------------------------------------------------------
      COMMON STOCK -- 91.9%

      Basic Industries -- 3.7%
          449,300 Alcoa Inc............................... $    15,972,615
          230,000 The Dow Chemical Co.....................       7,769,400
          370,000 International Paper Co..................      14,929,500
                                                           ---------------
                                                                38,671,515
                                                           ---------------

      Capital Goods -- 2.4%
          308,900 Honeywell International Inc.............      10,446,998
          222,000 United Technologies Corp................      14,347,860
                                                           ---------------
                                                                24,794,858
                                                           ---------------

      Communication Services -- 10.1%
          237,000 ALLTEL Corp.............................      14,630,010
        1,119,400 AT&T Corp...............................      20,305,916
          892,000 AT&T Wireless Services Inc. (a).........      12,818,040
          593,000 General Motors Corp., Class H Shares (a)       9,161,850
        1,700,000 Genuity Inc. (a)........................       2,686,000
          255,000 SBC Communications Inc..................       9,988,350
          526,100 Sprint Corp.............................      10,564,088
          381,000 Verizon Communications Inc..............      18,082,260
          468,000 WorldCom, Inc. (a)......................       6,589,440
                                                           ---------------
                                                               104,825,954
                                                           ---------------

      Consumer Cyclicals -- 6.6%
          239,100 Costco Wholesale Corp. (a)..............      10,611,258
          158,000 Dollar General Corp.....................       2,354,200
          494,000 Federated Department Stores, Inc. (a)...      20,204,600
        1,028,100 The Gap, Inc............................      14,331,714
          164,500 MGM Mirage Inc. (a).....................       4,749,115
          364,900 RadioShack Corp.........................      10,983,490
          130,100 Target Corp.............................       5,340,605
                                                           ---------------
                                                                68,574,982
                                                           ---------------

      Consumer Non-Cyclicals -- 11.9%
          636,000 ConAgra Foods, Inc......................      15,117,720
          299,000 Kimberly-Clark Corp.....................      17,880,200
          191,800 Kraft Foods Inc.........................       6,526,954
          715,000 Liberty Media Corp., Class A Shares (a).      10,010,000
          521,700 McDonald's Corp.........................      13,809,399
          551,500 The News Corp. Ltd. ADR.................      14,592,690
          354,000 Philip Morris Cos. Inc..................      16,230,900
          217,000 R.J. Reynolds Tobacco Holdings, Inc.....      12,217,100
          433,000 Safeway Inc. (a)........................      18,077,750
                                                           ---------------
                                                               124,462,713
                                                           ---------------

      Energy -- 8.8%
          115,000 Amerada Hess Corp.......................       7,187,500
          385,400 Burlington Resources Inc................      14,467,916
          475,000 Conoco Inc., Class A Shares.............      13,442,500
          340,000 Marathon Oil Corp.......................      10,200,000
          184,680 PanCanadian Energy Corp.................       4,801,680
          205,000 Royal Dutch Petroleum Co................      10,049,100


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

     Shares                       Security                         Value
   --------------------------------------------------------------------------

   Energy -- 8.8% (continued)
       185,000 Total FinaElf S.A., ADR....................... $    12,994,400
       541,000 Transocean Sedco Forex Inc....................      18,296,620
                                                              ---------------
                                                                   91,439,716
                                                              ---------------

   Financial Services -- 24.8%
       477,000 American Express Co...........................      17,024,130
       125,100 American International Group, Inc.............       9,932,940
       193,800 Bank of America Corp..........................      12,199,710
       395,900 The Bank of New York Co., Inc.................      16,152,720
       450,000 FleetBoston Financial Corp....................      16,425,000
       207,700 Freddie Mac...................................      13,583,580
       182,000 The Goldman Sachs Group, Inc..................      16,880,500
       275,000 Household International, Inc..................      15,933,500
       474,500 Manulife Financial Corp.......................      12,365,470
       395,000 MBNA Corp.....................................      13,904,000
       331,000 Merrill Lynch & Co., Inc......................      17,251,720
       256,000 Morgan Stanley Dean Witter & Co...............      14,320,640
        95,900 Prudential Financial, Inc. (a)................       3,182,921
       804,500 U.S. Bancorp..................................      16,838,185
       588,000 Waddell & Reed Financial, Inc., Class A Shares      18,933,600
       539,000 Washington Mutual, Inc........................      17,625,300
       328,000 Wells Fargo & Co..............................      14,251,600
       127,000 XL Capital Ltd., Class A Shares...............      11,602,720
                                                              ---------------
                                                                  258,408,236
                                                              ---------------

   Healthcare -- 6.2%
       449,100 HCA Inc.......................................      17,308,314
       176,000 Merck & Co., Inc..............................      10,348,800
       491,000 Novartis AG ADR...............................      17,921,500
       222,000 Pfizer Inc....................................       8,846,700
       229,000 Pharmacia Corp................................       9,766,850
                                                              ---------------
                                                                   64,192,164
                                                              ---------------

   Technology -- 13.0%
       600,000 3Com Corp. (a)................................       3,828,000
     1,417,200 Compaq Computer Corp..........................      13,831,872
       310,200 Computer Associates International, Inc........      10,698,798
       738,600 Comverse Technology, Inc. (a).................      16,522,482
       504,000 Dell Computer Corp. (a).......................      13,698,720
       538,000 Hewlett-Packard Co............................      11,050,520
       114,000 Intel Corp....................................       3,585,300
       106,500 International Business Machines Corp..........      12,882,240
       834,000 Motorola, Inc.................................      12,526,680
       303,500 National Semiconductor Corp. (a)..............       9,344,765
       473,500 Nokia Oyj ADR.................................      11,614,955
     1,247,600 Sun Microsystems, Inc. (a)....................      15,345,480
                                                              ---------------
                                                                  134,929,812
                                                              ---------------

   Transportation -- 1.3%
       230,000 Canadian National Railway Co..................      11,104,400
       135,000 CP Railway Ltd................................       2,632,500
                                                              ---------------
                                                                   13,736,900
                                                              ---------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Investors Value Fund
--------------------------------------------------------------------------------

  Shares                                     Security                                       Value
------------------------------------------------------------------------------------------------------

Utilities -- 3.1%
    404,573 El Paso Corp.............................................................. $    18,048,002
    544,000 The Williams Cos., Inc....................................................      13,882,869
                                                                                       ---------------
                                                                                            31,930,871
                                                                                       ---------------
            TOTAL COMMON STOCK(Cost -- $820,010,619)..................................     955,967,721
                                                                                       ---------------

   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 8.1%
$83,850,000 UBS Warburg LLC, 1.600% due 1/2/02; Proceeds at maturity -- $83,857,438;
             (Fully collateralized by U.S. Treasury Bonds, 6.000% to 9.125% due
             5/15/09 to 8/15/20; Market value -- $85,527,358) (Cost -- $83,850,000)...      83,850,000
                                                                                       ---------------
            TOTAL INVESTMENTS -- 100%(Cost -- $903,860,619*)..........................  $1,039,817,721
                                                                                       ===============

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

  Shares                     Security                       Value
----------------------------------------------------------------------
COMMON STOCK -- 46.8%

Capital Goods -- 1.3%
     24,000 Pitney Bowes Inc........................... $      902,640
      7,400 United Technologies Corp...................        478,262
                                                        --------------
                                                             1,380,902
                                                        --------------

Communications -- 1.2%
     47,100 The News Corp. Ltd. ADR....................      1,246,266
     81,600 NTL Inc. (a)...............................         76,704
                                                        --------------
                                                             1,322,970
                                                        --------------

Consumer Cyclicals -- 0.7%
     14,000 Federated Department Stores, Inc. (a)......        572,600
     27,428 Fine Host Corp. (a) +......................        219,424
      1,920 Imagistics International Inc. (a)..........         23,712
                                                        --------------
                                                               815,736
                                                        --------------

Consumer Non-Cyclicals -- 5.4%
     22,500 Avon Products, Inc.........................      1,046,250
     13,000 The Coca-Cola Co...........................        612,950
     16,300 Coca-Cola Enterprises Inc..................        308,722
     10,000 H.J. Heinz Co..............................        411,200
     40,000 Hormel Foods Corp..........................      1,074,800
      9,400 Kimberly-Clark Corp........................        562,120
      6,000 McDonald's Corp............................        158,820
      8,000 PepsiCo, Inc...............................        389,520
     33,800 Safeway Inc. (a)...........................      1,411,150
                                                        --------------
                                                             5,975,532
                                                        --------------

Energy -- 7.8%
     12,100 Alcoa Inc..................................        430,155
      8,000 Amerada Hess Corp..........................        500,000
     24,436 BP Amoco PLC...............................      1,136,518
      7,392 ChevronTexaco Corp.........................        662,397
     66,000 Exxon Mobil Corp. (b)......................      2,593,800
     35,000 Halliburton Co.............................        458,500
     12,800 Royal Dutch Petroleum Co. - NY Shares......        627,456
     16,000 Schlumberger Ltd...........................        879,200
     40,000 Suncor Energy, Inc.........................      1,317,600
                                                        --------------
                                                             8,605,626
                                                        --------------

Financial Services -- 4.7%
     30,000 The Allstate Corp..........................      1,011,000
      9,000 Bank of America Corp.......................        566,550
     29,200 The Bank of New York Co., Inc..............      1,191,360
        466 Berkshire Hathaway Inc., Class B Shares (a)      1,176,650
     18,000 The Chubb Corp.............................      1,242,000
                                                        --------------
                                                             5,187,560
                                                        --------------

Healthcare -- 6.1%
     27,000 American Home Products Corp................      1,656,720
      6,000 Bausch & Lomb Inc..........................        225,960
      5,300 Baxter International Inc...................        284,239
     27,300 HCA Inc....................................      1,052,142


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

  Shares                          Security                            Value
--------------------------------------------------------------------------------

Healthcare -- 6.1% (continued)
     8,000 Johnson & Johnson..................................... $      472,800
     8,000 Merck & Co., Inc......................................        470,400
    30,000 Pfizer Inc............................................      1,195,500
    31,310 Pharmacia Corp........................................      1,335,372
                                                                  --------------
                                                                       6,693,133
                                                                  --------------

Manufacturing -- 0.0%
     2,028 Axiohm Transaction Solution, Inc. (a).................             --
                                                                  --------------

Real Estate Investment Trust -- 8.1%
    67,500 Arden Realty, Inc.....................................      1,788,750
    35,000 Bedford Property Investors, Inc.......................        787,500
    55,000 Brandywine Realty Trust...............................      1,158,850
    45,000 Duke-Weeks Realty Corp................................      1,094,850
    75,000 Mid-Atlantic Realty Trust.............................      1,166,250
    84,000 New Plan Excel Realty Trust...........................      1,600,200
    18,000 Prentiss Properties Trust.............................        494,100
    35,000 Reckson Associates Realty Corp........................        817,600
                                                                  --------------
                                                                       8,908,100
                                                                  --------------

Technology -- 4.0%
    29,600 Compaq Computer Corp..................................        288,896
    31,000 International Business Machines Corp..................      3,749,760
    29,000 Motorola, Inc.........................................        435,580
                                                                  --------------
                                                                       4,474,236
                                                                  --------------

Telecommunications -- 5.8%
    20,000 AT&T Corp.............................................        362,800
    12,872 AT&T Wireless Services Inc. (a).......................        184,971
    59,100 SBC Communications Inc. (b)...........................      2,314,947
    74,160 Verizon Communications Inc. (b).......................      3,519,634
                                                                  --------------
                                                                       6,382,352
                                                                  --------------

Transportation -- 1.7%
    20,000 Canadian National Railway Co..........................        965,600
    10,000 Union Pacific Corp....................................        570,000
     6,200 United Parcel Services, Inc., Class B Shares..........        337,900
                                                                  --------------
                                                                       1,873,500
                                                                  --------------
           TOTAL COMMON STOCK
           (Cost -- $46,358,399).................................     51,619,647
                                                                  --------------
CONVERTIBLE PREFERRED STOCK -- 1.7%

Energy -- 1.1%
    25,000 Kerr-McGee Corp., 5.500%..............................        928,125
    25,000 Tesoro Petroleum Corp., 7.250%........................        327,750
                                                                  --------------
                                                                       1,255,875
                                                                  --------------

Technology -- 0.6%
    75,000 UnitedGlobalCom, Inc., Series C, 7.000%...............        628,125
                                                                  --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

  Shares                                       Security                                         Value
----------------------------------------------------------------------------------------------------------

Transportation -- 0.0%
            TCR Holding Corp. (a):
        321  Class B Shares................................................................ $            3
        177  Class C Shares................................................................              2
        466  Class D Shares................................................................              5
        964  Class E Shares................................................................             10
                                                                                            --------------
                                                                                                        20
                                                                                            --------------
            TOTAL CONVERTIBLE PREFERRED STOCK(Cost -- $2,469,084)..........................      1,884,020
                                                                                            --------------
RIGHTS -- 0.0%
    218,174 Contifinancial Corp. (units) (Cost -- $21,708).................................         21,708
                                                                                            --------------

   Face
  Amount
-----------
CORPORATE BONDS -- 12.0%

Basic Industries -- 0.4%
$   200,000 Berry Plastics Corp., 12.250% due 4/15/04...........................................   202,750
    125,000 Indesco International Inc., 9.750% due 4/15/08 (a)(c)...............................     9,375
    125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08.........................................   134,687
    200,000 Radnor Holdings Inc., 10.000% due 12/1/03...........................................   145,000
                                                                                                 ---------
                                                                                                   491,812
                                                                                                 ---------

Capital Goods -- 0.1%
    125,000 Jordan Industries Inc., 10.375% due 8/1/07..........................................    63,125
                                                                                                 ---------

Consumer Cyclical -- 0.3%
    115,000 Cole National Group Inc., 8.625% due 8/15/07........................................   106,950
    225,000 HMH Properties, 7.875% due 8/1/08...................................................   208,687
                                                                                                 ---------
                                                                                                   315,637
                                                                                                 ---------

Consumer Non-Cyclicals -- 2.0%
    100,000 American Safety Razor Co., 9.875% due 8/1/05........................................    98,500
    350,000 Dominion Fiber Ventures LLC, 7.050% due 3/15/05 (d).................................   357,533
    700,000 Fremont General Corp., 7.700% due 3/17/04...........................................   577,500
    125,000 French Fragrances Inc., 10.375% due 5/15/07.........................................   120,000
    125,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05...................................   130,000
    130,000 Hines Horticulture, Inc., 12.750% due 10/15/05......................................   130,650
    250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.....................................   191,250
    175,000 North Atlantic Trading Co., 11.000% due 6/15/04.....................................   157,500
    150,000 Park Place Entertainment Corp., 7.875% due 12/15/05.................................   149,812
    325,000 Safeway Inc., 7.250% due 2/1/31.....................................................   342,717
                                                                                                 ---------
                                                                                                 2,255,462
                                                                                                 ---------

Energy -- 0.4%
     65,000 Benton Oil & Gas Co., 11.625% due 5/1/03............................................    45,337
    375,000 Devon Financing Corp. ULC, 6.875% due 9/30/11 (d)...................................   367,311
                                                                                                 ---------
                                                                                                   412,648
                                                                                                 ---------

Financial/Leasing -- 2.9%
    625,000 Bank of America Corp., 7.400% due 1/15/11...........................................   671,248
     75,000 DVI Inc., 9.875% due 2/1/04.........................................................    75,375


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                             Security                               Value
-------------------------------------------------------------------------------------

Financial/Leasing -- 2.9% (continued)
$   650,000 Household Finance Corp., 8.000% due 7/15/10................ $     700,806
    350,000 Qwest Capital Funding, 7.250% due 2/15/11 (d)..............       340,445
    625,000 Standard Chartered Bank, 8.000% due 5/30/31 (d)............       637,507
    700,000 Washington Mutual Financial, 6.875% due 5/15/11............       720,544
                                                                        -------------
                                                                            3,145,925
                                                                        -------------

Manufacturing -- 1.6%
    650,000 General Electric Capital Corp., 6.125% due 2/22/11.........       661,630
    650,000 General Motors Acceptance Corp., 6.875% due 9/15/11........       637,822
    350,000 The Goodyear Tire & Rubber, 8.125% due 3/15/03.............       356,634
    250,000 Polymer Group, Inc., 9.000% due 7/1/07.....................        73,750
                                                                        -------------
                                                                            1,729,836
                                                                        -------------

Media -- 1.7%
    150,000 Century Communications, Series B, zero coupon due 1/15/08..        72,937
    200,000 CSC Holdings, Inc., 10.500% due 5/15/16....................       218,000
    250,000 Diamond Cable Communications PLC, 11.750% due 12/15/05.....        66,250
    325,000 France Telecom, 7.200% due 3/1/06 (d)......................       345,483
     75,000 FrontierVision L.P., 11.000% due 10/15/06..................        77,719
    125,000 Hollinger International Publishing, 9.250% due 3/15/07.....       124,531
    250,000 Metronet Communications Co., (zero coupon until 6/15/03,
             9.950% thereafter) due 6/15/08............................       126,250
    175,000 Rogers Communications, Inc., 8.875% due 7/15/07............       178,500
    700,000 Viacom Inc., 6.625% due 5/15/11 (d)........................       712,851
                                                                        -------------
                                                                            1,922,521
                                                                        -------------

Services and Other -- 0.5%
    250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09...........       246,250
    350,000 Cendant Corp., 7.750% due 12/1/03..........................       356,036
                                                                        -------------
                                                                              602,286
                                                                        -------------

Telecommunication and Utilities -- 0.2%
    250,000 Calpine Corp., 8.750% due 7/15/07..........................       225,937
                                                                        -------------

Transportation -- 1.2%
    350,000 CSX Corp., 7.950% due 5/1/27...............................       386,973
    250,000 Enterprise Shipholding Inc., 8.875% due 5/1/08.............        88,750
    200,000 The Holt Group, 9.750% due 1/15/06 (a)(c)..................         7,000
    150,000 Teekay Shipping Corp., 8.320% due 2/1/08...................       155,250
    644,198 US Airways, Inc., 7.890% due 3/1/19........................       653,835
                                                                        -------------
                                                                            1,291,808
                                                                        -------------

Utilities -- 0.7%
    800,000 The Williams Cos., Inc., Series A, 6.750% due 1/15/06 (e)..       809,842
                                                                        -------------
            TOTAL CORPORATE BONDS(Cost -- $14,557,723).................    13,266,839
                                                                        -------------
CONVERTIBLE CORPORATE BONDS -- 6.0%

Consumer Cyclicals -- 0.7%
    750,000 Costco Wholesale Corp., zero coupon due 8/19/17............       766,875
                                                                        -------------

Energy -- 1.0%
    500,000 Diamond Offshore Drilling, 1.500% due 4/15/31..............       459,375


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                          Security                            Value
-------------------------------------------------------------------------------

Energy -- 1.0% (continued)
$ 1,000,000 Friede Goldman Halter, 4.500% due 9/15/04 (a)(c)..... $     215,000
    500,000 Pogo Producing Co., 5.500% due 6/15/06...............       484,375
                                                                  -------------
                                                                      1,158,750
                                                                  -------------

Healthcare -- 0.3%
    500,000 Vertex Pharmaceuticals Inc., 5.000% due 9/19/07......       338,750
                                                                  -------------

Media and Telecommunications -- 1.7%
    500,000 AES Corp., 4.500% due 8/15/05........................       441,875
    750,000 Ciena Corp., 3.750% due 2/1/08.......................       483,750
    750,000 EchoStar Communications Corp., 5.750% due 5/15/08 (d)       675,000
            NTL Communications Corp.:
    250,000   6.750% due 5/15/08 (d).............................        83,125
    250,000   6.750% due 5/15/08.................................        83,125
    750,000   7.000% due 12/15/08................................        71,250
    250,000 NTL Delaware Inc., 5.750% due 12/15/09...............        27,812
                                                                  -------------
                                                                      1,865,937
                                                                  -------------

Technology -- 2.3%
    750,000 Comverse Technology Inc., 1.500% due 12/1/05.........       572,813
    750,000 i2 Technologies Inc., 5.250% due 12/15/06............       556,875
    500,000 Mercury Interactive Corp., 4.750% due 7/1/07.........       406,875
    500,000 Rational Software Corp., 5.000% due 2/1/07...........       454,375
  1,000,000 Solectron Corp., zero coupon due 1/27/19.............       510,000
                                                                  -------------
                                                                      2,500,938
                                                                  -------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $7,742,894).................................     6,631,250
                                                                  -------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 15.6%
            U.S. Treasury Notes:
  2,000,000   5.000% due 2/15/11.................................     1,994,532
  1,600,000   5.375% due 2/15/31.................................     1,578,002
            Federal Home Loan Mortgage Corporation (FHLMC):
  1,522,000   6.250% due 7/15/04.................................     1,617,614
    418,060   8.000% due 7/1/20..................................       441,184
    156,052   6.500% due 3/1/26..................................       157,515
    153,462   Gold, 6.500% due 3/1/26............................       154,901
    276,526   Gold, 6.500% due 5/1/26............................       279,118
  2,500,000   Gold, 6.000% due 11/1/30 (f)(g)....................     2,446,875
            Federal National Mortgage Corporation (FNMA):
     15,272   6.500% due 10/1/10.................................        15,716
  1,000,000   6.250% due 2/1/11..................................     1,018,887
    111,987   6.500% due 10/1/11.................................       115,032
    359,037   6.500% due 4/1/13..................................       367,002
    159,105   6.500% due 5/1/13..................................       162,635
    297,490   6.500% due 7/1/13..................................       304,091
    468,349   9.000% due 1/1/24..................................       510,793
     39,460   7.000% due 9/1/25..................................        40,472
     82,086   6.500% due 12/1/25.................................        82,881
    136,950   7.000% due 3/1/26..................................       140,245
    271,616   6.500% due 6/1/26..................................       273,908
    155,454   7.000% due 3/1/27..................................       159,194


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Salomon Brothers Balanced Fund
--------------------------------------------------------------------------------

   Face
  Amount                           Security                            Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 15.6% (continued)
$    44,612  7.000% due 11/1/28................................... $      45,644
    369,742  7.000% due 2/1/29....................................       378,397
     33,516  7.000% due 3/1/29....................................        34,323
    653,815  7.000% due 4/1/29....................................       668,935
     25,491  8.000% due 5/1/30....................................        26,718
    880,000  6.000% due 9/1/30 (f)(g).............................       860,200
     24,220  8.000% due 9/1/30....................................        25,385
    699,678  8.000% due 1/1/31....................................       733,350
    403,664  8.000% due 2/1/31....................................       423,090
  2,200,000  6.500% due 6/1/31 (f)(g).............................     2,200,688
                                                                   -------------

            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost -- $16,792,627).................................    17,257,327
                                                                   -------------
ASSET-BACKED SECURITIES -- 2.7%

Financial /Leasing -- 2.7%
    699,154 Green Tree Financial Corp., Series 1997-6, Class A8,
             7.070% due 1/15/29...................................       728,415
  1,100,000 LB Commercial Conduit Mortgage Trust, Series 1998-C1,
             Class A2, 6.780% due 4/15/09.........................     1,151,692
    500,000 Prime Credit Card Master Trust, Series 2000-1, Class
             A, 6.700% due 10/15/09...............................       528,354
    499,618 Soundview Home Equity Loan Trust, Series 2000-1, Class
             A1F, 8.640% due 5/25/30..............................       531,449
                                                                   -------------

            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $2,788,173)..................................     2,939,910
                                                                   -------------

            SUB-TOTAL INVESTMENTS
            (Cost -- $90,730,608).................................    93,620,701
                                                                   -------------
REPURCHASE AGREEMENT -- 15.2%
 16,756,000 UBS Warburg LLC, 1.600% due 1/2/02; Proceeds at
             maturity -- $16,757,486; (Fully collateralized
             by U.S. Treasury Bonds, 6.000% to 9.125% due 5/15/09
             to 8/15/20; Market value -- $17,091,191) (Cost
             -- $16,756,000)......................................    16,756,000
                                                                   -------------

            TOTAL INVESTMENTS  -- 100%
            (Cost -- $107,486,608*)...............................  $110,376,701
                                                                   =============

--------
(a)Non-income producing security.
(b)Securities with an aggregate market value of $8,428,381 are segregated as collateral for mortgage dollar rolls.
(c)Security is currently in default.
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Rate shown reflects current rate on instrument with variable rates.
(f)Mortgage dollar roll.
(g)Security is issued on a to-be-announced ("TBA") basis.
 + Security is valued in accordance with fair valuation procedures.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

          Statements of Assets and Liabilities
          December 31, 2001



                                                                           Asia      International
                                                                          Growth        Equity
                                                                           Fund          Fund
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost.................................................. $ 8,179,124   $12,456,810
 Short-term investments, at cost.......................................          --            --
                                                                        ===========   ===========
 Investments, at value................................................. $ 9,881,265   $10,690,994
 Short-term investments, at value......................................          --            --
 Foreign currency, at value++..........................................     963,186            --
 Cash..................................................................          --        17,595
 Receivable for securities and options sold............................          --        50,428
 Receivable from manager...............................................      24,745           430
 Dividends and interest receivable.....................................       6,642        14,100
 Receivable for Fund shares sold.......................................       3,584            --
 Other assets..........................................................          --            --
                                                                        -----------   -----------
 Total Assets..........................................................  10,879,422    10,773,547
                                                                        -----------   -----------
LIABILITIES:
 Payable to bank.......................................................     421,763            --
 Payable for Fund shares purchased.....................................     209,838       254,876
 Payable for securities purchased......................................     199,568            --
 Service and distribution fees payable.................................       6,210         5,894
 Administration fee payable............................................         463           498
 Management fee payable................................................          --            --
 Dividends payable.....................................................          --            --
 Variation margin - payable to broker..................................          --            --
 Other liabilities.....................................................      24,344            --
 Accrued expenses......................................................     110,536       102,467
                                                                        -----------   -----------
 Total Liabilities.....................................................     972,722       363,735
                                                                        -----------   -----------
Total Net Assets....................................................... $ 9,906,700   $10,409,812
                                                                        ===========   ===========
NET ASSETS:
 Par value of shares of capital stock.................................. $     1,372   $     1,399
 Capital paid in excess of par value...................................  15,114,483    18,985,493
 Undistributed (overdistributed) net investment income.................     (63,485)       (7,769)
 Accumulated net realized gain (loss) from security transactions,
   options, futures contracts and foreign currencies...................  (6,833,383)   (6,803,554)
 Net unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currencies....................................   1,687,713    (1,765,757)
                                                                        -----------   -----------
Total Net Assets....................................................... $ 9,906,700   $10,409,812
                                                                        ===========   ===========
Shares Outstanding:
Class A................................................................     356,639       634,577
                                                                        ===========   ===========
Class B................................................................     610,951       411,777
                                                                        ===========   ===========
Class 2................................................................     313,944       349,220
                                                                        ===========   ===========
Class O................................................................      90,528         3,185
                                                                        ===========   ===========
Class Y................................................................          --            --
                                                                        ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*......................................................       $7.35         $7.52
                                                                        ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   5.75%)..............................................................       $7.80         $7.98
                                                                        ===========   ===========
Class B Shares
 Net asset value and offering price per share*.........................       $7.15         $7.38
                                                                        ===========   ===========
Class 2 Shares
 Net asset value*......................................................       $7.15         $7.38
                                                                        ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   1.00%)..............................................................       $7.22         $7.45
                                                                        ===========   ===========
Class O Shares
 Net asset value, offering price and redemption price per share........       $7.44         $7.39
                                                                        ===========   ===========
Class Y Shares
 Net asset value, offering price and redemption price per share........         ---            --
                                                                        ===========   ===========

++Foreign currency at cost for the Asia Growth Fund is $972,412.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


60


                      See Notes to Financial Statements.


  Small Cap                       All Cap     Large Cap     Large Cap    Investors
   Growth          Capital         Value       Growth      Core Equity     Value         Balanced
    Fund            Fund           Fund         Fund          Fund         Fund            Fund
---------------------------------------------------------------------------------------------------
$ 234,633,089   $1,060,893,462  $ 8,499,010  $  9,937,473  $4,924,960  $  820,010,619  $ 90,730,608
   60,987,000      191,246,000    1,594,000       616,945          --      83,850,000    16,756,000
=============   ==============  ===========  ============  ==========  ==============  ============
$ 251,749,327   $1,118,133,234  $ 9,385,044  $  9,680,648  $5,227,503  $  955,967,721  $ 93,620,701
   60,987,000      191,246,000    1,594,000       616,945          --      83,850,000    16,756,000
           --               --           --            --          --              --            --
          320           18,283          410            --      80,855             183           124
    3,208,487        1,389,749        5,636        29,574          --              --            --
           --               --        7,932         3,722      19,537              --            --
       26,592        1,130,379       10,842        10,054       5,969       1,454,269       736,500
    1,722,827        8,527,841           --        23,138          --       7,209,137       616,726
           --            9,239           --            --          --              --            --
-------------   --------------  -----------  ------------  ----------  --------------  ------------
  317,694,553    1,320,454,725   11,003,864    10,364,081   5,333,864   1,048,481,310   111,730,051
-------------   --------------  -----------  ------------  ----------  --------------  ------------
           --               --           --            --          --              --            --
    3,188,014        2,342,766           --        60,516          --       1,723,629     1,122,592
    9,747,386       18,554,754       69,347       514,546          --       1,306,066     5,491,012
      121,907          644,242           --         6,580          --         157,225        69,330
       12,051               --           --           398         544              --         4,276
      192,824          592,541        1,108            --          --       1,536,138        47,735
           --              790           --            --          --          27,132        62,152
       97,658               --           --            --          --              --            --
      191,031               --           --            --          --              --        10,128
      228,610          517,608       29,399        43,512      25,369         351,646       116,334
-------------   --------------  -----------  ------------  ----------  --------------  ------------
   13,779,481       22,652,701       99,854       625,552      25,913       5,101,836     6,923,559
-------------   --------------  -----------  ------------  ----------  --------------  ------------
 $303,915,072   $1,297,802,024  $10,904,010  $  9,738,529  $5,307,951  $1,043,379,474  $104,806,492
=============   ==============  ===========  ============  ==========  ==============  ============
$      23,157   $       52,401  $       801  $      1,199  $      400  $       55,198  $      8,490
  289,109,926    1,262,122,913   10,009,435    12,478,417   4,999,600     909,928,570   101,517,019
          900           (1,222)       9,959            --       1,967              --       211,531
   (2,378,403)     (21,611,840)      (2,219)   (2,484,262)      3,441      (2,560,895)      179,359
   17,159,492       57,239,772      886,034      (256,825)    302,543     135,956,601     2,890,093
-------------   --------------  -----------  ------------  ----------  --------------  ------------
 $303,915,072   $1,297,802,024  $10,904,010  $  9,738,529  $5,307,951  $1,043,379,474  $104,806,492
=============   ==============  ===========  ============  ==========  ==============  ============
   14,909,133       11,079,665           --       271,906          --       8,469,751     2,066,143
=============   ==============  ===========  ============  ==========  ==============  ============
    6,081,151       14,879,377          796       508,801          --       4,473,410     4,990,943
=============   ==============  ===========  ============  ==========  ==============  ============
    2,122,080       15,908,259           --       415,696          --       3,885,422     1,340,927
=============   ==============  ===========  ============  ==========  ==============  ============
       44,348        8,783,202      800,000         2,443     400,000      35,147,588        92,212
=============   ==============  ===========  ============  ==========  ==============  ============
           --        1,750,149           --            --          --       3,221,411            --
=============   ==============  ===========  ============  ==========  ==============  ============
       $13.29           $25.09           --         $8.22          --          $18.97        $12.39
=============   ==============  ===========  ============  ==========  ==============  ============
       $14.10           $26.62           --         $8.72          --          $20.13        $13.15
=============   ==============  ===========  ============  ==========  ==============  ============
       $12.82           $24.45       $13.60         $8.09          --          $18.63        $12.32
=============   ==============  ===========  ============  ==========  ==============  ============
       $12.86           $24.50           --         $8.10          --          $18.69        $12.35
=============   ==============  ===========  ============  ==========  ==============  ============
       $12.99           $24.75           --         $8.18          --          $18.88        $12.47
=============   ==============  ===========  ============  ==========  ==============  ============
       $13.42           $25.27       $13.62         $8.17      $13.27          $18.94        $12.47
=============   ==============  ===========  ============  ==========  ==============  ============
           --           $25.30           --            --          --          $18.94            --
=============   ==============  ===========  ============  ==========  ==============  ============


                                                                             61


                      See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2001



                                                                                     Asia      International
                                                                                    Growth        Equity
                                                                                     Fund          Fund
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................................................................... $   266,495   $   371,834
  Interest.......................................................................          --            --
  Less: Foreign withholding tax..................................................     (29,762)      (35,421)
  Interest expense...............................................................      (8,119)           --
                                                                                  -----------   -----------
  Total Investment Income........................................................     228,614       336,413
                                                                                  -----------   -----------
EXPENSES:
  Management fee (Note 2)........................................................     100,099       175,218
  Service and distribution fees (Note 2).........................................      87,213       100,360
  Shareholder and system servicing fees..........................................      80,773        35,231
  Registration fees..............................................................      50,877        45,844
  Custody........................................................................      40,601         6,556
  Audit and legal................................................................      37,787        31,500
  Shareholder communications.....................................................      30,892        39,153
  Amortization of deferred organization costs....................................       7,826            --
  Administration fee (Note 2)....................................................       6,256         9,734
  Directors' fees................................................................         553         2,000
  Other..........................................................................      16,668         5,442
                                                                                  -----------   -----------
  Total Expenses.................................................................     459,545       451,038
  Less: Management fee waiver and expense reimbursement (Note 2).................    (248,466)      (58,650)
                                                                                  -----------   -----------
  Net Expenses...................................................................     211,079       392,388
                                                                                  -----------   -----------
Net Investment Income (Loss).....................................................      17,535       (55,975)
                                                                                  -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 4):
  Realized Gain (Loss) From:
   Security transactions.........................................................  (3,227,747)   (6,650,819)
   Options written...............................................................          --            --
   Options purchased.............................................................          --            --
   Futures contracts.............................................................          --            --
   Foreign currency transactions.................................................      97,852       (10,531)
                                                                                  -----------   -----------
  Net Realized Gain (Loss).......................................................  (3,129,895)   (6,661,350)
                                                                                  -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation) of:
   Security transactions.........................................................   2,814,198     2,051,068
   Foreign currency transactions.................................................    (229,360)         (499)
                                                                                  -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation)...........................   2,584,838     2,050,569
                                                                                  -----------   -----------
Net Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currencies    (545,057)   (4,610,781)
                                                                                  -----------   -----------
Increase (Decrease) in Net Assets From Operations................................ $  (527,522)  $(4,666,756)
                                                                                  ===========   ===========

(a)For the period from October 15, 2001 (commencement of operations) to December 31, 2001.


62


                      See Notes to Financial Statements.


 Small Cap                    All Cap     Large Cap     Large Cap   Investors
  Growth         Capital       Value       Growth      Core Equity    Value        Balanced
   Fund           Fund        Fund(a)       Fund         Fund(a)      Fund           Fund
-----------------------------------------------------------------------------------------------

$  1,391,358   $  8,768,055   $ 23,092   $    96,120    $ 11,909   $ 14,194,216   $ 1,690,557
   2,946,884     11,080,406     14,604        11,743       3,872      2,342,286     3,503,207
          --        (74,559)       (50)          (30)        (96)      (182,019)      (10,097)
          --             --         --            --          --             --            --
------------   ------------   --------   -----------    --------   ------------   -----------
   4,338,242     19,773,902     37,646       107,833      15,685     16,354,483     5,183,667
------------   ------------   --------   -----------    --------   ------------   -----------

   2,327,708      5,934,539     16,612        77,114       7,071      6,236,619       598,981
   1,654,231      5,724,189         15        78,079          --      1,582,459       897,708
     217,915      1,061,972        100        26,538         100        430,336       183,004
      67,658        246,948      7,336        39,834       7,346        147,707        45,443
      19,624         57,743      6,369        12,331       6,773         40,295         7,303
      34,896         80,817     18,484        21,797      17,150         85,229        32,040
     344,092        340,921      2,000         8,687       1,000        193,340        56,575
          --             --         --            --          --             --            --
     145,482             --      1,108         5,141         544             --        54,453
       4,968         73,126         72           479          72         47,575         2,130
       7,020         76,652        150         6,718         150         90,365        10,631
------------   ------------   --------   -----------    --------   ------------   -----------
   4,823,594     13,596,907     52,246       276,718      40,206      8,853,925     1,888,268
          --             --    (24,544)      (74,930)    (26,608)            --      (227,935)
------------   ------------   --------   -----------    --------   ------------   -----------
   4,823,594     13,596,907     27,702       201,788      13,598      8,853,925     1,660,333
------------   ------------   --------   -----------    --------   ------------   -----------
    (485,352)     6,176,995      9,944       (93,955)      2,087      7,500,558     3,523,334
------------   ------------   --------   -----------    --------   ------------   -----------

    (407,039)   (10,548,765)    (2,219)   (1,427,293)      3,321        839,746     1,252,767
          --     (2,641,532)        --            --          --       (381,509)           --
    (130,702)    (8,374,033)        --            --          --     (1,442,921)           --
    (781,899)            --         --            --          --             --            --
          --        (13,266)        --            --          --             --            --
------------   ------------   --------   -----------    --------   ------------   -----------
  (1,319,640)   (21,577,596)    (2,219)   (1,427,293)      3,321       (984,684)    1,252,767
------------   ------------   --------   -----------    --------   ------------   -----------

 (20,312,367)    21,339,964    886,034       131,468     302,543    (48,540,405)   (4,153,287)
          --             --         --            --          --           (501)           --
------------   ------------   --------   -----------    --------   ------------   -----------
 (20,312,367)    21,339,964    886,034       131,468     302,543    (48,540,906)   (4,153,287)
------------   ------------   --------   -----------    --------   ------------   -----------
 (21,632,007)      (237,632)   883,815    (1,295,825)    305,864    (49,525,590)   (2,900,520)
------------   ------------   --------   -----------    --------   ------------   -----------
$(22,117,359)  $  5,939,363   $893,759   $(1,389,780)   $307,951   $(42,025,032)  $   622,814
============   ============   ========   ===========    ========   ============   ===========


                                                                             63


                      See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 2001



                                                                                         International
                                                                           Asia Growth      Equity
                                                                              Fund           Fund
------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)............................................. $     17,535  $    (55,975)
 Net realized gain (loss).................................................   (3,129,895)   (6,661,350)
 Change in net unrealized appreciation (depreciation).....................    2,584,838     2,050,569
                                                                           ------------  ------------
 Increase (Decrease) in Net Assets From Operations........................     (527,522)   (4,666,756)
                                                                           ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
 Net investment income....................................................     (123,504)           --
 Net realized gains.......................................................           --            --
                                                                           ------------  ------------
 Decrease in Net Assets From Distributions to Shareholders................     (123,504)           --
                                                                           ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 3):
 Net proceeds from sale of shares.........................................   71,995,214    92,417,158
 Net asset value of shares issued for reinvestment of dividends...........      101,646            --
 Cost of shares reacquired................................................  (75,287,145)  (99,893,718)
                                                                           ------------  ------------
 Increase (Decrease) in Net Assets From Fund Share Transactions...........   (3,190,285)   (7,476,560)
                                                                           ------------  ------------
Increase (Decrease) in Net Assets.........................................   (3,841,311)  (12,143,316)
NET ASSETS:
 Beginning of year........................................................   13,748,011    22,553,128
                                                                           ------------  ------------
 End of year*............................................................. $  9,906,700  $ 10,409,812
                                                                           ============  ============
* Includes undistributed (overdistributed) net investment income of:......     $(63,485)      $(7,769)
                                                                           ============  ============

(a) For the period from October 15, 2001 (commencement of operations) to December 31, 2001.


64


                      See Notes to Financial Statements.


                                  All Cap     Large Cap    Large Cap    Investors
  Small Cap        Capital         Value       Growth     Core Equity     Value         Balanced
 Growth Fund        Fund          Fund(a)       Fund        Fund(a)       Fund            Fund
---------------------------------------------------------------------------------------------------
$     (485,352) $    6,176,995  $     9,944  $   (93,955) $    2,087  $    7,500,558  $  3,523,334
    (1,319,640)    (21,577,596)      (2,219)  (1,427,293)      3,321        (984,684)    1,252,767
   (20,312,367)     21,339,964      886,034      131,468     302,543     (48,540,906)   (4,153,287)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
   (22,117,359)      5,939,363      893,759   (1,389,780)    307,951     (42,025,032)      622,814
--------------  --------------  -----------  -----------  ----------  --------------  ------------

            --      (6,167,567)          --           --          --      (7,567,451)   (3,451,401)
            --     (19,207,341)          --           --          --     (19,346,256)     (944,177)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
            --     (25,374,908)          --           --          --     (26,913,707)   (4,395,578)
--------------  --------------  -----------  -----------  ----------  --------------  ------------

   266,112,173     835,416,111   10,010,251    3,604,117   5,000,000     352,347,476    14,202,118
            --      21,348,066           --           --          --       5,488,174     3,542,554
  (267,695,214)   (195,094,437)          --   (5,371,419)         --    (126,897,188)  (23,766,420)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
    (1,583,041)    661,669,740   10,010,251   (1,767,302)  5,000,000     230,938,462    (6,021,748)
--------------  --------------  -----------  -----------  ----------  --------------  ------------
   (23,700,400)    642,234,195   10,904,010   (3,157,082)  5,307,951     161,999,723    (9,794,512)

   327,615,472     655,567,829           --   12,895,611          --     881,379,751   114,601,004
--------------  --------------  -----------  -----------  ----------  --------------  ------------
$  303,915,072  $1,297,802,024  $10,904,010  $ 9,738,529  $5,307,951  $1,043,379,474  $104,806,492
==============  ==============  ===========  ===========  ==========  ==============  ============
          $900         $(1,222)      $9,959           --      $1,967              --      $211,531
==============  ==============  ===========  ===========  ==========  ==============  ============


                                                                             65


                      See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 2000



                                                                      Asia      International
                                                                     Growth        Equity
                                                                      Fund          Fund
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)................................... $   (122,397) $   (162,209)
  Net realized gain (loss).......................................    1,070,609       (93,633)
  Change in net unrealized appreciation (depreciation)...........   (8,092,402)   (5,478,140)
                                                                  ------------  ------------
  Increase (Decrease) in Net Assets From Operations..............   (7,144,190)   (5,733,982)
                                                                  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income..........................................           --            --
  Net realized gains.............................................           --            --
  Capital........................................................           --            --
                                                                  ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders......           --            --
                                                                  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 3):
  Net proceeds from sale of shares...............................   18,556,789    28,329,499
  Net asset value of shares issued for reinvestment of dividends.           --            --
  Cost of shares reacquired......................................  (21,000,763)  (10,146,368)
                                                                  ------------  ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.   (2,443,974)   18,183,131
                                                                  ------------  ------------
Increase (Decrease) in Net Assets................................   (9,588,164)   12,449,149
NET ASSETS:
  Beginning of year..............................................   23,336,175    10,103,979
                                                                  ------------  ------------
  End of year*................................................... $ 13,748,011  $ 22,553,128
                                                                  ============  ============
* Includes undistributed net investment income of:...............           --            --
                                                                  ============  ============
* Includes accumulated net investment loss of:...................     $(43,874)        $(222)
                                                                  ============  ============


66


                      See Notes to Financial Statements.


      Small Cap                    Large Cap     Investors
       Growth         Capital       Growth         Value        Balanced
        Fund           Fund          Fund          Fund           Fund
    -----------------------------------------------------------------------
    $  (2,035,963) $   2,103,996  $  (135,391) $   8,150,139  $  4,629,218
      109,643,609     86,313,167   (1,048,960)   116,174,197     2,570,505
      (64,170,407)   (15,687,061)  (1,186,988)    (7,981,961)    1,663,079
    -------------  -------------  -----------  -------------  ------------
       43,437,239     72,730,102   (2,371,339)   116,342,375     8,862,802
    -------------  -------------  -----------  -------------  ------------
               --     (2,096,696)          --     (9,499,689)   (4,366,296)
     (103,361,646)   (83,497,479)     (33,009)  (119,584,004)   (4,295,190)
               --             --         (245)            --            --
    -------------  -------------  -----------  -------------  ------------
     (103,361,646)   (85,594,175)     (33,254)  (129,083,693)   (8,661,486)
    -------------  -------------  -----------  -------------  ------------
      320,700,191    360,066,175    6,181,305    142,028,989     6,183,363
       95,661,882     75,010,520       25,615    100,724,846     7,218,802
     (335,014,905)  (116,275,224)  (2,371,140)  (143,340,158)  (54,534,658)
    -------------  -------------  -----------  -------------  ------------
       81,347,168    318,801,471    3,835,780     99,413,677   (41,132,493)
    -------------  -------------  -----------  -------------  ------------
       21,422,761    305,937,398    1,431,187     86,672,359   (40,931,177)
      306,192,711    349,630,431   11,464,424    794,707,392   155,532,181
    -------------  -------------  -----------  -------------  ------------
    $ 327,615,472  $ 655,567,829  $12,895,611  $ 881,379,751  $114,601,004
    =============  =============  ===========  =============  ============
              $48         $2,880           --       $120,991      $150,178
    =============  =============  ===========  =============  ============
               --             --           --             --            --
    =============  =============  ===========  =============  ============

                      See Notes to Financial Statements.

Notes to Financial Statements


1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund") and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers International Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers All Cap Value Fund ("All Cap Value Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund"), Salomon Brothers Large Cap Core Equity Fund ("Large Cap Core Equity Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consist of these portfolios and six other separate investment portfolios:
Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on
August 23, 1976.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Additionally, during the year, the Board of Directors approved the issuance of Class Y shares for the Capital Fund, Investors Value Fund and Small Cap Growth Fund. Each Fund has a specific investment objective:

Fund:                         Objective
Asia Growth Fund............. To seek long-term capital appreciation.
International Equity Fund.... To seek long-term capital growth.
Small Cap Growth Fund........ To obtain long-term growth of capital.
Capital Fund................. To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
All Cap Value Fund........... To seek long-term growth of capital. Secondarily, to seek current income.
Large Cap Growth Fund........ To seek long-term growth of capital.
Large Cap Core Equity Fund... To seek reasonable growth and income.
Investors Value Fund......... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund................ To obtain above average income (compared to a portfolio entirely invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

Costs incurred in connection with certain Fund's organization, which were payable to Salomon Brothers Asset Management Inc. ("SBAM"), have been deferred and are being amortized by such Funds over a 60 month period from the date the Fund commenced investment operations. As of December 31, 2001, deferred costs have been fully amortized for the Asia Growth Fund.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(continued)



  (a) Investment Valuation. Portfolio securities, including options and futures contracts, listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Schedule of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

  Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

  Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

  (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2001 was approximately $6,270,192, for the Balanced Fund.

Notes to Financial Statements
(continued)



  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any reverse repurchase agreements during the year ended December 31, 2001.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

  (i) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

  In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

  (j) Federal Income Taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

Notes to Financial Statements
(continued)



  (k) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund and Large Cap Growth Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund and Capital Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (m) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discount or amortization of premium, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund and Small Cap Growth Fund, 0.55% for the Balanced Fund, 0.75% for the All Cap Value Fund and Large Cap Growth Fund, and 0.65% for the Large Cap Core Equity Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; excess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citibank, N.A., ("Citibank") as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(continued)



The Investors Value Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:


Average Daily Net Assets                                         Annual Fee Rate
--------------------------------------------------------------------------------
First $350 million..............................................      0.650%
Next $150 million...............................................      0.550%
Next $250 million...............................................      0.525%
Next $250 million...............................................      0.500%
Over $1 billion.................................................      0.450%

At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of 0.01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year periods ended March 31, June 30, September 30, and December 31, 2001, the Investors Value Fund exceeded the S&P 500 Index's performance by approximately 27.05%, 18.54%, 13.56%, and 6.61%, respectively. As a result, base management fees were increased, in aggregate, by $828,307 for the year ended December 31, 2001.

The Capital Fund pays SBAM a fee of:


Average Daily Net Assets                                         Annual Fee Rate
--------------------------------------------------------------------------------
First $100 million..............................................      1.000%
Next $100 million...............................................      0.750%
Next $200 million...............................................      0.625%
Over $400 million...............................................      0.500%

For the year ended December 31, 2001 SBAM waived management fees of $100,099, $26,706, $57,573, $7,071 and $98,004, for the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Balanced Fund, respectively, and voluntarily absorbed expenses of $148,367, $31,944, $17,357, $19,537 and $129,931 for the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Balanced Fund, respectively.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. Each Fund (except the Capital Fund and Investors Value Fund) also pay an administration fee which is payable monthly and is calculated at an annual rate of 0.05% of each Fund's average daily net assets. The Capital Fund, Investors Value Fund pay this fee to the manager, who in turn pays SBFM.

Effective June 1, 2001, Solomon Smith Barney Inc. ("SSB"), replaced CFBDS, Inc. as the Fund's distributor. Each Fund has an agreement with SSB to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O and Y) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the applicable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O and Y shares are not subject to a service and distribution plan fee.

Notes to Financial Statements
(continued)



For the year ended December 31, 2001, total service and distribution plan fees were as follows:


                                                            Class A   Class B    Class 2
------------------------------------------------------------------------------------------
Asia Growth Fund........................................... $  9,962 $   50,555 $   26,696
International Equity Fund..................................   28,982     37,451     33,927
Small Cap Growth Fund......................................  416,527  1,067,010    170,694
Capital Fund...............................................  514,170  2,819,131  2,390,888
All Cap Value Fund.........................................       --         15         --
Large Cap Growth Fund......................................    4,228     47,930     25,921
Large Cap Core Equity Fund.................................       --         --         --
Investors Value Fund.......................................  305,611    819,729    457,119
Balanced Fund..............................................   59,708    683,059    154,941

For the year ended December 31, 2001, sales charges received by SSB and contingent deferred sales charges (CDSCs) paid to SSB were approximately:

                                               Sales Charges              CDSCs
                                           --------------------- ------------------------

                                            Class A    Class 2   Class A Class B  Class 2
-----------------------------------------------------------------------------------------
Asia Growth Fund.......................... $   58,004 $    5,339  $557   $ 21,936 $   873
International Equity Fund.................     27,476     21,777   272     17,360   1,196
Small Cap Growth Fund.....................    187,859     71,356     2     73,673   3,131
Capital Fund..............................  2,836,477  2,222,536    14    561,443  85,881
All Cap Value Fund........................         --         --    --         --      --
Large Cap Growth Fund.....................      5,479      8,368    --     19,490     940
Large Cap Core Equity Fund................         --         --    --         --      --
Investors Value Fund......................    325,888    367,070   950    182,607  10,839
Balanced Fund.............................     35,812     23,004    --    196,511     733

For the year ended December 31, 2001, brokerage commissions of $6,724, $125, $188, $116 and $11,215 were paid by the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund, Large Cap Core Equity Fund and Investors Value Fund, respectively, to SSB.

3. Capital Stock

At December 31 , 2001, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share.

At December 31 2001, total paid-in capital amounted to the following for each class:


                                Class A      Class B      Class 2      Class O      Class Y
---------------------------------------------------------------------------------------------
Asia Growth Fund............. $  4,456,292 $  6,862,298 $  3,174,976 $    622,289 $        --
International Equity Fund....    9,444,834    4,888,264    4,354,539      299,255          --
Small Cap Growth Fund........  173,401,964   82,946,922   31,911,825      872,372          --
Capital Fund.................  287,662,988  374,482,363  396,446,023  156,888,693  46,695,247
All Cap Value Fund...........           --       10,236           --   10,000,000          --
Large Cap Growth Fund........    2,629,427    5,630,138    3,866,065      353,986          --
Large Cap Core Equity Fund...           --           --           --    5,000,000          --
Investors Value Fund.........  170,048,953   94,348,486   76,107,209  509,231,021  60,248,099
Balanced Fund................   22,261,610   61,584,399   17,222,269      457,231          --

Notes to Financial Statements
(continued)


Transactions in Fund shares for the periods indicated were as follows:

                                         Class A Shares                                        Class B Shares
                     ------------------------------------------------------  --------------------------------------------------
                             Year Ended                  Year Ended                 Year Ended                Year Ended
                          December 31, 2001           December 31, 2000          December 31, 2001         December 31, 2000
                     --------------------------  --------------------------  ------------------------  ------------------------
                       Shares        Amount        Shares        Amount        Shares       Amount       Shares       Amount
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Asia Growth Fund
 Shares sold........   8,677,789  $  61,511,141    1,225,976  $  13,553,082     584,854  $  4,202,104     114,105  $  1,424,261
 Shares issued as
   reinvestment.....       4,949         36,024           --             --       4,681        33,142          --            --
 Shares reacquired..  (8,786,371)   (63,261,224)  (1,326,838)   (14,856,591)   (693,455)   (5,083,982)   (258,015)   (2,953,964)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
 Net increase
   (decrease).......    (103,633) $  (1,714,059)    (100,862) $  (1,303,509)   (103,920) $   (848,736)   (143,910) $ (1,529,703)
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============
International
 Equity Fund
 Shares sold........  11,384,782  $  87,285,278    1,518,781  $  17,067,765      31,672  $    264,061     304,079  $  3,587,351
 Shares issued as
   reinvestment.....          --             --           --             --          --            --          --            --
 Shares reacquired.. (12,049,944)   (92,439,093)    (422,199)    (4,511,669)   (112,724)     (914,773)   (121,020)   (1,303,562)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
 Net increase
   (decrease).......    (665,162) $  (5,153,815)   1,096,582  $  12,556,096     (81,052) $   (650,712)    183,059  $  2,283,789
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============
Small Cap Growth
 Fund
 Shares sold........  19,194,300  $ 244,389,760   17,406,464  $ 302,321,866     525,582  $  6,482,717     763,001  $ 13,760,163
 Shares issued as
   reinvestment.....          --             --    3,277,744     51,039,869          --            --   2,602,620    39,593,578
 Shares reacquired.. (16,814,791)  (217,856,092) (17,862,663)  (312,118,925) (3,991,139)  (45,461,942) (1,140,434)  (19,419,109)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
 Net increase
   (decrease).......   2,379,509  $  26,533,668    2,821,545  $  41,242,810  (3,465,557) $(38,979,225)  2,225,187  $ 33,934,632
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============
Capital Fund+
 Shares sold........   9,529,569  $ 243,172,893    4,389,984  $ 119,304,943   8,249,426  $204,438,011   4,583,119  $120,789,283
 Shares issued as
   reinvestment.....     177,317      4,456,596      372,622      9,639,763     190,506     4,718,786     741,485    18,792,188
 Shares reacquired..  (2,942,047)   (72,956,273)  (1,626,712)   (44,919,261) (1,433,014)  (34,650,874)   (656,862)  (17,366,622)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
 Net increase
   (decrease).......   6,764,839  $ 174,673,216    3,135,894  $  84,025,445   7,006,918  $174,505,923   4,667,742  $122,214,849
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============
All Cap Value Fund++
 Shares sold........          --             --           --             --         796  $     10,251          --            --
 Shares issued as
   reinvestment.....          --             --           --             --          --            --          --            --
 Shares reacquired..          --             --           --             --          --            --          --            --
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
 Net increase.......          --             --           --             --         796  $     10,251          --            --
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============
Large Cap Growth
 Fund
 Shares sold........     142,687  $   1,141,892      159,874  $   1,703,281      96,385  $    724,992     249,543  $  2,595,141
 Shares issued as
   reinvestment.....          --             --          438          4,608          --            --       1,497        15,706
 Shares reacquired..    (105,407)      (917,807)    (110,891)    (1,139,337)   (309,541)   (2,603,390)    (88,131)     (901,984)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
 Net increase
   (decrease).......      37,280  $     224,085       49,421  $     568,552    (213,156) $ (1,878,398)    162,909  $  1,708,863
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============
Large Cap Core
 Equity Fund*
 Shares sold........          --             --           --             --          --            --          --            --
 Shares issued as
   reinvestment.....          --             --           --             --          --            --          --            --
 Shares reacquired..          --             --           --             --          --            --          --            --
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
 Net increase.......          --             --           --             --          --            --          --            --
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============
Investors Value
 Fund**
 Shares sold........   7,900,957  $ 154,107,593    4,728,211  $ 101,416,187   1,163,412  $ 22,382,640     581,183  $ 11,909,066
 Shares issued as
   reinvestment.....      40,735        766,924      375,325      7,657,832       1,298        25,206     479,855     9,642,502
 Shares reacquired..  (3,020,884)   (57,372,132)  (3,140,275)   (67,516,989)   (722,135)  (13,614,679) (1,031,553)  (21,141,263)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
 Net increase.......   4,920,808  $  97,502,385    1,963,261  $  41,557,030     442,575  $  8,793,167      29,485  $    410,305
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============
Balanced Fund
 Shares sold........     561,063  $   7,024,299      121,968  $   1,565,823     243,928  $  3,065,310     209,288  $  2,684,605
 Shares issued as
   reinvestment.....      72,061        911,489      132,704      1,706,871     166,019     2,090,546     348,615     4,465,746
 Shares reacquired..    (459,285)    (5,818,467)  (1,125,091)   (14,471,749) (1,157,904)  (14,571,971) (2,470,078)  (31,561,123)
                     -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
 Net increase
   (decrease).......     173,839  $   2,117,321     (870,419) $ (11,199,055)   (747,957) $ (9,416,115) (1,912,175) $(24,410,772)
                     ===========  =============  ===========  =============  ==========  ============  ==========  ============

--------
 + Inception date for Class Y shares is January 31, 2001.
 ++Inception dates for Class B and O shares, are November 8, 2001 and
   October 15, 2001, respectively.
 * Inception date for Class O shares is October 15, 2001.
** Inception date for Class Y shares is July, 16, 2001.

                  Class 2 Shares                                     Class O Shares                         Class Y Shares
-------------------------------------------------  --------------------------------------------------  ------------------------
       Year Ended                Year Ended               Year Ended                Year Ended               Period Ended
    December 31, 2001        December 31, 2000         December 31, 2001         December 31, 2000         December 31, 2001
------------------------  -----------------------  ------------------------  ------------------------  ------------------------
  Shares       Amount      Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   320,669  $  2,266,859    151,767  $  1,620,562     452,734  $  4,015,110     215,922  $  1,958,884          --            --
     2,852        20,222         --            --       1,663        12,258          --            --          --            --
  (386,590)   (2,801,257)  (115,498)   (1,142,979)   (462,621)   (4,140,682)   (222,430)   (2,047,229)         --            --
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   (63,069) $   (514,176)    36,269  $    477,583      (8,224) $   (113,314)     (6,508) $    (88,345)         --            --
==========  ============  =========  ============  ==========  ============  ==========  ============  ==========  ============
   556,520  $  4,867,819    679,652  $  7,615,672          --  $         --       5,019  $     58,711          --            --
        --            --         --            --          --            --          --            --          --            --
  (668,945)   (5,792,402)  (413,869)   (4,320,868)   (101,988)     (747,450)       (858)      (10,269)         --            --
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
  (112,425) $   (924,583)   265,783  $  3,294,804    (101,988) $   (747,450)      4,161  $     48,442          --            --
==========  ============  =========  ============  ==========  ============  ==========  ============  ==========  ============
 1,137,416  $ 13,333,633    227,827  $  3,983,287     138,534  $  1,906,063      33,347  $    634,875          --            --
        --            --    320,843     4,880,624          --            --       9,854       147,811          --            --
  (201,558)   (2,502,490)  (200,715)   (3,424,258)   (137,476)   (1,874,690)     (3,755)      (52,613)         --            --
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   935,858  $ 10,831,143    347,955  $  5,439,653       1,058  $     31,373      39,446  $    730,073          --            --
==========  ============  =========  ============  ==========  ============  ==========  ============  ==========  ============
11,753,619  $286,924,667  3,814,660  $100,867,297     668,290  $ 17,092,705     721,559  $ 19,104,652   3,194,118  $ 83,787,835
   158,043     3,908,544    411,146    10,381,524     276,844     7,029,268   1,375,831    36,197,045      48,740     1,234,872
  (914,703)  (22,025,752)  (311,713)   (8,358,445) (1,054,543)  (27,143,703) (1,671,152)  (45,630,896) (1,492,709)  (38,317,835)
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
10,996,959  $268,807,459  3,914,093  $102,890,376    (109,409) $ (3,021,730)    426,238  $  9,670,801   1,750,149  $ 46,704,872
==========  ============  =========  ============  ==========  ============  ==========  ============  ==========  ============
        --            --         --            --     800,000  $ 10,000,000          --            --          --            --
        --            --         --            --          --            --          --            --          --            --
        --            --         --            --          --            --          --            --          --            --
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
        --            --         --            --     800,000  $ 10,000,000          --            --          --            --
==========  ============  =========  ============  ==========  ============  ==========  ============  ==========  ============
   221,594  $  1,735,532    173,253  $  1,856,955         229  $      1,701       2,511  $     25,928          --            --
        --            --        499         5,240          --            --           5            61          --            --
   (59,900)     (490,815)   (30,353)     (319,619)   (170,764)   (1,359,406)       (932)      (10,200)         --            --
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   161,694  $  1,244,717    143,399  $  1,542,576    (170,535) $ (1,357,705)      1,584  $     15,789          --            --
==========  ============  =========  ============  ==========  ============  ==========  ============  ==========  ============
        --            --         --            --     400,000  $  5,000,000          --            --          --            --
        --            --         --            --          --            --          --            --          --            --
        --            --         --            --          --            --          --            --          --            --
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
        --            --         --            --     400,000  $  5,000,000          --            --          --            --
==========  ============  =========  ============  ==========  ============  ==========  ============  ==========  ============
 2,923,070  $ 55,158,697    477,982  $  9,945,835   2,991,270  $ 60,226,412   1,841,113  $ 18,757,901   3,233,069  $ 60,472,134
       532        10,364    135,699     2,727,780     247,622     4,685,680   2,987,563    80,696,732          --            --
  (308,715)   (5,783,996)  (217,022)   (4,454,591) (2,559,118)  (49,902,346) (2,374,247)  (50,227,315)    (11,658)     (224,035)
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
 2,614,887  $ 49,385,065    396,659  $  8,219,024     679,774  $ 15,009,746   2,454,429  $ 49,227,318   3,221,411  $ 60,248,099
==========  ============  =========  ============  ==========  ============  ==========  ============  ==========  ============
   327,999  $  4,101,259    149,001  $  1,903,703         852  $     11,250       2,251  $     29,232          --            --
    38,501       485,221     73,060       938,170       4,335        55,298       8,344       108,015          --            --
  (235,675)   (2,992,772)  (655,817)   (8,405,248)    (29,422)     (383,210)     (7,541)      (96,538)         --            --
----------  ------------  ---------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   130,825  $  1,593,708   (433,756) $ (5,563,375)    (24,235) $   (316,662)      3,054  $     40,709          --            --
==========  ============  =========  ============  ==========  ============  ==========  ============  ==========  ============

Notes to Financial Statements
(continued)

At December 31, 2001, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

All Cap Value Fund.................................................  99.0%
Large Cap Core Equity Fund......................................... 100.0%

4. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                          Purchases       Sales
                                        -------------- ------------
            Asia Growth Fund........... $   24,839,497 $ 28,041,907
                                        ============== ============
            International Equity Fund.. $    2,660,074 $  9,297,338
                                        ============== ============
            Small Cap Growth Fund...... $  252,771,380 $273,811,801
                                        ============== ============
            Capital Fund............... $1,147,871,327 $631,617,903
                                        ============== ============
            All Cap Value Fund......... $    8,765,751 $    264,522
                                        ============== ============
            Large Cap Growth Fund...... $    5,488,674 $  7,232,669
                                        ============== ============
            Large Cap Core Equity Fund. $    5,351,137 $    430,485
                                        ============== ============
            Investors Value Fund....... $  576,528,482 $379,674,438
                                        ============== ============
            Balanced Fund:
             U.S. government securities $    3,554,359 $  3,828,691
             Other investments.........     51,321,538   63,356,488
                                        -------------- ------------
                                        $   54,875,897 $ 67,185,179
                                        ============== ============

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 Net
                                    Gross        Gross        Unrealized
                                  Unrealized   Unrealized    Appreciation
                                 Appreciation Depreciation  (Depreciation)
                                 ------------ ------------  --------------
      Asia Growth Fund.......... $  1,791,144 $    (89,003)  $  1,702,141
      International Equity Fund.    1,135,892   (2,901,708)    (1,765,816)
      Small Cap Growth Fund.....   42,636,082  (25,519,844)    17,116,238
      Capital Fund..............  150,551,297  (93,311,525)    57,239,772
      All Cap Value Fund........      979,591      (93,557)       886,034
      Large Cap Growth Fund.....      696,186     (953,011)      (256,825)
      Large Cap Core Equity Fund      423,542     (120,999)       302,543
      Investors Value Fund......  184,535,762  (48,578,660)   135,957,102
      Balanced Fund.............   10,655,688   (7,765,595)     2,890,093

Notes to Financial Statements
(continued)



The following written covered put option transactions for the Capital Fund occurred during the year ended December 31, 2001:

                                                    Number of    Premiums
                                                    Contracts Received (Paid)
                                                    --------- ---------------
Options written, outstanding at December 31, 2000..     --      $         0
Options written....................................    230        1,945,202
Options terminated in closing purchase transactions   (180)      (1,546,716)
Options expired....................................    (50)        (398,486)
                                                      ----      -----------
Options written, outstanding at December 31, 2001..     --      $         0
                                                      ====      ===========

The following written covered call option transactions for the Capital Fund occurred during the year ended December 31, 2001:

                                                    Number of    Premiums
                                                    Contracts Received (Paid)
                                                    --------- ---------------
Options written, outstanding at December 31, 2000..    283       $ 29,219
Options terminated in closing purchase transactions   (283)       (29,219)
                                                      ----       --------
Options written, outstanding at December 31, 2001..     --       $      0
                                                      ====       ========

The following written covered call option transactions for the Investors Value Fund occurred during the year ended
December 31, 2001:

                                                    Number of    Premiums
                                                    Contracts Received (Paid)
                                                    --------- ---------------
Options written, outstanding at December 31, 2000..   1,248     $   130,525
Options written....................................   8,791       1,733,137
Options terminated in closing purchase transactions  (4,789)     (1,022,011)
Options exercised..................................  (1,790)       (174,214)
Options expired....................................  (3,460)       (667,437)
                                                     ------     -----------
Options written, outstanding at December 31, 2001..      --     $         0
                                                     ======     ===========

At December 31, 2001, the Small Cap Growth Fund had the following open futures contracts:

    Purchased        # of                                        Unrealized
    Contracts      Contracts Expiration Basis Value Market Value    Gain
    ---------      --------- ---------- ----------- ------------ ----------
Russell 2000 Index    60        3/02    $14,635,746 $14,679,000   $43,254
                                                                  =======

Notes to Financial Statements
(continued)


5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(continued)



6. Tax Information

At December 31, 2001, the Asia Growth Fund, International Equity Fund, Capital Fund and the Large Cap Growth Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $5,931,000, $4,939,000, $3,192,000 and $2,125,000 available to offset future capital gains through December 31, 2006, 2008 and 2009, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.


Portfolio                         Total       2006      2008      2009
-------------------------------------------------------------------------
Asia Growth.................... $5,931,000 $2,422,000 $     -- $3,509,000
International Equity...........  4,939,000         --  162,000  4,777,000
Capital........................  3,192,000         --       --  3,192,000
Large Cap Growth...............  2,125,000         --  722,000  1,403,000

The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At December 31, 2001, reclassifications were made to the capital accounts of the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, All Cap Value Fund, Large Cap Growth Fund, Large Cap Core Equity Fund, Investors Value Fund, and Balanced Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $68,499 was reclassified to paid-in capital for the International Equity Fund. The Capital Fund reclassified $282,116 of overdistributed net investment income to paid-in capital. The Large Cap Growth Fund reclassified a portion of accumulated net investment loss amounting to $93,955 to paid-in capital. The All Cap Value Fund reclassified $15 from undistributed net investment loss to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes.

7. Other Information

For the Capital, Investors Value and Balanced Funds in the current year, the tax component of dividends to shareholders was $18,311,446, $7,567,451 and $4,202,177, of ordinary income, respectively, (including realized short-term capital gains which are, for Federal income tax purposes, taxable as ordinary income) and $7,063,462, $19,346,256 and $193,401 of long-term capital gain distributions, respectively.

Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                                                           Class A Shares
                                                                                            ------------------------------------
                                                                                             2001     2000     1999      1998
                                                                                            ------   ------   ------    ------
Net Asset Value, Beginning of Year.........................................................  $8.48   $12.67    $6.50     $7.48
                                                                                            ------   ------   ------    ------
Income (Loss) From Operations:
  Net investment income (loss).............................................................   0.09*   (0.01)*  (0.00)*#   0.10
  Net realized and unrealized gain (loss)..................................................  (1.10)   (4.18)    6.17     (1.08)
                                                                                            ------   ------   ------    ------
Total Income (Loss) From Operations........................................................  (1.01)   (4.19)    6.17     (0.98)
                                                                                            ------   ------   ------    ------
Less Distributions From:
  Net investment income....................................................................  (0.12)      --       --        --
  Net realized gains.......................................................................     --       --       --        --
                                                                                            ------   ------   ------    ------
Total Distributions........................................................................  (0.12)      --       --        --
                                                                                            ------   ------   ------    ------
Net Asset Value, End of Year...............................................................  $7.35    $8.48   $12.67     $6.50
                                                                                            ======   ======   ======    ======
Total Return (1)...........................................................................  (11.9)%  (33.1)%   94.9%    (13.1)%
Net Assets, End of Year (000s)............................................................. $2,621   $3,902   $7,108    $4,385
Ratios to Average Net Assets:
  Total expenses, including interest expense...............................................   1.33%    1.31%      --        --
  Total expenses, excluding interest expense (operating expenses)..........................   1.27%    1.24%    1.24%     1.24%
  Net investment income (loss).............................................................   1.08%   (0.06)%  (0.01)%    1.48%
Portfolio Turnover Rate....................................................................    209%     170%     248%      436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.12)* $(0.17)* $(0.12)*  $(0.07)
  Expense ratio............................................................................   3.75%    2.72%    2.62%     3.79%


                                                                                             1997
                                                                                            ------
Net Asset Value, Beginning of Year......................................................... $10.32
                                                                                            ------
Income (Loss) From Operations:
  Net investment income (loss).............................................................   0.03
  Net realized and unrealized gain (loss)..................................................  (2.59)
                                                                                            ------
Total Income (Loss) From Operations........................................................  (2.56)
                                                                                            ------
Less Distributions From:
  Net investment income....................................................................  (0.03)
  Net realized gains.......................................................................  (0.25)
                                                                                            ------
Total Distributions........................................................................  (0.28)
                                                                                            ------
Net Asset Value, End of Year...............................................................  $7.48
                                                                                            ======
Total Return (1)...........................................................................  (25.6)%
Net Assets, End of Year (000s)............................................................. $6,491
Ratios to Average Net Assets:
  Total expenses, including interest expense...............................................     --
  Total expenses, excluding interest expense (operating expenses)..........................   1.24%
  Net investment income (loss).............................................................   0.27%
Portfolio Turnover Rate....................................................................    294%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.23)
  Expense ratio............................................................................   3.81%

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                                                           Class B Shares
                                                                                            ------------------------------------
                                                                                             2001     2000     1999      1998
                                                                                            ------   ------   -------   ------
Net Asset Value, Beginning of Year.........................................................  $8.24   $12.41     $6.42    $7.44

                                                                                            ------   ------   -------   ------
Income (Loss) From Operations:
  Net investment income (loss).............................................................   0.06*   (0.11)*   (0.06)*   0.05
  Net realized and unrealized gain (loss)..................................................  (1.08)   (4.06)     6.05    (1.07)
                                                                                            ------   ------   -------   ------
Total Income (Loss) From Operations........................................................  (1.02)   (4.17)     5.99    (1.02)
                                                                                            ------   ------   -------   ------
Less Distributions From:
  Net investment income....................................................................  (0.07)      --        --       --
  Net realized gains.......................................................................     --       --        --       --
                                                                                            ------   ------   -------   ------
Total Distributions........................................................................  (0.07)      --        --       --
                                                                                            ------   ------   -------   ------
Net Asset Value, End of Year...............................................................  $7.15    $8.24    $12.41    $6.42
                                                                                            ======   ======   =======   ======
Total Return (1)...........................................................................  (12.4)%  (33.6)%    93.3%   (13.7)%
Net Assets, End of Year (000s)............................................................. $4,367   $5,893   $10,658   $5,256
Ratios to Average Net Assets:
  Total expenses, including interest expense...............................................   2.04%    2.06%       --       --
  Total expenses, excluding interest expense (operating expenses)..........................   1.97%    1.99%     1.99%    1.99%
  Net investment income (loss).............................................................   0.74%   (0.95)%   (0.74)%   0.77%
Portfolio Turnover Rate....................................................................    209%     170%      248%     436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.08)* $(0.26)*  $(0.12)* $(0.11)
  Expense ratio............................................................................   3.73%    3.47%     3.39%    4.55%


                                                                                             1997
                                                                                            ------
Net Asset Value, Beginning of Year......................................................... $10.31

                                                                                            ------
Income (Loss) From Operations:
  Net investment income (loss).............................................................  (0.05)
  Net realized and unrealized gain (loss)..................................................  (2.57)
                                                                                            ------
Total Income (Loss) From Operations........................................................  (2.62)
                                                                                            ------
Less Distributions From:
  Net investment income....................................................................     --
  Net realized gains.......................................................................  (0.25)
                                                                                            ------
Total Distributions........................................................................  (0.25)
                                                                                            ------
Net Asset Value, End of Year...............................................................  $7.44
                                                                                            ======
Total Return (1)...........................................................................  (26.1)%
Net Assets, End of Year (000s)............................................................. $5,738
Ratios to Average Net Assets:
  Total expenses, including interest expense...............................................     --
  Total expenses, excluding interest expense (operating expenses)..........................   1.99%
  Net investment income (loss).............................................................  (0.48)%
Portfolio Turnover Rate....................................................................    294%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.30)
  Expense ratio............................................................................   4.56%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                                                           Class 2 Shares
                                                                                            -----------------------------------
                                                                                             2001     2000     1999    1998(1)
                                                                                            ------   ------   ------   -------
Net Asset Value, Beginning of Year.........................................................  $8.24   $12.41    $6.42    $7.44
                                                                                            ------   ------   ------   ------
Income (Loss) From Operations:
  Net investment income (loss).............................................................   0.06*   (0.10)*  (0.06)*   0.05
  Net realized and unrealized gain (loss)..................................................  (1.08)   (4.07)    6.05    (1.07)
                                                                                            ------   ------   ------   ------
Total Income (Loss) From Operations........................................................  (1.02)   (4.17)    5.99    (1.02)
                                                                                            ------   ------   ------   ------
Less Distributions From:
  Net investment income....................................................................  (0.07)      --       --       --
  Net realized gains.......................................................................     --       --       --       --
                                                                                            ------   ------   ------   ------
Total Distributions........................................................................  (0.07)      --       --       --
                                                                                            ------   ------   ------   ------
Net Asset Value, End of Year...............................................................  $7.15    $8.24   $12.41    $6.42
                                                                                            ======   ======   ======   ======
Total Return (2)...........................................................................  (12.4)%  (33.6)%   93.3%   (13.7)%
Net Assets, End of Year (000s)............................................................. $2,245   $3,107   $4,227   $2,291
Ratios to Average Net Assets:
  Total expenses, including interest expense...............................................   2.04%    2.08%      --       --
  Total expenses, excluding interest expense (operating expenses)..........................   1.97%    1.99%    1.99%    1.99%
  Net investment income (loss).............................................................   0.73%   (0.87)%  (0.76)%   0.80%
Portfolio Turnover Rate....................................................................    209%     170%     248%     436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.09)* $(0.25)* $(0.11)* $(0.11)
  Expense ratio............................................................................   3.82%    3.48%    3.37%    4.55%


                                                                                             1997
                                                                                            ------
Net Asset Value, Beginning of Year......................................................... $10.30
                                                                                            ------
Income (Loss) From Operations:
  Net investment income (loss).............................................................  (0.05)
  Net realized and unrealized gain (loss)..................................................  (2.56)
                                                                                            ------
Total Income (Loss) From Operations........................................................  (2.61)
                                                                                            ------
Less Distributions From:
  Net investment income....................................................................     --
  Net realized gains.......................................................................  (0.25)
                                                                                            ------
Total Distributions........................................................................  (0.25)
                                                                                            ------
Net Asset Value, End of Year...............................................................  $7.44
                                                                                            ======
Total Return (2)...........................................................................  (26.0)%
Net Assets, End of Year (000s)............................................................. $1,643
Ratios to Average Net Assets:
  Total expenses, including interest expense...............................................     --
  Total expenses, excluding interest expense (operating expenses)..........................   1.99%
  Net investment income (loss).............................................................  (0.47)%
Portfolio Turnover Rate....................................................................    294%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.30)
  Expense ratio............................................................................   4.56%

Asia Growth Fund
--------------------------------------------------------------------------------

                                                                                                          Class O Shares
                                                                                            ----------------------------------
                                                                                            2001     2000     1999     1998
                                                                                            -----   ------   ------   ------
Net Asset Value, Beginning of Year......................................................... $8.56   $12.76    $6.54    $7.50
                                                                                            -----   ------   ------   ------
Income (Loss) From Operations:
  Net investment income....................................................................  0.16*    0.02*    0.02*    0.12
  Net realized and unrealized gain (loss).................................................. (1.14)   (4.22)    6.20    (1.08)
                                                                                            -----   ------   ------   ------
Total Income (Loss) From Operations........................................................ (0.98)   (4.20)    6.22    (0.96)
                                                                                            -----   ------   ------   ------
Less Distributions From:
  Net investment income.................................................................... (0.14)      --       --       --
  Net realized gains.......................................................................    --       --       --       --
                                                                                            -----   ------   ------   ------
Total Distributions........................................................................ (0.14)      --       --       --
                                                                                            -----   ------   ------   ------
Net Asset Value, End of Year............................................................... $7.44    $8.56   $12.76    $6.54
                                                                                            =====   ======   ======   ======
Total Return (2)........................................................................... (11.4)%  (32.9)%   95.1%   (12.8)%
Net Assets, End of Year (000s).............................................................  $674     $846   $1,343   $1,354
Ratios to Average Net Assets:
  Total expenses, including interest expense...............................................  1.06%    1.06%      --       --
  Total expenses, excluding interest expense (operating expenses)..........................  0.99%    0.99%    0.97%    0.99%
  Net investment income....................................................................  1.90%    0.14%    0.23%    1.90%
Portfolio Turnover Rate....................................................................   209%     170%     248%     436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment income (loss) per share................................................... $0.04*  $(0.15)* $(0.11)* $(0.04)
  Expense ratio............................................................................  2.43%    2.48%    2.32%    3.55%


                                                                                             1997
                                                                                            ------
Net Asset Value, Beginning of Year......................................................... $10.32
                                                                                            ------
Income (Loss) From Operations:
  Net investment income....................................................................   0.05
  Net realized and unrealized gain (loss)..................................................  (2.59)
                                                                                            ------
Total Income (Loss) From Operations........................................................  (2.54)
                                                                                            ------
Less Distributions From:
  Net investment income....................................................................  (0.03)
  Net realized gains.......................................................................  (0.25)
                                                                                            ------
Total Distributions........................................................................  (0.28)
                                                                                            ------
Net Asset Value, End of Year...............................................................  $7.50
                                                                                            ======
Total Return (2)...........................................................................  (25.3)%
Net Assets, End of Year (000s).............................................................   $412
Ratios to Average Net Assets:
  Total expenses, including interest expense...............................................     --
  Total expenses, excluding interest expense (operating expenses)..........................   0.99%
  Net investment income....................................................................   0.51%
Portfolio Turnover Rate....................................................................    294%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment income (loss) per share................................................... $(0.20)
  Expense ratio............................................................................   3.56%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                                                Class A Shares
                                                                                         ----------------------------
                                                                                          2001     2000     1999(1)
                                                                                         ------   -------   -------
Net Asset Value, Beginning of Year......................................................  $9.60    $12.49   $10.00
                                                                                         ------   -------   ------
Income (Loss) From Operations:
  Net investment loss (2)...............................................................  (0.00)#   (0.04)   (0.03)
  Net realized and unrealized gain (loss)...............................................  (2.08)    (2.85)    2.52
                                                                                         ------   -------   ------
Total Income (Loss) From Operations.....................................................  (2.08)    (2.89)    2.49
                                                                                         ------   -------   ------
Less Distributions From:
  Net investment income.................................................................     --        --       --
                                                                                         ------   -------   ------
Total Distributions.....................................................................     --        --       --
                                                                                         ------   -------   ------
Net Asset Value, End of Year............................................................  $7.52     $9.60   $12.49
                                                                                         ======   =======   ======
Total Return (3)........................................................................  (21.7)%   (23.1)%   24.9%++
Net Assets, End of Year (000s).......................................................... $4,770   $12,472   $2,538
Ratios to Average Net Assets:
  Expenses..............................................................................   1.75%     1.75%    1.75%+
  Net investment loss...................................................................  (0.01)%   (0.41)%  (1.39)%+
Portfolio Turnover Rate.................................................................     16%        1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2)..................................................... $(0.02)   $(0.08)  $(0.08)
  Expense ratio.........................................................................   1.90%     2.10%    4.36%+

International Equity Fund
--------------------------------------------------------------------------------

                                                                                                Class B Shares
                                                                                         ---------------------------
                                                                                          2001     2000    1999(1)
                                                                                         ------   ------   -------
Net Asset Value, Beginning of Year......................................................  $9.51   $12.47   $10.00
                                                                                         ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)...............................................................  (0.07)   (0.13)   (0.04)
  Net realized and unrealized gain (loss)...............................................  (2.06)   (2.83)    2.51
                                                                                         ------   ------   ------
Total Income (Loss) From Operations.....................................................  (2.13)   (2.96)    2.47
                                                                                         ------   ------   ------
Less Distributions From:
  Net investment income.................................................................     --       --       --
                                                                                         ------   ------   ------
Total Distributions.....................................................................     --       --       --
                                                                                         ------   ------   ------
Net Asset Value, End of Year............................................................  $7.38    $9.51   $12.47
                                                                                         ======   ======   ======
Total Return (3)........................................................................  (22.4)%  (23.7)%   24.7%++
Net Assets, End of Year (000s).......................................................... $3,040   $4,685   $3,863
Ratios to Average Net Assets:
  Expenses..............................................................................   2.50%    2.50%    2.50%+
  Net investment loss...................................................................  (0.83)%  (1.19)%  (2.30)%+
Portfolio Turnover Rate.................................................................     16%       1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2)..................................................... $(0.12)  $(0.17)  $(0.09)
  Expense ratio.........................................................................   3.12%    2.85%    5.11%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund
--------------------------------------------------------------------------------

                                                                                               Class 2 Shares
                                                                                         ---------------------------
                                                                                          2001     2000    1999(1)
                                                                                         ---------------------------
Net Asset Value, Beginning of Year......................................................  $9.50   $12.46   $10.00
                                                                                         ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)...............................................................  (0.07)   (0.13)   (0.04)
  Net realized and unrealized gain (loss)...............................................  (2.05)   (2.83)    2.50
                                                                                         ------   ------   ------
Total Income (Loss) From Operations.....................................................  (2.12)   (2.96)    2.46
                                                                                         ------   ------   ------
Less Distributions From:
  Net investment income.................................................................     --       --       --
                                                                                         ------   ------   ------
Total Distributions.....................................................................     --       --       --
                                                                                         ------   ------   ------
Net Asset Value, End of Year............................................................  $7.38    $9.50   $12.46
                                                                                         ======   ======   ======
Total Return (3)........................................................................  (22.3)%  (23.8)%   24.6%++
Net Assets, End of Year (000s).......................................................... $2,576   $4,384   $2,441
Ratios to Average Net Assets:
  Expenses..............................................................................   2.50%    2.50%    2.50%+
  Net investment loss...................................................................  (0.78)%  (1.15)%  (2.13)%+
Portfolio Turnover Rate.................................................................     16%       1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2)..................................................... $(0.11)  $(0.17)  $(0.09)
  Expense ratio.........................................................................   2.98%    2.85%    5.09%+

International Equity Fund
--------------------------------------------------------------------------------

                                                                                                Class O Shares
                                                                                         --------------------------
                                                                                         2001     2000    1999(1)
                                                                                         --------------------------
Net Asset Value, Beginning of Year...................................................... $9.62   $12.49   $10.00
                                                                                         -----   ------   ------
Income (Loss) From Operations:
  Net investment income (loss) (2)......................................................  0.04    (0.02)   (0.02)
  Net realized and unrealized gain (loss)............................................... (2.27)   (2.85)    2.51
                                                                                         -----   ------   ------
Total Income (Loss) From Operations..................................................... (2.23)   (2.87)    2.49
                                                                                         -----   ------   ------
Less Distributions From:
  Net investment income.................................................................    --       --       --
                                                                                         -----   ------   ------
Total Distributions.....................................................................    --       --       --
                                                                                         -----   ------   ------
Net Asset Value, End of Year............................................................ $7.39   $ 9.62   $12.49
                                                                                         =====   ======   ======
Total Return (3)........................................................................ (23.2)%  (23.0)%   24.9%++
Net Assets, End of Year (000s)..........................................................   $24   $1,012   $1,262
Ratios to Average Net Assets:
  Expenses..............................................................................  1.50%    1.50%    1.50%+
  Net investment income (loss)..........................................................  0.41%   (0.22)%  (0.83)%+
Portfolio Turnover Rate.................................................................    16%       1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment income (loss) per share (2)............................................ $0.02   $(0.06)  $(0.07)
  Expense ratio.........................................................................  1.64%    1.85%    4.05%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                          Class A Shares
                                                                                            --------------------------------
                                                                                              2001       2000       1999
                                                                                            --------------------------------
Net Asset Value, Beginning of Year.........................................................   $14.23     $17.23     $11.59
                                                                                            --------   --------   --------
Income (Loss) From Operations:
  Net investment income (loss).............................................................     0.02*     (0.04)*    (0.07)*
  Net realized and unrealized gain (loss)..................................................    (0.96)      2.55       6.63
                                                                                            --------   --------   --------
Total Income (Loss) From Operations........................................................    (0.94)      2.51       6.56
                                                                                            --------   --------   --------
Less Distributions From:
  Net realized gains.......................................................................       --      (5.51)     (0.92)
                                                                                            --------   --------   --------
Total Distributions........................................................................       --      (5.51)     (0.92)
                                                                                            --------   --------   --------
Net Asset Value, End of Year...............................................................   $13.29     $14.23     $17.23
                                                                                            ========   ========   ========
Total Return (2)...........................................................................     (6.6)%     14.1%      57.5%
Net Assets, End of Year (000s)............................................................. $198,068   $178,307   $167,281
Ratios to Average Net Assets:
  Expenses.................................................................................     1.30%      1.39%      1.37%
  Net investment income (loss).............................................................     0.15%     (0.25)%    (0.52)%
Portfolio Turnover Rate....................................................................       97%       123%       142%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................      N/A        N/A     $(0.08)*
  Expense ratio............................................................................      N/A        N/A       1.40%


                                                                                            1998(1)

Net Asset Value, Beginning of Year......................................................... $10.00
                                                                                            ------
Income (Loss) From Operations:
  Net investment income (loss).............................................................  (0.02)
  Net realized and unrealized gain (loss)..................................................   1.61
                                                                                            ------
Total Income (Loss) From Operations........................................................   1.59
                                                                                            ------
Less Distributions From:
  Net realized gains.......................................................................     --
                                                                                            ------
Total Distributions........................................................................     --
                                                                                            ------
Net Asset Value, End of Year............................................................... $11.59
                                                                                            ======
Total Return (2)...........................................................................   15.9%++
Net Assets, End of Year (000s)............................................................. $3,205
Ratios to Average Net Assets:
  Expenses.................................................................................   1.50%+
  Net investment income (loss).............................................................  (0.51)%+
Portfolio Turnover Rate....................................................................     96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.06)
  Expense ratio............................................................................   2.30%+

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                         Class B Shares
                                                                                            -------------------------------
                                                                                             2001       2000       1999
                                                                                            -------------------------------
Net Asset Value, Beginning of Year.........................................................  $13.85     $17.01     $11.55
                                                                                            -------   --------   --------
Income (Loss) From Operations:
  Net investment loss......................................................................   (0.07)*    (0.17)*    (0.17)*
  Net realized and unrealized gain (loss)..................................................   (0.96)      2.52       6.55
                                                                                            -------   --------   --------
Total Income (Loss) From Operations........................................................   (1.03)      2.35       6.38
                                                                                            -------   --------   --------
Less Distributions From:
  Net realized gains.......................................................................      --      (5.51)     (0.92)
                                                                                            -------   --------   --------
Total Distributions........................................................................      --      (5.51)     (0.92)
                                                                                            -------   --------   --------
Net Asset Value, End of Year...............................................................  $12.82     $13.85     $17.01
                                                                                            =======   ========   ========
Total Return (2)...........................................................................    (7.4)%     13.2%      56.2%
Net Assets, End of Year (000s)............................................................. $77,964   $132,219   $124,560
Ratios to Average Net Assets:
  Expenses.................................................................................    2.14%      2.14%      2.12%
  Net investment loss......................................................................   (0.59)%    (1.00)%    (1.23)%
Portfolio Turnover Rate....................................................................      97%       123%       142%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................     N/A        N/A     $(0.17)*
  Expense ratio............................................................................     N/A        N/A       2.15%


                                                                                            1998(1)

Net Asset Value, Beginning of Year......................................................... $10.00
                                                                                            ------
Income (Loss) From Operations:
  Net investment loss......................................................................  (0.06)
  Net realized and unrealized gain (loss)..................................................   1.61
                                                                                            ------
Total Income (Loss) From Operations........................................................   1.55
                                                                                            ------
Less Distributions From:
  Net realized gains.......................................................................     --
                                                                                            ------
Total Distributions........................................................................     --
                                                                                            ------
Net Asset Value, End of Year............................................................... $11.55
                                                                                            ======
Total Return (2)...........................................................................   15.5%++
Net Assets, End of Year (000s)............................................................. $3,850
Ratios to Average Net Assets:
  Expenses.................................................................................   2.25%+
  Net investment loss......................................................................  (1.21)%+
Portfolio Turnover Rate....................................................................     96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.10)
  Expense ratio............................................................................   3.05%+

--------
(1)For the period from July 1, 1998 (inception date) to December 31, 1998.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                                Class 2 Shares
                                                  ------------------------------------------
                                                   2001       2000      1999     1998(1)(2)
                                                  ------------------------------------------
Net Asset Value, Beginning of Year...............  $13.88     $17.04    $11.56     $10.00
                                                  -------   --------   -------    -------
Income (Loss) From Operations:
 Net investment loss.............................   (0.08)*    (0.17)*   (0.17)*    (0.06)
 Net realized and unrealized gain (loss).........   (0.94)      2.52      6.57       1.62
                                                  -------   --------   -------    -------
Total Income (Loss) From Operations..............   (1.02)      2.35      6.40       1.56
                                                  -------   --------   -------    -------
Less Distributions From:
 Net realized gains..............................      --      (5.51)    (0.92)        --
                                                  -------   --------   -------    -------
Total Distributions..............................      --      (5.51)    (0.92)        --
                                                  -------   --------   -------    -------
Net Asset Value, End of Year.....................  $12.86     $13.88    $17.04     $11.56
                                                  =======   ========   =======    =======
Total Return (3).................................    (7.4)%     13.2%     56.3%      15.6%++
Net Assets, End of Year (000s)................... $27,288   $ 16,468   $14,285     $1,471
Ratios to Average Net Assets:
 Expenses........................................    2.07%      2.14%     2.14%      2.25%+
 Net investment loss.............................   (0.67)%    (1.00)%   (1.22)%    (1.35)%+
Portfolio Turnover Rate..........................      97%       123%      142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
oncustodian cash balances, net investment loss
per share and expense ratios would have been:
 Net investment loss per share...................     N/A        N/A    $(0.17)*  $ (0.10)
 Expense ratio...................................     N/A        N/A      2.18%      3.05%+

Small Cap Growth Fund
--------------------------------------------------------------------------------

                                                             Class O Shares
                                                  -------------------------------------
                                                   2001     2000      1999    1998(1)
                                                  -------------------------------------
Net Asset Value, Beginning of Year............... $14.34   $17.29    $11.60   $10.00
                                                  ------   ------    ------   ------
Income (Loss) From Operations:
 Net investment income (loss)....................   0.05*   (0.00)*#  (0.06)*  (0.01)
 Net realized and unrealized gain (loss).........  (0.97)    2.56      6.67     1.61
                                                  ------   ------    ------   ------
Total Income (Loss) From Operations..............  (0.92)    2.56      6.61     1.60
                                                  ------   ------    ------   ------
Less Distributions From:
 Net realized gains..............................     --    (5.51)    (0.92)      --
                                                  ------   ------    ------   ------
Total Distributions..............................     --    (5.51)    (0.92)      --
                                                  ------   ------    ------   ------
Net Asset Value, End of Year..................... $13.42   $14.34    $17.29   $11.60
                                                  ======   ======    ======   ======
Total Return (3).................................   (6.4)%   14.4%     57.9%    16.0%++
Net Assets, End of Year (000s)...................   $595     $621       $67      $67
Ratios to Average Net Assets:
 Expenses........................................   1.10%    1.17%     1.24%    1.25%+
 Net investment income (loss)....................   0.37%   (0.01)%   (0.49)%  (0.18)%+
Portfolio Turnover Rate..........................     97%     123%      142%      96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodiancash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share...................    N/A      N/A    $(0.06)* $(0.05)
 Expense ratio...................................    N/A      N/A      1.27%    2.05%+

--------
(1)For the period from July 1, 1998 (inception date) to December 31, 1998.
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
--------------------------------------------------------------------------------

                                                    Class A Shares
                                    --------------------------------------------
                                      2001      2000     1999     1998     1997
                                    --------------------------------------------
Net Asset Value, Beginning of Year.   $25.44    $25.29   $22.92   $21.15  $19.88
                                    --------  --------  -------  -------  ------
Income (Loss) From Operations:
  Net investment income (loss).....     0.24*     0.17*    0.15*    0.14   (0.00)#
  Net realized and unrealized gain.     0.16      4.53     4.99     4.64    5.10
                                    --------  --------  -------  -------  ------
Total Income From Operations.......     0.40      4.70     5.14     4.78    5.10
                                    --------  --------  -------  -------  ------
Less Distributions From:
  Net investment income............    (0.20)    (0.13)   (0.18)   (0.18)     --
  Net realized gains...............    (0.55)    (4.42)   (2.59)   (2.83)  (3.83)
                                    --------  --------  -------  -------  ------
Total Distributions................    (0.75)    (4.55)   (2.77)   (3.01)  (3.83)
                                    --------  --------  -------  -------  ------
Net Asset Value, End of Year.......   $25.09    $25.44   $25.29   $22.92  $21.15
                                    ========  ========  =======  =======  ======
Total Return (1)...................      1.6%     18.9%    23.1%    23.7%   26.4%
Net Assets, End of Year (000s)..... $277,998  $109,786  $29,814  $11,425  $5,589
Ratios to Average Net Assets:
  Expenses.........................     1.07%     1.16%    1.27%    1.34%   1.46%
  Net investment income (loss).....     0.94%     0.66%    0.61%    0.81%  (0.10)%
Portfolio Turnover Rate............       72%       97%     126%     141%    159%

Capital Fund
--------------------------------------------------------------------------------

                                                     Class B Shares
                                    ----------------------------------------------
                                      2001      2000      1999      1998     1997
                                    ----------------------------------------------
Net Asset Value, Beginning of Year.   $24.86    $24.86    $22.63    $21.01  $19.90
                                    --------  --------   -------   -------  ------
Income (Loss) From Operations:
  Net investment income (loss).....     0.04*    (0.04)*   (0.04)*    0.09   (0.07)
  Net realized and unrealized gain.     0.16      4.46      4.92      4.45    5.01
                                    --------  --------   -------   -------  ------
Total Income From Operations.......     0.20      4.42      4.88      4.54    4.94
                                    --------  --------   -------   -------  ------
Less Distributions From:
  Net investment income............    (0.06)       --     (0.06)    (0.09)     --
  Net realized gains...............    (0.55)    (4.42)    (2.59)    (2.83)  (3.83)
                                    --------  --------   -------   -------  ------
Total Distributions................    (0.61)    (4.42)    (2.65)    (2.92)  (3.83)
                                    --------  --------   -------   -------  ------
Net Asset Value, End of Year.......   $24.45    $24.86    $24.86    $22.63  $21.01
                                    ========  ========   =======   =======  ======
Total Return (1)...................      0.8%     18.1%     22.2%     22.6%   25.6%
Net Assets, End of Year (000s)..... $363,817  $195,736   $79,678   $22,294  $3,820
Ratios to Average Net Assets:
  Expenses.........................     1.86%     1.91%     2.02%     2.09%   2.20%
  Net investment income (loss).....     0.15%    (0.14)%   (0.16)%    0.17%  (0.94)%
Portfolio Turnover Rate............       72%       97%      126%      141%    159%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund
--------------------------------------------------------------------------------

                                                            Class 2 Shares
                                           ----------------------------------------------
                                             2001      2000      1999     1998(1)   1997
                                           ----------------------------------------------
Net Asset Value, Beginning of Year........   $24.90    $24.90    $22.69    $21.02  $19.91
                                           --------  --------   -------    ------  ------
Income (Loss) From Operations:
 Net investment (loss)....................     0.04*    (0.03)*   (0.04)*    0.07   (0.06)
 Net realized and unrealized gain.........     0.17      4.45      4.91      4.47    5.00
                                           --------  --------   -------    ------  ------
Total Income From Operations..............     0.21      4.42      4.87      4.54    4.94
                                           --------  --------   -------    ------  ------
Less Distributions From:
 Net investment income....................    (0.06)       --     (0.07)    (0.04)  (3.83)
 Net realized gains.......................    (0.55)    (4.42)    (2.59)    (2.83)     --
                                           --------  --------   -------    ------  ------
Total Distributions.......................    (0.61)    (4.42)    (2.66)    (2.87)  (3.83)
                                           --------  --------   -------    ------  ------
Net Asset Value, End of Year..............   $24.50    $24.90    $24.90    $22.69  $21.02
                                           ========  ========   =======    ======  ======
Total Return (2)..........................      0.8%     18.0%     22.2%     22.6%   25.6%
Net Assets, End of Year (000s)............ $389,731  $122,307   $24,830    $6,369  $2,385
Ratios to Average Net Assets:
 Expenses.................................     1.84%     1.91%     2.02%     2.09%   2.21%
 Net investment (loss)....................     0.16%    (0.12)%   (0.18)%    0.09%  (0.91)%
Portfolio Turnover Rate...................       72%       97%      126%      141%    159%

Capital Fund
--------------------------------------------------------------------------------

                                                            Class O Shares                   Class Y Shares
                                           ------------------------------------------------  --------------
                                               2001      2000      1999      1998      1997      2001(3)
                                           ------------------------------------------------  --------------
Net Asset Value, Beginning of Year........   $25.61    $25.43    $22.99    $21.23    $19.88      $27.48
                                           --------  --------  --------  --------  --------     -------
Income (Loss) From Operations:
  Net investment income...................     0.34*     0.23*     0.22*     0.21      0.05        0.30*
  Net realized and unrealized gain (loss).     0.16      4.57      5.00      4.62      5.13       (1.67)
                                           --------  --------  --------  --------  --------     -------
Total Income (Loss) From Operations.......     0.50      4.80      5.22      4.83      5.18       (1.37)
                                           --------  --------  --------  --------  --------     -------
Less Distributions From:
  Net investment income...................    (0.29)    (0.20)    (0.19)    (0.24)       --       (0.26)
  Net realized gains......................    (0.55)    (4.42)    (2.59)    (2.83)    (3.83)      (0.55)
                                           --------  --------  --------  --------  --------     -------
Total Distributions.......................    (0.84)    (4.62)    (2.78)    (3.07)    (3.83)      (0.81)
                                           --------  --------  --------  --------  --------     -------
Net Asset Value, End of Year..............   $25.27    $25.61    $25.43    $22.99    $21.23      $25.30
                                           ========  ========  ========  ========  ========     =======
Total Return (2)..........................      2.0%     19.2%     23.4%     23.8%     26.8%       (5.0)%++
Net Assets, End of Year (000s)............ $221,979  $227,739  $215,308  $194,973  $175,470     $44,277
Ratios to Average Net Assets:
  Expenses................................     0.67%     0.90%     1.01%     1.08%     1.22%       0.66%+
  Net investment income...................     1.32%     0.84%     0.91%     0.96%     0.26%       1.33%+
Portfolio Turnover Rate...................       72%       97%      126%      141%      159%         72%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3)For the period from January 31, 2001 (inception date) to December 31, 2001.
 * Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

All Cap Value Fund
--------------------------------------------------------------------------------

                                                                 Class B Shares
                                                                 --------------
                                                                    2001(1)
                                                                 --------------
Net Asset Value, Beginning of Period............................     $12.88
                                                                     ------
Income (Loss) From Operations:
 Net investment loss (2)........................................      (0.01)
 Net realized and unrealized gain...............................       0.73
                                                                     ------
Total Income From Operations....................................       0.72
                                                                     ------
Less Distributions From:
 Net investment income..........................................         --
                                                                     ------
Total Distributions.............................................         --
                                                                     ------
Net Asset Value, End of Period..................................     $13.60
                                                                     ======
Total Return (3)................................................        5.6%++
Net Assets, End of Period (000s)................................        $11
Ratios to Average Net Assets:
 Expenses.......................................................       2.25%+
 Net investment loss............................................      (0.55)%+
Portfolio Turnover Rate.........................................       3.51%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investmentloss per share and expense ratios would have been:
 Net investment loss per share (2)..............................     $(0.03)
 Expense ratio..................................................       3.36%+

All Cap Value Fund
--------------------------------------------------------------------------------

                                                                 Class O Shares
                                                                 --------------
                                                                    2001(4)
                                                                 --------------
Net Asset Value, Beginning of Period............................     $12.50
                                                                    -------
Income From Operations:
 Net investment income (2)......................................       0.01
 Net realized and unrealized gain...............................       1.11
                                                                    -------
Total Income From Operations....................................       1.12
                                                                    -------
Less Distributions From:
 Net investment income..........................................         --
                                                                    -------
Total Distributions.............................................         --
                                                                    -------
Net Asset Value, End of Period..................................     $13.62
                                                                    =======
Total Return (3)................................................        9.0%++
Net Assets, End of Period (000s)................................    $10,893
Ratios to Average Net Assets:
 Expenses.......................................................       1.25%+
 Net investment income..........................................       0.45%+
Portfolio Turnover Rate.........................................       3.51%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investmentloss per share and expense ratios would have been:
 Net investment loss per share (2)..............................     $(0.02)
 Expense ratio..................................................       2.36%+

--------
(1)For the period from November 8, 2001 (inception date) to December 31, 2001.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the period from October 15, 2001 (inception date) to December 31, 2001. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                               Class A Shares
                                                                                         ---------------------------
                                                                                          2001     2000    1999(1)
                                                                                         ---------------------------
Net Asset Value, Beginning of Year......................................................  $9.37   $11.18   $10.00
                                                                                         ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)...............................................................  (0.03)   (0.06)   (0.01)
  Net realized and unrealized gain (loss)...............................................  (1.12)   (1.73)    1.19
                                                                                         ------   ------   ------
Total Income (Loss) From Operations.....................................................  (1.15)   (1.79)    1.18
                                                                                         ------   ------   ------
Less Distributions From:
  Net realized gains....................................................................     --    (0.02)      --
  Capital...............................................................................     --    (0.00)#     --
                                                                                         ------   ------   ------
Total Distributions.....................................................................     --    (0.02)      --
                                                                                         ------   ------   ------
Net Asset Value, End of Year............................................................  $8.22    $9.37   $11.18
                                                                                         ======   ======   ======
Total Return (3)........................................................................  (12.3)%  (16.0)%   11.8%++
Net Assets, End of Year (000s).......................................................... $2,236   $2,199   $2,070
Ratios to Average Net Assets:
  Expenses..............................................................................   1.45%    1.45%    1.44%+
  Net investment loss...................................................................  (0.39)%  (0.51)%  (0.37)%+
Portfolio Turnover Rate.................................................................     54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2)..................................................... $(0.09)  $(0.10)  $(0.07)
  Expense ratio.........................................................................   2.22%    1.88%    4.02%+

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                               Class B Shares
                                                                                         ---------------------------
                                                                                          2001     2000    1999(1)
                                                                                         ------   ------   -------
Net Asset Value, Beginning of Year......................................................  $9.29   $11.17   $10.00
                                                                                         ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)...............................................................  (0.10)   (0.14)   (0.02)
  Net realized and unrealized gain (loss)...............................................  (1.10)   (1.72)    1.19
                                                                                         ------   ------   ------
Total Income (Loss) From Operations.....................................................  (1.20)   (1.86)    1.17
                                                                                         ------   ------   ------
Less Distributions From:
  Net realized gains....................................................................     --    (0.02)      --
  Capital...............................................................................     --    (0.00)#     --
                                                                                         ------   ------   ------
Total Distributions.....................................................................     --    (0.02)      --
                                                                                         ------   ------   ------
Net Asset Value, End of Year............................................................  $8.09    $9.29   $11.17
                                                                                         ======   ======   ======
Total Return (3)........................................................................  (12.9)%  (16.6)%   11.7%++
Net Assets, End of Year (000s).......................................................... $4,117   $6,709   $6,243
Ratios to Average Net Assets:
  Expenses..............................................................................   2.19%    2.20%    2.21%+
  Net investment loss...................................................................  (1.15)%  (1.26)%  (1.17)%+
Portfolio Turnover Rate.................................................................     54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2)..................................................... $(0.16)  $(0.18)  $(0.08)
  Expense ratio.........................................................................   2.92%    2.63%    4.73%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                    Class 2 Shares
                                                                                              ---------------------------
                                                                                               2001     2000    1999(1)
                                                                                              ------   ------------------
Net Asset Value, Beginning of Year...........................................................  $9.30   $11.16   $10.00
                                                                                              ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)....................................................................  (0.09)   (0.14)   (0.02)
  Net realized and unrealized gain (loss)....................................................  (1.11)   (1.70)    1.18
                                                                                              ------   ------   ------
Total Income (Loss) From Operations..........................................................  (1.20)   (1.84)    1.16
                                                                                              ------   ------   ------
Less Distributions From:
  Net realized gains.........................................................................     --    (0.02)      --
  Capital....................................................................................     --    (0.00)#     --
                                                                                              ------   ------   ------
Total Distributions..........................................................................     --    (0.02)      --
                                                                                              ------   ------   ------
Net Asset Value, End of Year.................................................................  $8.10    $9.30   $11.16
                                                                                              ======   ======   ======
Total Return (3).............................................................................  (12.9)%  (16.5)%   11.6%++
Net Assets, End of Year (000s)............................................................... $3,366   $2,362   $1,234
Ratios to Average Net Assets:
  Expenses...................................................................................   2.19%    2.20%    2.19%+
  Net investment loss........................................................................  (1.14)%  (1.27)%  (1.14)%+
Portfolio Turnover Rate......................................................................     54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2).......................................................... $(0.16)  $(0.18)  $(0.08)
  Expense ratio..............................................................................   2.95%    2.63%    4.71%+

Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                                                                    Class O Shares
                                                                                              ---------------------------
                                                                                               2001     2000    1999(4)
                                                                                              ------   ------------------
Net Asset Value, Beginning of Year...........................................................  $9.40   $11.18   $10.00
                                                                                              ------   ------   ------
Income (Loss) From Operations:
  Net investment loss (2)....................................................................  (0.02)   (0.03)   (0.00)#
  Net realized and unrealized gain (loss)....................................................  (1.21)   (1.73)    1.18
                                                                                              ------   ------   ------
Total Income (Loss) From Operations..........................................................  (1.23)   (1.76)    1.18
                                                                                              ------   ------   ------
Less Distributions From:
  Net realized gains.........................................................................     --    (0.02)      --
  Capital....................................................................................     --    (0.00)#     --
                                                                                              ------   ------   ------
Total Distributions..........................................................................     --    (0.02)      --
                                                                                              ------   ------   ------
Net Asset Value, End of Year.................................................................  $8.17    $9.40   $11.18
                                                                                              ======   ======   ======
Total Return (3).............................................................................  (13.1)%  (15.7)%   11.8%++
Net Assets, End of Year (000s)...............................................................    $20   $1,626   $1,917
Ratios to Average Net Assets:
  Expenses...................................................................................   1.19%    1.20%    1.21%+
  Net investment loss........................................................................  (0.18)%  (0.25)%  (0.11)%+
Portfolio Turnover Rate......................................................................     54%      79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2).......................................................... $(0.07)  $(0.07)  $(0.07)
  Expense ratio..............................................................................   1.76%    1.62%    3.88%+

--------
(1)For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4)For the period from October 26, 1999 (inception date) to December 31, 1999. # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Core Equity Fund
--------------------------------------------------------------------------------

                                                                                         Class O Shares
                                                                                         --------------
                                                                                            2001(1)
                                                                                         --------------
Net Asset Value, Beginning of Period....................................................     $12.50
                                                                                            -------
Income From Operations:
  Net investment income (2).............................................................       0.01
  Net realized and unrealized gain......................................................       0.76
                                                                                            -------
Total Income From Operations............................................................       0.77
                                                                                            -------
Less Distributions From:
  Net investment income.................................................................         --
                                                                                            -------
Total Distributions.....................................................................         --
                                                                                            -------
Net Asset Value, End of Period..........................................................     $13.27
                                                                                            =======
Total Return (3)........................................................................        6.2%++
Net Assets, End of Period (000s)........................................................     $5,308
Ratios to Average Net Assets:
  Expenses..............................................................................       1.25%+
  Net investment income.................................................................       0.20%+
Portfolio Turnover Rate.................................................................          8%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (2).....................................................    $ (0.06)
  Expense ratio.........................................................................       3.70%+

--------
(1)For the period from October 15, 2001 (inception date) to December 31, 2001.
(2)Per share amounts have been calculated using the average shares method.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                           Class A Shares
                                           ----------------------------------------------
                                             2001      2000     1999     1998     1997
                                           --------   -------  -------  -------  -------
Net Asset Value, Beginning of Year........   $20.41    $20.70   $22.04   $21.11   $18.89
                                           --------   -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income...................     0.14*     0.18*    0.21*    0.19     0.16
  Net realized and unrealized gain (loss).    (1.02)     2.80     2.29     2.91     4.64
                                           --------   -------  -------  -------  -------
Total Income (Loss) From Operations.......    (0.88)     2.98     2.50     3.10     4.80
                                           --------   -------  -------  -------  -------
Less Distributions From:
  Net investment income...................    (0.14)    (0.19)   (0.13)   (0.17)   (0.21)
  Net realized gains......................    (0.42)    (3.08)   (3.71)   (2.00)   (2.37)
                                           --------   -------  -------  -------  -------
Total Distributions.......................    (0.56)    (3.27)   (3.84)   (2.17)   (2.58)
                                           --------   -------  -------  -------  -------
Net Asset Value, End of Year..............   $18.97    $20.41   $20.70   $22.04   $21.11
                                           ========   =======  =======  =======  =======
Total Return (1)..........................     (4.4)%    14.9%    11.5%    15.2%    26.2%
Net Assets, End of Year (000s)............ $160,688   $72,445  $32,817  $50,953  $57,105
Ratios to Average Net Assets:
  Expenses................................     1.03%     1.00%    0.87%    0.88%    0.95%
  Net investment income...................     0.70%     0.85%    0.90%    0.87%    0.86%
Portfolio Turnover Rate...................       43%       75%      66%      74%      62%

Investors Value Fund
--------------------------------------------------------------------------------

                                                          Class B Shares
                                           --------------------------------------------
                                            2001      2000     1999     1998     1997
                                           -------   -------  -------  -------  -------
Net Asset Value, Beginning of Year........  $20.09    $20.43   $21.87   $21.00   $18.86
                                           -------   -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income (loss)............   (0.03)*    0.02*    0.04*    0.05     0.04
  Net realized and unrealized gain (loss).   (1.00)     2.77     2.26     2.85     4.58
                                           -------   -------  -------  -------  -------
Total Income (Loss) From Operations.......   (1.03)     2.79     2.30     2.90     4.62
                                           -------   -------  -------  -------  -------
Less Distributions From:
  Net investment income...................   (0.01)    (0.05)   (0.03)   (0.03)   (0.11)
  Net realized gains......................   (0.42)    (3.08)   (3.71)   (2.00)   (2.37)
                                           -------   -------  -------  -------  -------
Total Distributions.......................   (0.43)    (3.13)   (3.74)   (2.03)   (2.48)
                                           -------   -------  -------  -------  -------
Net Asset Value, End of Year..............  $18.63    $20.09   $20.43   $21.87   $21.00
                                           =======   =======  =======  =======  =======
Total Return (1)..........................    (5.3)%    14.2%    10.6%    14.3%    25.3%
Net Assets, End of Year (000s)............ $83,335   $80,960  $81,759  $75,189  $49,786
Ratios to Average Net Assets:
  Expenses................................    1.90%     1.73%    1.61%    1.63%    1.70%
  Net investment income (loss)............   (0.17)%    0.12%    0.16%    0.18%    0.12%
Portfolio Turnover Rate...................      43%       75%      66%      74%      62%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund
--------------------------------------------------------------------------------

                                                          Class 2 Shares
                                           --------------------------------------------
                                              2001      2000     1999  1998(1)     1997
                                           -------   -------  -------  -------  -------
Net Asset Value, Beginning of Year........  $20.13    $20.46   $21.88   $21.01   $18.86
                                           -------   -------  -------  -------  -------
Income (Loss) From Operations:
 Net investment income (loss).............   (0.03)*    0.02*    0.03*    0.05     0.04
 Net realized and unrealized gain (loss)..   (0.98)     2.78     2.30     2.84     4.59
                                           -------   -------  -------  -------  -------
Total Income (Loss) From Operations.......   (1.01)     2.80     2.33     2.89     4.63
                                           -------   -------  -------  -------  -------
Less Distributions From:
 Net investment income....................   (0.01)    (0.05)   (0.04)   (0.02)   (0.11)
 Net realized gains.......................   (0.42)    (3.08)   (3.71)   (2.00)   (2.37)
                                           -------   -------  -------  -------  -------
Total Distributions.......................   (0.43)    (3.13)   (3.75)   (2.02)   (2.48)
                                           -------   -------  -------  -------  -------
Net Asset Value, End of Year..............  $18.69    $20.13   $20.46   $21.88   $21.01
                                           =======   =======  =======  =======  =======
Total Return (2)..........................    (5.2)%    14.2%    10.7%    14.3%    25.2%
Net Assets, End of Year (000s)............ $72,607   $25,580  $17,883  $17,680  $11,701
Ratios to Average Net Assets:
 Expenses.................................    1.86%     1.74%    1.61%    1.63%    1.70%
 Net investment income (loss).............   (0.14)%    0.11%    0.15%    0.18%    0.13%
Portfolio Turnover Rate...................      43%       75%      66%      74%      62%

Investors Value Fund
--------------------------------------------------------------------------------

                                                             Class O Shares                   Class Y Shares
                                           -------------------------------------------------  --------------
                                               2001       2000      1999      1998      1997     2001(3)
                                           --------   --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Year........   $20.38     $20.69    $22.05    $21.13    $18.90      $19.41
                                           --------   --------  --------  --------  --------     -------
Income (Loss) From Operations:
  Net investment income...................     0.19*      0.24*     0.26*     0.25      0.24        0.08
  Net realized and unrealized gain (loss).    (1.02)      2.80      2.31      2.90      4.60       (0.46)
                                           --------   --------  --------  --------  --------     -------
Total Income (Loss) From Operations.......    (0.83)      3.04      2.57      3.15      4.84       (0.38)
                                           --------   --------  --------  --------  --------     -------
Less Distributions From:
  Net investment income...................    (0.19)     (0.27)    (0.22)    (0.23)    (0.24)      (0.09)
  Net realized gains......................    (0.42)     (3.08)    (3.71)    (2.00)    (2.37)         --
                                           --------   --------  --------  --------  --------     -------
Total Distributions.......................    (0.61)     (3.35)    (3.93)    (2.23)    (2.61)      (0.09)
                                           --------   --------  --------  --------  --------     -------
Net Asset Value, End of Year..............   $18.94     $20.38    $20.69    $22.05    $21.13      $18.94
                                           ========   ========  ========  ========  ========     =======
Total Return (2)..........................     (4.2)%     15.2%     11.7%     15.4%     26.5%       (1.9)%++
Net Assets, End of Year (000s)............ $665,747   $702,394  $662,248  $650,916  $608,401     $61,002
Ratios to Average Net Assets:
  Expenses................................     0.74%      0.73%     0.63%     0.63%     0.69%       0.73%+
  Net investment income...................     0.98%      1.12%     1.16%     1.15%     1.15%       0.98%+
Portfolio Turnover Rate...................      43 %        75%       66%       74%       62%         43%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3)For the period from July 16, 2001 (inception date) to December 31, 2001.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                                                     Class A Shares
                                                                                      -----------------------------------
                                                                                       2001     2000     1999     1998
                                                                                      -------  -------  -------  -------
Net Asset Value, Beginning of Year...................................................  $12.84   $12.81   $13.11   $13.13
                                                                                      -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.48*    0.54*    0.50*    0.56
  Net realized and unrealized gain (loss)............................................   (0.36)    0.44    (0.08)    0.26
                                                                                      -------  -------  -------  -------
Total Income From Operations.........................................................    0.12     0.98     0.42     0.82
                                                                                      -------  -------  -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.46)   (0.50)   (0.50)   (0.55)
  Net realized gains.................................................................   (0.11)   (0.45)   (0.22)   (0.29)
                                                                                      -------  -------  -------  -------
Total Distributions..................................................................   (0.57)   (0.95)   (0.72)   (0.84)
                                                                                      -------  -------  -------  -------
Net Asset Value, End of Year.........................................................  $12.39   $12.84   $12.81   $13.11
                                                                                      =======  =======  =======  =======
Total Return (1).....................................................................     1.0%     7.9%     3.2%     6.4%
Net Assets, End of Year (000s)....................................................... $25,607  $24,290  $35,386  $51,443
Ratios to Average Net Assets:
  Expenses...........................................................................    0.95%    0.95%    0.95%    0.85%
  Net investment income..............................................................    3.79%    4.19%    3.79%    4.17%
Portfolio Turnover Rate..............................................................      55%      28%      34%      63%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.44*   $0.51*   $0.47*   $0.51
  Expense ratio......................................................................    1.25%    1.18%    1.17%    1.17%


                                                                                       1997
                                                                                      -------
Net Asset Value, Beginning of Year...................................................  $11.82
                                                                                      -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.55
  Net realized and unrealized gain (loss)............................................    1.65
                                                                                      -------
Total Income From Operations.........................................................    2.20
                                                                                      -------
Less Distributions From:
  Net investment income..............................................................   (0.53)
  Net realized gains.................................................................   (0.36)
                                                                                      -------
Total Distributions..................................................................   (0.89)
                                                                                      -------
Net Asset Value, End of Year.........................................................  $13.13
                                                                                      =======
Total Return (1).....................................................................    19.1%
Net Assets, End of Year (000s)....................................................... $53,024
Ratios to Average Net Assets:
  Expenses...........................................................................    0.77%
  Net investment income..............................................................    4.29%
Portfolio Turnover Rate..............................................................      70%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.49
  Expense ratio......................................................................    1.24%

Balanced Fund
--------------------------------------------------------------------------------

                                                                                                     Class B Shares
                                                                                      ------------------------------------
                                                                                       2001     2000     1999      1998
                                                                                      -------  -------  -------  --------
Net Asset Value, Beginning of Year...................................................  $12.77   $12.76   $13.08    $13.12
                                                                                      -------  -------  -------  --------
Income (Loss) From Operations:
  Net investment income..............................................................    0.39*    0.44*    0.40*     0.45
  Net realized and unrealized gain (loss)............................................   (0.35)    0.44    (0.08)     0.26
                                                                                      -------  -------  -------  --------
Total Income From Operations.........................................................    0.04     0.88     0.32      0.71
                                                                                      -------  -------  -------  --------
Less Distributions From:
  Net investment income..............................................................   (0.38)   (0.42)   (0.42)    (0.46)
  Net realized gains.................................................................   (0.11)   (0.45)   (0.22)    (0.29)
                                                                                      -------  -------  -------  --------
Total Distributions..................................................................   (0.49)   (0.87)   (0.64)    (0.75)
                                                                                      -------  -------  -------  --------
Net Asset Value, End of Year.........................................................  $12.32   $12.77   $12.76    $13.08
                                                                                      =======  =======  =======  ========
Total Return (1).....................................................................     0.3%     7.1%     2.4%      5.5%
Net Assets, End of Year (000s)....................................................... $61,485  $73,311  $97,656  $120,816
Ratios to Average Net Assets:
  Expenses...........................................................................    1.69%    1.70%    1.70%     1.60%
  Net investment income..............................................................    3.05%    3.43%    3.03%     3.41%
Portfolio Turnover Rate..............................................................      55%      28%      34%       63%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.36*   $0.41*   $0.37*    $0.41
  Expense ratio......................................................................    1.88%    1.93%    1.92%     1.92%


                                                                                       1997
                                                                                      -------
Net Asset Value, Beginning of Year...................................................  $11.82
                                                                                      -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.45
  Net realized and unrealized gain (loss)............................................    1.65
                                                                                      -------
Total Income From Operations.........................................................    2.10
                                                                                      -------
Less Distributions From:
  Net investment income..............................................................   (0.44)
  Net realized gains.................................................................   (0.36)
                                                                                      -------
Total Distributions..................................................................   (0.80)
                                                                                      -------
Net Asset Value, End of Year.........................................................  $13.12
                                                                                      =======
Total Return (1).....................................................................    18.2%
Net Assets, End of Year (000s)....................................................... $87,549
Ratios to Average Net Assets:
  Expenses...........................................................................    1.52%
  Net investment income..............................................................    3.54%
Portfolio Turnover Rate..............................................................      70%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.39
  Expense ratio......................................................................    1.99%

--------
(1)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund
--------------------------------------------------------------------------------

                                                                                                     Class 2 Shares
                                                                                      -----------------------------------
                                                                                       2001     2000     1999    1998(1)
                                                                                      -------  -------  -------  -------
Net Asset Value, Beginning of Year...................................................  $12.81   $12.79   $13.11   $13.15
                                                                                      -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.38*    0.44*    0.41*    0.45
  Net realized and unrealized gain (loss)............................................   (0.35)    0.45    (0.09)    0.26
                                                                                      -------  -------  -------  -------
Total Income From Operations.........................................................    0.03     0.89     0.32     0.71
                                                                                      -------  -------  -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.38)   (0.42)   (0.42)   (0.46)
  Net realized gains.................................................................   (0.11)   (0.45)   (0.22)   (0.29)
                                                                                      -------  -------  -------  -------
Total Distributions..................................................................   (0.49)   (0.87)   (0.64)   (0.75)
                                                                                      -------  -------  -------  -------
Net Asset Value, End of Year.........................................................  $12.35   $12.81   $12.79   $13.11
                                                                                      =======  =======  =======  =======
Total Return (2).....................................................................     0.2%     7.2%     2.4%     5.5%
Net Assets, End of Year (000s)....................................................... $16,564  $15,496  $21,030  $29,458
Ratios to Average Net Assets:
  Expenses...........................................................................    1.69%    1.70%    1.70%    1.60%
  Net investment income..............................................................    3.03%    3.45%    3.04%    3.41%
Portfolio Turnover Rate..............................................................      55%      28%      34%      63%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.37*   $0.41*   $0.38*   $0.41
  Expense ratio......................................................................    1.84%    1.94%    1.92%    1.92%


                                                                                       1997
                                                                                      -------
Net Asset Value, Beginning of Year...................................................  $11.85
                                                                                      -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.45
  Net realized and unrealized gain (loss)............................................    1.65
                                                                                      -------
Total Income From Operations.........................................................    2.10
                                                                                      -------
Less Distributions From:
  Net investment income..............................................................   (0.44)
  Net realized gains.................................................................   (0.36)
                                                                                      -------
Total Distributions..................................................................   (0.80)
                                                                                      -------
Net Asset Value, End of Year.........................................................  $13.15
                                                                                      =======
Total Return (2).....................................................................    18.1%
Net Assets, End of Year (000s)....................................................... $21,085
Ratios to Average Net Assets:
  Expenses...........................................................................    1.52%
  Net investment income..............................................................    3.52%
Portfolio Turnover Rate..............................................................      70%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share....................................................   $0.39
  Expense ratio......................................................................    1.99%

Balanced Fund
--------------------------------------------------------------------------------

                                                                                                         Class O Shares
                                                                                             -------------------------------
                                                                                              2001    2000    1999    1998
                                                                                             ------  ------  ------  ------
Net Asset Value, Beginning of Year.......................................................... $12.91  $12.88  $13.18  $13.20
                                                                                             ------  ------  ------  ------
Income (Loss) From Operations:
  Net investment income.....................................................................   0.52*   0.58*   0.54*   0.59
  Net realized and unrealized gain (loss)...................................................  (0.36)   0.43   (0.09)   0.26
                                                                                             ------  ------  ------  ------
Total Income From Operations................................................................   0.16    1.01    0.45    0.85
                                                                                             ------  ------  ------  ------
Less Distributions From:
  Net investment income.....................................................................  (0.49)  (0.53)  (0.53)  (0.58)
  Net realized gains........................................................................  (0.11)  (0.45)  (0.22)  (0.29)
                                                                                             ------  ------  ------  ------
Total Distributions.........................................................................  (0.60)  (0.98)  (0.75)  (0.87)
                                                                                             ------  ------  ------  ------
Net Asset Value, End of Year................................................................ $12.47  $12.91  $12.88  $13.18
                                                                                             ======  ======  ======  ======
Total Return (2)............................................................................    1.3%    8.1%    3.4%    6.6%
Net Assets, End of Year (000s).............................................................. $1,150  $1,504  $1,460  $1,523
Ratios to Average Net Assets:
  Expenses..................................................................................   0.70%   0.70%   0.70%   0.60%
  Net investment income.....................................................................   4.03%   4.45%   4.00%   4.41%
Portfolio Turnover Rate.....................................................................     55%     28%     34%     63%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share...........................................................  $0.50*  $0.55*  $0.51*  $0.55
  Expense ratio.............................................................................   0.79%   0.93%   0.92%   0.92%


                                                                                              1997
                                                                                             ------
Net Asset Value, Beginning of Year.......................................................... $11.88
                                                                                             ------
Income (Loss) From Operations:
  Net investment income.....................................................................   0.59
  Net realized and unrealized gain (loss)...................................................   1.65
                                                                                             ------
Total Income From Operations................................................................   2.24
                                                                                             ------
Less Distributions From:
  Net investment income.....................................................................  (0.56)
  Net realized gains........................................................................  (0.36)
                                                                                             ------
Total Distributions.........................................................................  (0.92)
                                                                                             ------
Net Asset Value, End of Year................................................................ $13.20
                                                                                             ======
Total Return (2)............................................................................   19.3%
Net Assets, End of Year (000s).............................................................. $1,227
Ratios to Average Net Assets:
  Expenses..................................................................................   0.52%
  Net investment income.....................................................................   4.60%
Portfolio Turnover Rate.....................................................................     70%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share...........................................................  $0.53
  Expense ratio.............................................................................   1.00%

--------
(1)On September 14, 1998, Class C shares were renamed Class 2 shares.
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

          Report of Independent Accountants


To the Board of Directors and Shareholders of Salomon Brothers Asia Growth Fund
Salomon Brothers International Equity Fund
Salomon Brothers Small Cap Growth Fund
Salomon Brothers Capital Fund Inc
Salomon Brothers All Cap Value Fund
Salomon Brothers Large Cap Growth Fund
Salomon Brothers Large Cap Core Equity Fund
Salomon Brothers Investors Value Fund Inc
Salomon Brothers Balanced Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers All Cap Value Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Large Cap Core Equity Fund, Salomon Brothers Balanced Fund (seven of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Value Fund Inc and Salomon Brothers Capital Fund Inc (hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 19, 2002

Additional Information
(unaudited)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling the fund's transfer agent at 1-800-446-1013.

                                                                                         Number of
                                                    Term of                             Investment
                                                    Office*                              Companies
                                                      and                                 in Fund
                                                    Length                                Complex
                              Position(s) Held with of Time  Principal Occupation (s)    Overseen   Other Directorships
Name, Address, and Age                Fund          Served     During Past 5 Years      by Director  Held by Director
----------------------        --------------------- ------- --------------------------- ----------- --------------------
NON-INTERESTED DIRECTORS:
Andrew L. Breech.............    Director            Since  President, Dealer Operating     4               N/A
2120 Wilshire Blvd.                                  1991   Control Service, Inc.
Santa Monica, CA 90403
Age 49

Carol L. Colman..............    Director            Since  Consultant, Coleman             7               N/A
Colman Consulting Co., Inc.                          1992   Consulting
278 Hawley Road
North Salem, NY 10560
Age 56

William R. Dill..............    Director            Since  Retired                         4               N/A
25 Birch Lane                                        1985
Cumberland Foreside, ME 04110
Age 71

Clifford M. Kirtland, Jr.....    Director            Since  Retired                         4               N/A
9 Parkway Square                                     1987
4200 Northside Parkway
Atlanta, GA 30327

Louis P. Mattis..............    Director            Since  Principal, Mattis & Co. LLP     3       Director of Epgenix
446 Oak Ridge Rd.                                    1986
Snowmass Village, CO 81615
Age 60

Thomas F. Schlafly...........    Director            Since  Of Counsel to Blackwell         3               N/A
720 Olive Street                                     1986   Sanders Peper Martin LLP;
St. Louis, MO 63101                                         President, The Saint Louis
Age 53                                                      Brewery, Inc.

INTERESTED DIRECTORS:
Heath B. McLendon............    Director/           Since  Managing Director of            74      SBFM; TIA; The
Salomon Smith Barney Inc.        Chairman            1998   Salomon Smith Barney Inc.               Travelers Investment
125 Broad Street, 9th Floor      Also serves as             ("SSB"); President and                  Management Company;
New York, NY 10004               President                  Director of Smith Barney                Trustee--Drew
Age 68                                                      Fund Management LLC                     University; Advisory
                                                            ("SBFM") and Travelers                  Director--M&T Bank
                                                            Investment Adviser, Inc
                                                            ("TIA")

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

Additional Information
(unaudited) (continued)

                                                                                                Number of
                                                        Term of                                Investment
                                                        Office*                                 Companies
                                                          and                                    in Fund
                                                        Length                                   Complex
                                  Position(s) Held with of Time    Principal Occupation (s)     Overseen   Other Directorships
Name, Address, and Age                    Fund          Served       During Past 5 Years       by Director  Held by Director
----------------------            --------------------- ------- ------------------------------ ----------- -------------------
OFFICERS:
Lewis E. Daidone.................    Senior Vice         Since  Managing Director of SSB;          N/A             N/A
Salomon Smith Barney Inc.            President and       1998   Chief Financial Officer of the
125 Broad Street, 11th Floor         Treasurer                  Smith Barney Mutual Funds;
New York, NY 10004                                              Director and Senior Vice
Age 44                                                          President of SBFM and TIA

Charles Bardes...................    Executive Vice      Since  Vice President of SBAM             N/A             N/A
Salomon Brothers Asset Management    President           1998
Inc ("SBAM")
388 Greenwich Street
New York, NY 10013
Age 42

James E. Craige..................    Executive Vice      Since  Managing Director of SBAM          N/A             N/A
SBAM                                 President           1995
388 Greenwich Street
New York, NY 10013
Age 35

Thomas A. Croak..................    Executive Vice      Since  Vice President of SBAM             N/A             N/A
SBAM                                 President           1998
388 Greenwich Street
New York, NY 10013
Age 41

John B. Cunningham...............    Executive Vice      Since  Managing Director of SBAM          N/A             N/A
SBAM                                 President           1997
388 Greenwich Street
New York, NY 10013
Age 37

Robert M. Donahue, Jr............    Executive Vice      Since  Managing Director of SBAM          N/A             N/A
SBAM                                 President           1998   since 2001, Director and
388 Greenwich Street                                            equity analyst with SBAM
New York, NY 10013                                              prior to 2001

Michael A. Kagan.................    Executive Vice      Since  Managing Director of SBAM          N/A             N/A
SBAM                                 President           2001
388 Greenwich Street
New York, NY 10013

Roger Lavan......................    Executive Vice      Since  Managing Director of SBAM          N/A             N/A
SBAM                                 President           1995
388 Greenwich Street
New York, NY 10013

Additional Information
(unaudited) (continued)


                                                                                       Number of
                                                   Term of                            Investment
                                                   Office*                             Companies
                                                     and                                in Fund
                                                   Length                               Complex
                             Position(s) Held with of Time  Principal Occupation (s)   Overseen   Other Directorships
Name, Address, and Age               Fund          Served     During Past 5 Years     by Director  Held by Director
----------------------       --------------------- ------- -------------------------- ----------- -------------------
Mark McAllister.............    Executive Vice      Since  Managing Director of SBAM;     N/A             N/A
SBAM                            President           2000   Executive VP JLW Capital
388 Greenwich Street                                       Mgt. Inc. -- March 1998 to
New York, NY 10013                                         May 1999; prior to March
Age 40                                                     1998 VP at Cohen & Steers
                                                           Capital Mgt, Inc.

Ross S. Margolies...........    Executive Vice      Since  Managing Director of SBAM      N/A             N/A
SBAM                            President           1998
388 Greenwich Street
New York, NY 10013

David J. Scott..............    Executive Vice      Since  Managing Director of SBAM      N/A             N/A
SBAM                            President           1995
388 Greenwich Street
New York, NY 10013

Beth A. Semmel..............    Executive Vice      Since   Managing Director of SBAM     N/A             N/A
SBAM                            President           1995
388 Greenwich Street
New York, NY 10013

Peter J. Wilby..............    Executive Vice      Since  Managing Director of SBAM      N/A             N/A
SBAM                            President           1995
388 Greenwich Street
New York, NY 10013

George J. Williamson........    Executive Vice      Since  Director of SBAM               N/A             N/A
SBAM                            President           1998
388 Greenwich Street
New York, NY 10013

Christina T. Sydor..........    Secretary           Since  Managing Director of SSB;      N/A             N/A
Salomon Smith Barney Inc.                           1998   General Counsel and
300 First Stamford Place                                   Secretary of SBFM and TIA
Stamford, CT 06902
Age 51

Anthony Pace................    Controller          Since  Director of SSB                N/A             N/A
Salomon Smith Barney Inc.                           1998
125 Broad Street, 11th Floor
New York, NY 10004
Age 36

Tax Information
(unaudited)


For Federal tax purposes, each Fund hereby designates for the fiscal year ended December 31, 2001:

   . Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

                        Capital Fund........     38.19%
                        Investors Value Fund     99.42
                        Balanced Fund.......     23.73

   . Total long-term capital gain distributions paid:

                        Capital Fund........ $ 7,063,462
                        Investors Value Fund  19,346,256
                        Balanced Fund.......     193,401

A total of 0.36% and 2.80% of the ordinary dividends paid by the Capital Fund and Balanced Fund, respectively, from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013
CUSTODIANS
    PNC Bank, National Association
    200 Stevens Drive
    Suite 440
    Lester, Pennsylvania 19113
    Chase Manhattan Bank, N.A.
    4 Chase Metro Tech Center
    18th Floor
    Brooklyn, New York 11245
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110
DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9764
    Providence, Rhode Island 02940-9764
LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017
INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
ANDREW L. BREECH*,***
CAROL L. COLMAN
DANIEL P. CRONIN**
WILLIAM R. DILL*,***
HEATH B. MCLENDON
    Chairman and President, Managing Director,
    Salomon Smith Barney Inc.; President and Director,
    Smith Barney Fund Management LLC and Travelers
    Investment Adviser, Inc.
CLIFFORD M. KIRTLAND, JR.*,***
LOUIS P. MATTIS*,***
THOMAS F. SCHLAFLY*,***
CHARLES F. BARBER, EMERITUS
Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROBERT E. AMODEO**
    Executive Vice President
JAMES E. CRAIGE**
    Executive Vice President
JOHN B. CUNNINGHAM*
    Executive Vice President
THOMAS K. FLANAGAN**
    Executive Vice President
ROGER LAVAN**
    Executive Vice President
ROSS S. MARGOLIES**,***
    Executive Vice President
MARK MCALLISTER*
    Executive Vice President
DAVID J. SCOTT**
    Executive Vice President
PETER J. WILBY**
    Executive Vice President
GEORGE J. WILLIAMSON**
    Executive Vice President
THOMAS A. CROAK**
    Vice President
ROBERT M. DONAHUE**,***
    Vice President
NANCY A. NOYES**
    Vice President
MAUREEN O'CALLAGHAN**
    Vice President
BETH A. SEMMEL**
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

--------------------------------------------------------------------------------
  *Salomon Brothers Investors Value Fund Inc only
 **Salomon Brothers Series Funds Inc only
***Salomon Brothers Capital Fund Inc only

[LOGO] Salomon Brothers
Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013
SBSEQANN 12/01